As filed with the Securities and Exchange Commission on July 2, 2021

File Nos. 002-76969

811-03445

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 71	☒
and REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 72	☒

THE MERGER FUND

(Exact Name of Registrant as Specified in Charter)

100 Summit Lake Drive

Valhalla, New York 10595

(Address of principal executive offices)

(914) 741-5600

(Registrant’s telephone number, including area code)

Roy D. Behren and Michael T. Shannon

THE MERGER FUND

100 Summit Lake Drive

Valhalla, New York 10595

(Name and address of agent for Service)

Copy to:

Jeremy Smith, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date), pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on (date), pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This post-effective amendment is being filed pursuant to Rule 485(a) under the Securities Act of 1933, as amended, to make certain material changes to the Registrant’s registration statement. The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

[_________], 2021

[TO BE UPDATED BY AMENDMENT – The changes described in this amendment are contingent upon completion of a transaction by which Westchester Capital Management is expected to be acquired by Virtus Investment Partners, as well as attendant shareholder approvals of the proposals included in the proxy statement dated May 24, 2021, and approval by the incoming Board of Trustees of other changes reflected in this amendment. If any of these contingencies do not occur, this amendment will be withdrawn or another amendment will be filed to revise the disclosure as necessary or appropriate.]

Prospectus

THE MERGER FUND®

Class A Shares (MERFX)

Class I Shares (MERIX)

VIRTUS WCM

EVENT-DRIVEN FUND

Class A Shares (WCERX)

Class I Shares (WCEIX)

VIRTUS WCM

CREDIT EVENT FUND

Class A Shares (WCFRX)

Class I Shares (WCFIX)

This Prospectus includes information you should know about the Funds before you invest. Please read it carefully.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each fund’s shareholder reports are no longer sent by mail, unless specifically requested from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take action.

You may elect at any time to receive not only shareholder reports but also certain other communications such as prospectuses from the fund electronically, or you may elect to receive all future shareholder reports in paper free of charge. If you own your shares directly with the fund, you may make such elections by calling the fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

TABLE OF CONTENTS [To be updated by amendment]

FUND SUMMARIES

THE MERGER FUND

Investment Objective: The Merger Fund (for purposes of this section, the “Fund”) seeks to achieve capital growth by engaging in merger arbitrage.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial advisor or other financial intermediary; (ii) under “Sales Charges” on page [ ] of the Fund’s prospectus; and (iii) with respect to purchase of shares through specific intermediaries, in Appendix B to the Fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers”.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	1.00%	None
Maximum Sales Charge (Load) Imposed on

Annual Fund Operating Expenses
(expenses that you pay each year as a
percentage of the value of your investment)	Class A	Class I
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	N/A
Total Other Expenses	0.36%	0.29%
Dividends and Interest on Short
Positions and Borrowing Expense
on Securities Sold Short	0.02%	0.02%
Remaining Other Expenses	0.34%	0.27%
Acquired Fund Fees and Expenses(1)	0.05%	0.05%
Total Annual Fund Operating Expenses
Before Fee Waiver(2)	1.66%	1.34%
Fee Waiver(2)	(0.12)%	(0.09)%
Total Annual Fund Operating Expenses
After Fee Waiver/Expense Limitation(2)	1.54%	1.25%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

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(2)

The Fund’s contractual management fee rate is 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its management fee so that the management fee will be: (i) 1.00% of the first $2 billion in average daily net assets of the Fund; and (ii) 0.93% of the average daily net assets of the Fund above $2 billion. This fee waiver arrangement will apply until [September 1, 2023], unless it is terminated at an earlier time by the Fund’s Board of Trustees. In addition, the Adviser has contractually agreed to limit the Fund’s expenses for two years from the effective date of the Investment Advisory Agreement so that the Fund’s net total expenses (excluding taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses) are no higher than they were at the end of the semiannual period ended June 30, 2021. [To be updated by amendment with the specific level of the cap.] Following the two-year contractual period, the Adviser may discontinue the expense limitation arrangements at any time. Under certain conditions, the Adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.

The information presented regarding the fee waiver and expense limitation may not correlate to the amounts shown in the Fund’s financial highlights because the financial highlights reflect a different management fee waiver that was in place for the prior fiscal year.

Example: The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the first year of each period in the Example takes into account the fee waiver described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 year		3 years		5 years		10 years
Class A Shares	Sold or Held	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class I Shares	Sold or Held		$127		$406		$716		$1,597

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses table above or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2020, the Fund’s portfolio turnover rate was 188% of the average value of its portfolio.

Principal Investment Strategies: Under normal market conditions, the Fund invests at least 80% of its total assets principally in the common stock, preferred stock and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment. Because Westchester Capital Management, LLC (the “Subadviser”) typically seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the Subadviser believes the merger-arbitrage strategy is designed to provide performance that normally has relatively low correlation with the performance of stock markets.

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The Fund may employ a variety of hedging strategies to seek to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options. (To sell a security short, the Fund may borrow the security from a broker or other counterparty and sell it to a third party. The Fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.) In addition, the Fund may enter into derivative transactions and purchase or sell other instruments of any kind for similar or other hedging purposes, duration management or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the Subadviser may seek to hedge the Fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options or other derivative investments.

The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). An SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition.

The Fund may also invest in various types of corporate debt obligations, including defaulted securities and obligations of distressed issuers, as part of its merger-arbitrage strategy or for other investment purposes.

In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit and may invest in companies of any market capitalization. The Fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and open-end mutual funds, among others. To the extent that the Fund invests in shares of another investment company or ETF, the Fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments. The Fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with (but are not subject to) the credit quality and duration limits applicable to money market funds under applicable law.

In making merger-arbitrage investments for the Fund, the Subadviser is generally guided by the following considerations:

•	securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time;

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•	before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion;
•	in deciding whether or to what extent to invest, the Subadviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction;
•	the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the Fund’s holdings may be adjusted at any time; and
•	the Subadviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Subadviser’s primary considerations include the Subadviser’s assessments of the likelihood that the transaction will be successfully completed and the investment’s risk-adjusted profile.

The Fund may also loan portfolio securities to earn income.

The Subadviser may sell securities at any time, including if the Subadviser’s evaluation of the risk/reward ratio is no longer favorable. The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Subadviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The Fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective.

Principal Risks: You could lose money by investing in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value (“NAV”) and performance, including the following:

Merger-Arbitrage and Event-Driven Risk - Merger-arbitrage and event-driven investing involves the risk that the Subadviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Subadviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return. The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy. Accordingly, the Fund has historically underperformed the broad equity markets under certain market conditions, such as some periods when there has been rapid appreciation in the equity markets, and may continue to do so in the future.

Hedging Transactions Risk - The success of the Fund’s hedging strategy, if used, will be subject to, among other things, the Subadviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase. There can be no assurance that any hedging transactions will serve their intended purpose or limit the Fund’s exposure to risk or investment losses.

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Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. The Subadviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger, reorganization or other event will be completed as expected will prove correct. The success of any strategy employed by the Subadviser will depend upon, among other things, the Subadviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event. The Adviser, the Subadviser or the Fund’s service providers may experience disruptions or operating errors that could adversely affect the Fund’s operations and performance.

Portfolio Turnover Risk - The frequency of the Fund’s transactions will vary from year to year, though merger-arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates, when Fund shares are held in a taxable account. Higher costs associated with increased portfolio turnover reduce the Fund’s performance. The Fund normally expects to engage in active and frequent trading and expects to have a high rate (over 100%) of portfolio turnover.

Derivatives Risk - Derivatives, such as options, swaps, futures and forward contracts, may not produce the desired investment results because, for example, they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing the Fund to greater potential risk of loss. In addition, the use of derivatives for non-hedging purposes may be considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Foreign Investing Risk - Investing in securities of foreign companies or ETFs which invest in securities of foreign companies, may involve more risks than investing in securities of U.S. companies and such investments may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States. These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets) as well as different trading and settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than comparable investments in U.S. companies.

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In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Further, investments in securities denominated or companies receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. A decline in the values of foreign currencies relative to the U.S. dollar will reduce the values of securities held by the Fund and denominated in those currencies.

Debt Securities Risk - Debt securities may fluctuate in value and experience periods of reduced liquidity due to, among other things, changes in interest rates, governmental intervention, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Debt securities may be difficult to value during such periods. Debt securities generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. Debt securities are subject to interest rate risk, which is the risk that when interest rates rise, the values of fixed income debt securities tend to decline. Debt securities have varying levels of sensitivity to changes in interest rates, and the values of securities with longer durations tend to be more sensitive to changes in interest rates. Debt securities are subject to the risk that if interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance. Debt securities are also subject to credit risk, which is the risk that the issuer of an instrument may default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of the Fund’s fixed and floating rate income securities to decline. Securities rated below-investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Lower rated issuers are more likely to default and their securities could become worthless. Below-investment-grade securities are also subject to greater price volatility than investment grade securities. In addition, investments in defaulted securities and obligations of distressed issuers, such as issuers undergoing or expected to undergo bankruptcy, may be illiquid and are considered highly speculative.

The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer’s operating results and credit ratings.

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The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events, or debt securities that will be repaid in connection with a merger, takeover or other corporate event, may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

Leveraging Risk - If the Fund employs leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and investing in derivative instruments, the value of the Fund’s shares could be expected to be more volatile. Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage, and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

Liquidity Risk - Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which the Fund believes represents current or fair market value. The Fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with the credit quality and duration limits applicable to money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Rule 2a-7”). Such private funds are not registered under the 1940 Act and accordingly, the protections of the 1940 Act (which, among other things, require investment companies to have disinterested directors on their boards and to provide shareholders with a statutory right of redemption) will not apply to such private funds. Additionally, although each such private fund intends to comply with the risk and investment limitations and other provisions of Rule 2a-7, it is not subject to the rule, may not comply with the rule, does not hold itself out as a money market fund within the meaning of the rule, and its investment returns may involve substantially more investment and liquidity risk than a registered investment company relying on and subject to the rule. The Fund’s investments in each such private fund are subject to heightened liquidity risk as the private funds reserve the right to suspend redemptions or postpone the date of payment of redemptions. There are no limits on the Fund’s investments in such private funds but the Fund’s investment in each such vehicle has been, and is expected to be, below 15% of its net asset value.

Short Selling Risk - Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Also, the Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale. Short sales are also subject to many of the risks described herein under “Derivatives Risk”.

Options Risk - The Fund may engage in a variety of options transactions. When the Fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the Fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. In addition, the Fund may earn premiums from writing call options. For shareholders who hold Fund shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.

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Market Risk - Investment markets can be volatile. Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. The prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, demographic or market conditions. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the Fund more vulnerable to adverse developments affecting those industries or sectors. No hedging or other instrument exists that would allow the Fund to eliminate all of the Fund’s exposure to market volatility. During periods of significant market stress or volatility, the performance of the Fund may correlate to a greater extent with the overall equity markets than it has during periods of less stress and volatility. There can be no assurance that the Fund’s performance will not correlate closely with that of the equity markets during certain periods, such as periods of significant market stress. The Fund’s investments may decline in value if markets perform poorly.

Legal and Regulatory Risk - Legal, tax and regulatory changes could occur and may adversely affect the Fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the Federal Trade Commission (“FTC”), the U.S. Federal Reserve or other domestic or foreign governmental regulatory authorities or self-regulatory organizations that could adversely affect the Fund. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations, such as statutes and regulations governing mergers, takeovers or potential monopolies. Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by adopting rules that may curtail the Fund’s ability to use derivative and other instruments and that may require the Fund to change how it has been managed historically. The Fund and its agents continue to evaluate these measures, and there can be no assurance that they will not adversely affect the Fund and its performance.

SPAC Risk. The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which may be traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in an SPAC is subject a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving the Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; (ix) the values of investments in SPACs may be highly volatile, the Fund may have little or no ability to hedge its exposure to a SPAC investment, and the value of a SPAC investment may depreciate significantly; (x) an investment in a SPAC may include potential conflicts and potential for misalignment of incentives in the structure of the SPAC; and (xi) the growth in SPAC offerings may increase competition for target companies and, as a result, contribute to a decline in deal quality.

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Counterparty Risk - A significant risk in certain transactions, such as two-party derivative instruments, securities loans and repurchase agreements, is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. Accordingly, such transactions involve the risk that the Fund will be delayed in or prevented from obtaining payments owed to it. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could, be delayed in or prevented from obtaining payments owed to it, miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions. The use of a central clearing party for certain investments is intended to decrease counterparty risk but will not make these transactions risk free and may increase the overall costs associated with the transaction or involve other risks.

Operational Risk - In addition to the risks associated with the Adviser’s and/or Subadviser’s implementation of the Fund’s investment program, the Fund also is subject to operational risk associated with the provision of investment management and other services to the Fund by the Adviser, the Subadviser and the Fund’s other service providers. Operational risk includes the risk that deficiencies in the Adviser’s or Subadviser’s internal systems (including communications and information systems) or controls, or in those of a service provider, including those to whom the Adviser or Subadviser has contractually delegated certain of its responsibilities, may cause losses for the Fund or hinder Fund operations. Operational risk results from inadequate procedures and controls, employee fraud, recordkeeping error, human error, and system failures by the Adviser, the Subadviser or a service provider. For example, trading delays or errors caused by the Subadviser prevent the Fund from purchasing a security that the Subadviser expects will appreciate in value, thus reducing the Fund’s opportunity to benefit from the security’s appreciation. The Adviser and Subadviser are generally not contractually liable to the Fund for operational losses associated with operational risk.

Lower-Rated Securities Risk - Securities rated below investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

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Other Risks - Certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

Annual Total Returns: The information in the bar chart and table shown below provides some indication of the risks of investing in the Fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. The bar chart shows changes in the Fund’s performance from year to year over a ten-year period for Class A shares (which were formerly known as Investor Class shares) and the table compares the average annual total returns of the Fund’s shares for the 1-, 5- and 10- year and since inception periods with those of the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. Class I shares (which were formerly known as Institutional Class shares) represent an investment in the same portfolio of securities as Class A shares. Annual returns would differ only to the extent that Class I shares do not have the same expenses as Class A shares. Class I shares are not subject to distribution and/or service (12b-1) fees.

Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., a prior investment adviser to the Fund. Messrs. Behren and Shannon, the Fund’s current portfolio managers, have served as co-portfolio managers of the Fund since January 2007. The performance results herein reflect the reinvestment of all dividends and distributions.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at virtus.com. [Performance information to be updated by amendment.]

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Average Annual Total Returns

for the Periods Ended December 31, 2020

				Since
				Inception
	1 Year	5 Years	10 Years	(1/31/1989)
Class A Shares
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions
and Sale of Fund Shares*
Class I Shares**
Return Before Taxes	5.15%	5.00%	3.49%	6.13%
ICE BofA Merrill Lynch 3-Month
U.S. Treasury Bill Index
(reflects no deduction for
fees and expenses)	0.67%	1.20%	0.64%	3.03%

*	The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor.
**	Performance for Class I shares prior to their inception (8/1/2013) is the historical performance of Class A shares, and has not been adjusted for the lower expenses applicable to Class I shares. The performance shown for Class I shares does not reflect the effect of the sales charge applicable to purchases of Class A shares.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. Investors holding their shares through such tax-advantaged arrangements generally will only be taxed upon withdrawal of monies from the arrangement. After-tax returns are shown for Class A shares and after-tax returns for Class I shares will vary.

Investment Adviser: Virtus Investment Advisers, Inc.

Investment Subadviser: Westchester Capital Management, LLC.

Portfolio Managers: Mr. Roy D. Behren and Mr. Michael T. Shannon have served as co-portfolio managers of the Fund since January 2007. Mr. Behren is Co-Manager and [Co-President] of the Subadviser. Mr. Shannon is Co-Manager and [Co-President] of the Subadviser.

Purchase and Sale of Fund Shares: You may purchase or redeem shares on any day when the Fund calculates its NAV. The Fund calculates its NAV on each weekday other than days when the New York Stock Exchange (“NYSE”) is closed. Shares of the Fund may be purchased by sending a completed application form to The Merger Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701 or through authorized financial intermediaries.

The minimum investment requirements for initial and subsequent investment are as follows:

	Minimum Initial		Subsequent
	Investment		Investments
Class A Shares	$2,500	*	$100	**
Class I Shares	$100,000		$0

*

The minimum initial investment is $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts; there is no minimum initial investment for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

**	There is no minimum additional investment for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Tax Information: The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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VIRTUS WCM EVENT-DRIVEN FUND

Investment Objective: Virtus WCM Event-Driven Fund’s (for purposes of this section, the “Fund”) investment objective is to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial advisor or other financial intermediary; (ii) under “Sales Charges” on page [    ] of the Fund’s prospectus; and (iii) with respect to purchase of shares through specific intermediaries, in Appendix B to the Fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers”.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)	1.00%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	N/A
Total Other Expenses	0.53%	0.52%
Dividends and Interest on Short
Positions and Borrowing Expense
on Securities Sold Short	0.17%	0.17%
Remaining Other Expenses(1)	0.36%	0.35%
Acquired Fund Fees and Expenses(2)	0.06%	0.06%
Total Annual Fund Operating Expenses
Before Expense Waiver and Reimbursement(3)	2.09%	1.83%
Expense Waiver and Reimbursement(3)	(0.04)%	(0.03)%
Total Annual Fund Operating Expenses
After Expense Waiver and Reimbursement(3)	2.05%	1.80%

(1)	During the Fund’s prior fiscal year, the Subadviser (which served as the investment adviser at the time) recouped 0.00% and 0.00% for Class A shares (known as Investor Class shares at the time) and Class I shares (known as Institutional Class shares at the time), respectively, in fees it had waived or expenses it had reimbursed pursuant to its expense limitation arrangement with the Fund.

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(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(3)	The Adviser has agreed to contractually limit the Fund’s expenses through [September 1, 2023,] so that the Fund’s net total expenses (excluding taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses) do not exceed [1.82% for Class A shares and 1.57% for Class I shares, or if less, the level of the Class A shares’ and Class I shares’ respective expenses at the end of the semiannual period ended June 30, 2021.] [To be updated by amendment with the specific level of the cap.] Following the two-year contractual period, the Adviser may discontinue the expense limitation arrangements at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitations in place at the time such amounts were waived or reimbursed.

Example: The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the first year of each period in the Example takes into account the expense waiver and reimbursement described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 year		3 years		5 years		10 years
Class A Shares	Sold or Held	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class I Shares	Sold or Held		$183		$570		$985		$2,143

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses table above or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2020, the Fund’s portfolio turnover rate was 320% of the average value of its portfolio.

Principal Investment Strategies: The Fund primarily employs investment strategies designed to capture price movements generated by specific events, including, but not limited to, equity and/or debt securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as “event-driven opportunities”). Among the investment strategies the Subadviser may use on behalf of the Fund are the following strategies. The Fund may use some, none or all of these strategies at any one time, and there is no limit on the percentage of the Fund’s assets that may be invested in any single type of strategy or investment.

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• Merger-Arbitrage Strategy: The Fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase. Although a variety of strategies may be employed depending upon the nature of the reorganizations, the most common merger-arbitrage strategy involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment. The Fund may employ a variety of hedging strategies to seek to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options. (To sell a security short, the Fund may borrow the security from a broker or other counterparty and sell it to a third party. The Fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.) The success of the merger-arbitrage strategy depends on, among other things, the Subadviser’s correct evaluation of the outcome of the event-driven opportunity because the Subadviser typically seeks to establish one or more investment positions that will benefit from the completion of the merger, takeover or other reorganization.

• Special Situations Strategy: The Fund may invest in the securities of issuers based upon the expectation of the Subadviser that the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spinoffs and split-offs, credit rating upgrade, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The Fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the Fund may seek to use such strategies independently.

• Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer. For example, when the Subadviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the Fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer goes bankrupt and the recovery rate for the senior debt is higher than the expectations implicit in the prices of the securities at the time the Fund established its positions. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer.

• Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between an issuer’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities. Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

The Fund may also invest in other special situations, such as initial public offerings, in privately-placed securities of issuers, including those the Subadviser expects to undertake an initial public offering, and other related liquidity events for current shareholders of an issuer. The Fund may also invest in issuers to capture special dividends or other distributions.

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• Distressed/Restructuring: The Fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings. The Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The Fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions. The Fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

• Option Income Strategies: The Fund may sell, or “write,” call options on its portfolio securities. The Fund may also write call options on one or more baskets of stocks, such as the S&P 500® Index or an industry sub-group of the S&P 500® Index. The options written by the Fund are considered “covered” if the Fund owns the stocks or baskets of stocks against which the options are written. The Subadviser may determine to purchase shares and sell call options on those shares at approximately the same time, although the sale of options on the Fund’s portfolio securities may occur at any time or not at all. The Subadviser may utilize the option writing strategy at any time, including in a relatively flat or declining market environment, to earn premium income. The Fund may sell call options on substantially all of its portfolio securities.

The Fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the Subadviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions. In a risk-reversal transaction, the Subadviser may buy put options and sell call options against a long stock position.

• Investments in SPACs: The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). An SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. There is no limit on the portion of the Fund that may be invested in SPACs and, at times, the Fund has had as much as 40% or more of its investment exposure to SPACs and may have that amount or more invested in SPACs in the future. Although the Fund’s allocation to different investment strategies and investment types changes over time, the Fund may continue to have a significant percentage of its assets invested in SPACs.

Additional Event-Driven Strategies. In addition to the above strategies, the Fund’s Subadviser may invest in other investments or utilize other strategies. For example, the Fund may pursue other event-driven strategies, including investing in companies that may be subject to significant regulatory issues or changes or may be exploring strategic alternatives. The success of those strategies will depend upon, among other things, the Subadviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

* * * * *

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In implementing the Fund’s investment strategies, the Fund may invest in a wide variety of investments, such as equity securities of any kind, debt securities of any kind, including, among others, corporate debt obligations (including defaulted securities and obligations of distressed issuers), those that pay a fixed or floating rate of interest, warrants, convertible securities, master limited partnerships, derivative instruments of any kind, including options, futures, currency forwards and swaps. Derivative instruments may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income. The Fund may also engage in forward commitments and reverse repurchase agreements. In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit.

The Fund may purchase fixed and floating rate income investments of any credit quality or maturity, including corporate bonds, bank debt and preferred securities. The Fund may invest in non-investment-grade debt securities (those rated BB+ or lower by S&P, or comparably rated by another nationally recognized statistical rating organization (NRSRO)), unrated investments of comparable quality, commonly referred to as “high yield” or “junk” bonds. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. This strategy may be utilized by the Subadviser to generate income, to diversify the Fund’s investments or for other investing purposes.

The Fund may enter into derivative transactions and purchase or sell other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the Fund may write call options on its portfolio securities or a market index that is representative of its portfolio with the expectation of generating additional income. The Subadviser may seek to hedge the Fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options. A put option gives the Fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The Fund also may use derivative transactions with the purpose or effect of creating investment leverage.

The Fund may invest in derivative instruments in any manner consistent with its investment strategies, including, for example, in the following situations: (i) the Fund may invest in futures contracts, options on futures contracts, or swap transactions as a substitute for a cash investment in an equity security, (ii) the Fund may invest in interest rate swaps, total return swaps, or futures contracts where the Subadviser believes doing so is the most cost-efficient or liquid way to gain the desired investment exposure, (iii) the Fund may invest in options contracts, forward currency contracts, futures contracts and interest rate swaps to adjust the Fund’s investment or risk exposure, and (iv) the Fund may invest in futures transactions, option contracts and swap contracts, such as total return swaps and credit default swaps, to gain investment exposure beyond that which could be achieved by making only cash investments.

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The Fund may invest in other investment companies, including ETFs, closed-end funds and open-end mutual funds, among others. Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, or managing the Fund’s cash position. In addition, the Fund may invest in ETFs and other investment companies as part of an event-driven opportunity if such an investment is otherwise consistent with the Fund’s principal investment strategies. For example, the Fund may take a position in a narrowly-based sector ETF as part of an investment thesis relating to how a regulatory event may affect companies operating in a particular sector or industry. The Fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with (but are not subject to) the credit quality and duration limits applicable to money market funds under applicable law.

The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Subadviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The Fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective.

In making investments for the Fund, the Subadviser is generally guided by the following considerations:

•	before an initial position in an event-driven opportunity is established, a preliminary analysis is made of the expected event to determine the probability and timing of the event;
•	in deciding whether or to what extent to invest, the Subadviser evaluates, among other things, the credibility, strategic motivation and financial resources of the relevant participants, and the liquidity of the securities involved in the transaction; and
•	the risk-reward characteristics of each event-driven opportunity are assessed on an ongoing basis.

The Fund may also loan portfolio securities to earn income.

The Fund’s holdings may be adjusted at any time. The Subadviser may sell securities at any time, including if the Subadviser’s evaluation of the risk/reward ratio is no longer favorable, in order to take advantage of what the Subadviser considers to be a better investment opportunity, when the Subadviser believes the investment no longer represents a relatively attractive investment opportunity, or when the Subadviser perceives deterioration in the credit fundamentals of the issuer.

The Fund normally expects to engage in active and frequent trading and expects to have a high rate (over 100%) of portfolio turnover.

Principal Risks: You could lose money by investing in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Although all of the following are principal risks of investing in the Fund and could adversely affect the Fund’s net asset value and performance, an investment in the Fund is particularly subject to Merger-Arbitrage and Event-Driven Risk, Management Risk and Hedging Transactions Risk.

Derivatives Risk - Derivatives, such as options, swaps, futures and forward contracts, may not produce the desired investment results because, for example, they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

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Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing the Fund to greater potential risk of loss. In addition, the use of derivatives for non-hedging purposes may be considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Debt Securities Risk - Debt securities may fluctuate in value and experience periods of reduced liquidity due to, among other things, changes in interest rates, governmental intervention, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Debt securities may be difficult to value during such periods. Debt securities generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. Debt securities are subject to interest rate risk, which is the risk that when interest rates rise, the values of fixed income debt securities tend to decline. Debt securities have varying levels of sensitivity to changes in interest rates, and the values of securities with longer durations tend to be more sensitive to changes in interest rates. Debt securities are subject to the risk that if interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance. Debt securities are also subject to credit risk, which is the risk that the issuer of an instrument may default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of the Fund’s fixed and floating rate income securities to decline. Some debt securities may be subject to extension risk. This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving a Fund of a favorable stream of future interest or dividend payments. A Fund could buy another security, but that other security might pay a lower interest rate. Securities rated below-investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Lower rated issuers are more likely to default and their securities could become worthless. Below-investment-grade securities are also subject to greater price volatility than investment grade securities. In addition, investments in defaulted securities and obligations of distressed issuers, such as issuers undergoing or expected to undergo bankruptcy, may be illiquid and are considered highly speculative.

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The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer’s operating results and credit ratings.

The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events, or debt securities that will be repaid in connection with a merger, takeover or other corporate event, may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

Distressed Securities Risk - Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

Foreign Investing Risk - Investing in securities of foreign companies or ETFs which invest in securities of foreign companies, may involve more risks than investing in securities of U.S. companies and such investments may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States. These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets) as well as different trading and settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than comparable investments in U.S. companies.

In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Further, investments in securities denominated or companies receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. A decline in the values of foreign currencies relative to the U.S. dollar will reduce the values of securities held by the Fund and denominated in those currencies.

Hedging Transactions Risk - The success of the Fund’s hedging strategy, if used, will be subject to, among other things, the Subadviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase. There can be no assurance that any hedging transactions will serve their intended purpose or limit the Fund’s exposure to risk or investment losses.

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Interest Rate Risk - Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund’s debt securities and preferred securities and, accordingly, the Fund’s share price.

Large Shareholder Risk - Certain account holders, including the Subadviser (or its affiliates) or funds or accounts over which the Subadviser or one of its affiliates has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Subadviser or one of its affiliates, will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Subadviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

Leveraging Risk - If the Fund employs leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and investing in derivative instruments, the value of the Fund’s shares could be expected to be more volatile. Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage, and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

Liquidity Risk - Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which the Fund believes represents current or fair market value. The Fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with the credit quality and duration limits applicable to money market funds under Rule 2a-7 under the 1940 Act (“Rule 2a-7”). Such private funds are not registered under the 1940 Act and accordingly, the protections of the 1940 Act (which, among other things, require investment companies to have disinterested directors on their boards and to provide shareholders with a statutory right of redemption) will not apply to such private funds. Additionally, although each such private fund intends to comply with the risk and investment limitations and other provisions of Rule 2a-7, it is not subject to the rule, may not comply with the rule, does not hold itself out as a money market fund within the meaning of the rule, and its investment returns may involve substantially more investment and liquidity risk than a registered investment company relying on and subject to the rule. The Fund’s investments in each such private fund are subject to heightened liquidity risk as the private funds reserve the right to suspend redemptions or postpone the date of payment of redemptions. There are no limits on the Fund’s investments in such private funds but the Fund’s investment in each such vehicle has been, and is expected to be, below 15% of its net asset value.

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Lower-Rated Securities Risk - Securities rated below investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. The Subadviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger, reorganization or other event will be completed as expected will prove correct. The success of any strategy employed by the Subadviser will depend upon, among other things, the Subadviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event. The Adviser, the Subadviser or the Fund’s service providers may experience disruptions or operating errors that could adversely affect the Fund’s operations and performance.

Merger-Arbitrage and Event-Driven Risk - Merger-arbitrage and event-driven investing involves the risk that the Subadviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Subadviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return. The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy. Accordingly, the Fund has historically underperformed the broad equity markets under certain market conditions, such as some periods when there has been rapid appreciation in the equity markets, and may continue to do so in the future.

Portfolio Turnover Risk - The frequency of the Fund’s transactions will vary from year to year, though merger-arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates, when Fund shares are held in a taxable account. Higher costs associated with increased portfolio turnover reduce the Fund’s performance. The Fund normally expects to engage in active and frequent trading and expects to have a high rate (over 100%) of portfolio turnover.

Short Selling Risk - Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Also, the Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale. Short sales are also subject to many of the risks described herein under “Derivatives Risk”.

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Options Risk - The Fund may engage in a variety of options transactions. When the Fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the Fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. In addition, the Fund may earn premiums from writing call options. For shareholders who hold Fund shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.

Small and Medium Capitalization Risk - The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.

Market Risk - Investment markets can be volatile. Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. The prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, demographic or market conditions. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the Fund more vulnerable to adverse developments affecting those industries or sectors. No hedging or other instrument exists that would allow the Fund to eliminate all of the Fund’s exposure to market volatility. During periods of significant market stress or volatility, the performance of the Fund may correlate to a greater extent with the overall equity markets than it has during periods of less stress and volatility. There can be no assurance that the Fund’s performance will not correlate closely with that of the equity markets during certain periods, such as periods of significant market stress. The Fund’s investments may decline in value if markets perform poorly.

Legal and Regulatory Risk - Legal, tax and regulatory changes could occur and may adversely affect the Fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the Federal Trade Commission (“FTC”), the U.S. Federal Reserve or other domestic or foreign governmental regulatory authorities or self-regulatory organizations that could adversely affect the Fund. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations, such as statues and regulations governing mergers, takeovers or potential monopolies or anti-competitive practices. Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by adopting rules that may curtail the Fund’s ability to use derivative and other instruments and that may require the Fund to change how it has been managed historically. The Fund and its agents continue to evaluate these measures, and there can be no assurance that they will not adversely affect the Fund and its performance.

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SPAC Risk - The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which may be traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in an SPAC is subject a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving the Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; (ix) the values of investments in SPACs may be highly volatile, the Fund may have little or no ability to hedge its exposure to a SPAC investment, and the value of a SPAC investment may depreciate significantly; (x) an investment in a SPAC may include potential conflicts and potential for misalignment of incentives in the structure of the SPAC; and (xi) the growth in SPAC offerings may increase competition for target companies and, as a result, contribute to a decline in deal quality.

Counterparty Risk - A significant risk in certain transactions, such as two-party derivative instruments, securities loans and repurchase agreements, is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. Accordingly, such transactions involve the risk that the Fund will be delayed in or prevented from obtaining payments owed to it. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could, be delayed in or prevented from obtaining payments owed to it, miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions. The use of a central clearing party for certain investments is intended to decrease counterparty risk but will not make these transactions risk free and may increase the overall costs associated with the transaction or involve other risks.

Operational Risk - In addition to the risks associated with the Adviser’s and Subadviser’s implementation of the Fund’s investment program, the Fund also is subject to operational risk associated with the provision of investment management and other services to the Fund by the Adviser, the Subadviser and the Fund’s other service providers. Operational risk includes the risk that deficiencies in the Adviser’s and/or Subadviser’s internal systems (including communications and information systems) or controls, or in those of a service provider, including those to whom the Adviser or Subadviser has contractually delegated certain of its responsibilities, may cause losses for the Fund or hinder Fund operations. Operational risk results from inadequate procedures and controls, employee fraud, recordkeeping error, human error, and system failures by the Adviser, the Subadviser or a service provider. For example, trading delays or errors caused by the Subadviser prevent the Fund from purchasing a security that the Subadviser expects will appreciate in value, thus reducing the Fund’s opportunity to benefit from the security’s appreciation. The Adviser and Subadviser are generally not contractually liable to the Fund for operational losses associated with operational risk.

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Other Risks - Certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

Annual Total Returns: The information in the bar chart and table shown below provides some indication of the risks of investing in the Fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. The bar chart shows changes in the performance of the Fund’s Class I shares (formerly known as Institutional Class shares) for the period since the Fund commenced investment operations consistent with its principal investment strategies (January 2, 2014) through December 31, 2020 and the table compares the average annual total returns of the Fund’s Class I shares for the one-year, five-year and since inception periods with those of the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. Class A shares (formerly known as Investor Class shares) represent an investment in the same portfolio of securities as Class I shares; however, Class A shares are subject to a front-end sales charge and a 0.25% 12b-1 fee whereas Class I shares are not subject to a 12b-1 fee. The performance results herein reflect the reinvestment of all dividends and distributions.

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The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at virtus.com.

[Performance information to be updated by amendment.]Total return as of 12/31 for each period

During the periods shown in the above chart, the highest quarterly return was 10.46% (for the quarter ended December 31, 2020) and the lowest quarterly return was -12.72% (for the quarter ended March 31, 2020). For the periods shown, the Fund had expense limitations, without which returns would have been lower.

Average Annual Total Returns

for the Periods Ended December 31, 2020

			Since Inception
	1 Year	5 Year	(1/2/2014)
Class I Shares
Return Before Taxes	6.55%	6.07%	4.55%
Return After Taxes on Distributions	5.48%	5.11%	3.58%
Return After Taxes on Distributions
and Sale of Fund Shares*	4.15%	4.36%	3.16%
Class A Shares**
Return Before Taxes	[ ] %	[ ] %	[ ] %
ICE BofA Merrill Lynch 3-Month
U.S. Treasury Bill Index (reflects no
deduction for fees and expenses)	0.67%	1.20%	0.87%

*	The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor.
**	Performance for Class A shares for the periods prior to their inception (3/22/2017) is the historical performance of Class I shares, and has been adjusted for the higher expenses applicable to Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. Investors holding their shares through such tax-advantaged arrangements generally will only be taxed upon withdrawal of monies from the arrangement. After-tax returns are shown for Class I shares only; after-tax returns for Class A shares will vary.

Investment Adviser: Virtus Investment Advisers, Inc.

Investment Subadviser: Westchester Capital Management, LLC.

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Portfolio Managers: Mr. Roy D. Behren and Mr. Michael T. Shannon have served as co-portfolio managers of the Fund since the Fund commenced investment operations in January 2014. Mr. Behren is Co-Manager and [Co-President] of the Subadviser. Mr. Shannon is Co-Manager and [Co-President] of the Subadviser.

Purchase and Sale of Fund Shares: You may purchase or redeem shares on any day when the Fund calculates its NAV. The Fund calculates its NAV on each weekday other than days when the NYSE is closed. Shares of the Fund may be purchased by sending a completed application form to Virtus WCM Event-Driven Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701 or through authorized financial intermediaries.

The minimum investment requirements for initial and subsequent investment are as follows:

	Minimum Initial		Subsequent
	Investment		Investments
Class A Shares	$2,500	*	$100
Class I Shares	$100,000		$0

*	The minimum initial investment is $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts; there is no minimum initial investment for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
**	There is no minimum additional investment for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Tax Information: The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VIRTUS WCM CREDIT EVENT FUND

Investment Objective: Virtus WCM Credit Event Fund’s (for purposes of this section, the “Fund”) investment objective is to provide attractive risk-adjusted returns independent of market cycles. The intent is to provide such returns through both current income and capital appreciation. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial advisor or other financial intermediary; (ii) under “Sales Charges” on page [ ] of the Fund’s prospectus; and (iii) with respect to purchase of shares through specific intermediaries, in Appendix B to the Fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers”.

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Shareholder Fees:
(fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested

Annual Fund Operating Expenses:
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Total Other Expenses	4.88%	4.85%
Interest on Short Positions and on Reverse
Repurchase Agreements and
Borrowing Expense on Securities Sold Short	2.31%	2.31%
Remaining Other Expenses	2.57%	2.54%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%
Total Annual Fund Operating Expenses
Before Expense Waiver and Reimbursement(2)	6.15%	5.87%
Fee Waiver and Reimbursement(2)	(1.93)%	(1.90)%
Total Annual Fund Operating Expenses
After Expense Waiver and Reimbursement(2)	4.22%	3.97%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(2)	The Adviser has contractually agreed to limit the Fund’s expenses until [September 1, 2023,] so that the Fund’s net total expenses (excluding taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses) will not exceed [1.89% for Class A shares or 1.64% for Class I shares, respectively, or, if less, the relevant class’ net total annual operating expenses at the end of the semiannual period ended June 30, 2021]. [To be updated by amendment with the specific level of the cap.] Following the two-year contractual period, the Adviser may discontinue the expense limitation arrangements at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed and the terms of any expense limitations in place at the time of recoupment.

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Example: The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Only the first year of each period in the Example takes into account the fee waiver and reimbursement described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 year		3 years		5 years		10 years
Class A Shares	Sold or Held	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Class I Shares	Sold or Held		$399		$1,399		$2,576		$5,432

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses table above or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2020, the Fund’s portfolio turnover rate was 208% of the average value of its portfolio.

Principal Investment Strategies: Under normal market conditions, the Fund will invest principally in fixed income investments and other investments related to specific events or catalysts that the Subadviser expects will cause material credit events or similar situations (referred to as “credit event opportunities”), such as capital structure arbitrage, mergers and acquisitions, spin-offs, credit restructurings, IPOs of debt, re-financings, debt maturities, asset monetizations, and other restructurings. The Fund may also invest in securities of late-stage distressed issuers, issuers involved in pre- and post-bankruptcy proceedings, special purpose acquisition companies, and similar investment opportunities. The Fund seeks to make investments that the Subadviser believes will appreciate in value or in certain instances, like with respect to debt securities, will result in the right to repayment being satisfied before the stated maturity date due to, among other things, completed transactions, re-capitalizations, debt retirement, and restructurings. In making investment decisions, the Subadviser may also consider the income that can be earned on an investment until the time a credit event opportunity is expected to be realized.

In implementing the Fund’s principal investment strategies, the Fund may invest in a wide variety of investments, such as bonds and other debt securities of any kind (including, among others, corporate debt obligations, including defaulted securities and obligations of distressed issuers), loans, preferred stock and other preferred securities, convertible bonds, high-yield securities, structured credit securities, initial public offerings, closed-end funds and other pooled investment vehicles, credit default swaps, equity linked notes and derivative instruments of any kind, including options, swaps and structured notes, and other similar securities.

The Fund also may invest in leveraged loans. Leveraged loans include loans extended to an entity that already has considerable amounts of debt (or will after the borrowing). Leveraged loans may be issued in connection with leveraged buyout transactions and may involve limited or no covenant protections for the benefit of those who the borrower is obligated to repay at maturity, such as the Fund.

The Subadviser seeks to invest in attractive credit-event related opportunities of any kind. Accordingly, the Fund may invest in foreign issuers and securities without limit. Also, the Fund may invest in debt instruments of any duration or credit quality, including high yield debt (commonly referred to as “junk” bonds), distressed debt and defaulted debt. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. While there are no limits on the Fund’s weighted average duration, the Subadviser generally will target a portfolio with a short to medium term effective duration of less than 7 years.

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When the Subadviser believes there are sufficient attractive investment opportunities, the Subadviser may make investments that involve the use of investment leverage. The Fund may use derivative instruments, short sale positions, repurchase agreements, reverse repurchase agreements, credit facilities and other means to create investment exposure or leverage and the Fund’s total notional (that is, investment) exposure may exceed its net assets significantly.

Among the investment strategies the Subadviser may use on behalf of the Fund are the following strategies. The Fund may use some, none or all of these strategies at any one time, and there is no limit on the percentage of the Fund’s assets that may be invested in any single type of strategy or investment.

• Special Situations Strategy: The Fund may invest in the securities of issuers based upon the expectation of the Subadviser that the price of such securities may change in the short term due to a special situation, such as spinoffs and split-offs, re-capitalization, credit rating upgrade, debt repayment, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The Fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the Fund may seek to use such strategies independently.

• Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer. For example, when the Subadviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the Fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer goes bankrupt and the recovery rate for the senior debt is higher than the expectations implicit in the prices of the securities at the time the Fund established its positions.

• Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between an issuer’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities. Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

• Distressed/Restructuring Strategies: The Fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings. The Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The Fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions. The Fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

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• Options Strategies: The Fund may sell or buy call or put options on its portfolio securities. The Fund may also sell or buy options on one or more stocks or bonds or on a basket of stocks or bonds, including those of issuers in the same industry or industry sub-group. The Subadviser may determine to sell or purchase securities and sell or buy options on those shares at approximately the same time, although options trades on the Fund’s portfolio securities may occur at any time or not at all. The Subadviser may utilize option strategies at any time, including in a relatively flat or declining market environment, for hedging or investment purposes.

The Fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the Subadviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions. In a risk-reversal transaction, the Subadviser may buy put options and sell call options against a long stock position.

• Merger-Arbitrage Strategy: The Fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase. Merger-arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment. The success of the merger-arbitrage strategy depends on, among other things, the Subadviser’s correct evaluation of the outcome of the event-driven opportunity because the Subadviser typically seeks to establish one or more investment positions that will benefit from the completion of the merger, takeover or other reorganization. The Fund may employ a variety of hedging strategies to seek to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options. (To sell a security short, the Fund may borrow the security from a broker or other counterparty and sell it to a third party. The Fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.)

• Investments in SPACs: The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. There is no limit on the portion of the Fund that may be invested in SPACs and, at times, the Fund has had as much as half or more of its investment exposure to SPACs and may have that amount or more invested in SPACs in the future. Although the Fund’s allocation to different investment strategies and investment types changes over time, the Fund may continue to have a significant percentage of its assets invested in SPACs.

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• Other Strategies: In addition to the above principal investment strategies, the Fund’s Subadviser may invest in other investments or utilize other strategies, including non-credit related event-driven and market neutral strategies. A market neutral strategy is a type of investment strategy that seeks to profit irrespective of whether prices of securities in the market more generally are broadly increasing or decreasing. The performance of a successfully implemented market neutral strategy should have relatively low levels of correlation to the performance of the market overall, though under certain conditions the performance of many asset classes and investment strategies, including market neutral strategies, have become highly correlated with the broader market, and may become so again. The Fund may also invest in issuers to capture special dividends or other special distributions. The success of any strategy employed by the Fund’s Subadviser will largely depend upon, among other things, the Subadviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event.

The Fund may also invest in other investment companies and exchange-traded funds (“ETFs”), closed-end funds and open-end mutual funds, among others, including pooled investment vehicles sponsored by the Adviser or its affiliate. Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, managing the Fund’s cash position, or obtaining credit exposure to other event-driven strategies when the Subadviser determines there are insufficient attractive credit-event related investment opportunities.

The Fund may use derivative instruments of any kind to seek to take advantage of attractive credit-event related opportunities it identifies. For example, the Fund may use derivative instruments, such as credit default swaps, because they represent the most efficient way to gain long or short exposure to one or more identified credit-related investment opportunities, issuers or asset classes. The Fund may also invest in derivative instruments, such as interest rate swaps, for hedging, duration management, volatility management and other risk management purposes.

The Fund may also loan portfolio securities to earn income.

Although there are no constraints on the number of credit event opportunities the Fund may have exposure to, the Fund expects to have exposure to between 20 to 40 credit event-related opportunities under normal circumstances. The Fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover.

Principal Risks: You could lose money by investing in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Although all of the following are principal risks of investing in the Fund and could adversely affect the Fund’s net asset value (“NAV”) and performance, an investment in the Fund is particularly subject to Merger-Arbitrage and Event-Driven Risk, Management Risk, Hedging Transactions Risk, Debt Securities Risk and Leveraging Risk.

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Counterparty Risk - To the extent the Fund enters into contracts with counterparties, such as over-the-counter (“OTC”) derivatives contracts, the Fund runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives.

Debt Securities Risk - Debt securities may fluctuate in value and experience periods of reduced liquidity due to, among other things, changes in interest rates, governmental intervention, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Debt securities may be difficult to value during such periods. Debt securities generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. Debt securities are subject to interest rate risk, which is the risk that when interest rates rise, the values of fixed income debt securities tend to decline. Debt securities have varying levels of sensitivity to changes in interest rates, and the values of securities with longer durations tend to be more sensitive to changes in interest rates. Debt securities are subject to the risk that if interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance. Debt securities are also subject to credit risk, which is the risk that the issuer of an instrument may default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of the Fund’s fixed and floating rate income securities to decline. Some debt securities may be subject to extension risk. This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving a Fund of a favorable stream of future interest or dividend payments. A Fund could buy another security, but that other security might pay a lower interest rate.

Securities rated below-investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Lower rated issuers are more likely to default and their securities could become worthless. Below-investment-grade securities are also subject to greater price volatility than investment grade securities. In addition, investments in defaulted securities and obligations of distressed issuers, such as issuers undergoing or expected to undergo bankruptcy, may be illiquid and are considered highly speculative.

The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer’s operating results and credit ratings.

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The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events, or debt securities that will be repaid in connection with a merger, takeover or other corporate event, may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

Derivatives Risk - Derivatives, such as options, swaps, futures and forward contracts, may not produce the desired investment results because, for example, they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing the Fund to greater potential risk of loss. In addition, the use of derivatives for non-hedging purposes may be considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Distressed Securities Risk - Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

Event-Driven Risk - Event-driven investing involves the risk that the Subadviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Subadviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return. The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy. Accordingly, the Fund may be expected to underperform the broad markets under certain market conditions, such as periods when there has been rapid appreciation in the equity markets.

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Foreign Investing Risk - Investing in securities of foreign companies or ETFs which invest in securities of foreign companies may involve more risks than investing in U.S. companies and such investments may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States. These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets) as well as different trading and settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than comparable investments in U.S. companies.

In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Further, investments in securities denominated or companies receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. A decline in the values of foreign currencies relative to the U.S. dollar will reduce the values of securities held by the Fund and denominated in those currencies.

Hedging Transactions Risk - The success of the Fund’s hedging strategy, if used, will be subject to, among other things, the Subadviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase. There can be no assurance that any hedging transactions will serve their intended purpose or limit the Fund’s exposure to risk or investment losses.

Interest Rate Risk - Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund’s debt securities and preferred securities and, accordingly, the Fund’s share price.

Large Shareholder Risk - Certain account holders, including the Subadviser (or its affiliates), or funds or accounts over which the Subadviser or one of its affiliates has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Subadviser or one of its affiliates, will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Subadviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

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Legal and Regulatory Risk - Legal, tax and regulatory changes could occur and may adversely affect the Fund, its investments and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the Federal Trade Commission (“FTC”), the U.S. Federal Reserve or other domestic or foreign governmental regulatory authorities or self-regulatory organizations that could adversely affect the Fund. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations, such as statutes and regulations governing mergers, takeovers or potential monopolies. Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by adopting rules that may curtail the Fund’s ability to use derivative and other instruments and that may require the Fund to change how it has been managed historically. The Fund and its agents continue to evaluate these measures, and there can be no assurance that they will not adversely affect the Fund and its performance.

Leveraging Risk - If the Fund employs leverage, such as borrowing money to purchase securities, engaging in repurchase agreements, lending portfolio securities and investing in derivative instruments, the value of the Fund’s shares could be expected to be more volatile. Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage, and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

Limited Operating History Risk - The Fund has limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Liquidity Risk - Liquidity risk is the risk that a Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which the Fund believes represents current or fair market value.

Lower-Rated Securities Risk - Securities rated below investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. The Subadviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger, reorganization or other event will be completed as expected will prove correct. The success of any strategy employed by the Subadviser will largely depend upon, among other things, the Subadviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event. The Adviser, the Subadviser or the Fund’s service providers may experience disruptions or operating errors that could adversely affect the Fund’s operations and performance.

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Market Risk - Investment markets can be volatile. Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. The prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, demographic or market conditions. No hedging or other instrument exists that would allow the Fund to eliminate all of the Fund’s exposure to market volatility. During periods of significant market stress or volatility, the performance of the Fund may correlate to a greater extent with the overall equity markets than it has during periods of less stress and volatility. There can be no assurance that the Fund’s performance will not correlate closely with that of the equity markets during certain periods, such as periods of significant market stress. The Fund’s investments may decline in value if markets perform poorly.

Operational Risk - The Fund is subject to operational risk associated with the provision of investment management and other services to the Fund by the Adviser, the Subadviser and the Fund’s other service providers. Operational risk includes the risk that deficiencies in the Adviser’s and/or Subadviser’s internal systems (including communications and information systems) or controls, or in those of a service provider, including those to whom the Adviser or Subadviser has contractually delegated certain of its responsibilities, may cause losses for the Fund or hinder Fund operations. Operational risk results from inadequate procedures and controls, employee fraud, recordkeeping error, human error, and system failures by the Adviser, the Subadviser or a service provider. For example, trading delays or errors caused by the Subadviser prevent the Fund from purchasing a security that the Subadviser expects will appreciate in value, thus reducing the Fund’s opportunity to benefit from the security’s appreciation. The Adviser and Subadviser are generally not contractually liable to the Fund for operational losses associated with operational risk.

Options Risk - The Fund may engage in a variety of options transactions. When the Fund purchases put options, it risks the loss of the cash paid for the options if the options expire unexercised. When the Fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. In addition, the Fund may earn premiums from writing call options. For shareholders who hold Fund shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.

Other Risks - Certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

Portfolio Turnover Risk - The frequency of the Fund’s transactions will vary from year to year, though event-driven portfolios typically have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates, when Fund shares are held in a taxable account. Higher costs associated with increased portfolio turnover reduce the Fund’s performance. The Fund normally expects to engage in active and frequent trading and expects to have a high rate (over 100%) of portfolio turnover.

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Short Selling Risk - Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Also, the Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale. Short sales are also subject to many of the risks described herein under “Derivatives Risk”.

SPAC Risk - The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which may be traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in an SPAC is subject a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving the Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; (ix) the values of investments in SPACs may be highly volatile, the Fund may have little or no ability to hedge its exposure to a SPAC investment, and the value of a SPAC investment may depreciate significantly; (x) an investment in a SPAC may include potential conflicts and potential for misalignment of incentives in the structure of the SPAC; and (xi) the growth in SPAC offerings may increase competition for target companies and, as a result, contribute to a decline in deal quality.

Annual Total Returns: The information in the bar chart and table shown below provides some indication of the risks of investing in the Fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. The bar chart shows the performance of the Fund’s Class I shares (formerly known as Institutional Class shares) for the calendar years ended December 31, 2018, December 31, 2019 and December 31, 2020 and the table compares the average annual total returns of the Fund’s Class I shares for the one-year, three-year and since inception periods with those of the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. Class A shares represent an investment in the same portfolio of securities as Class I shares; however, Class  A shares are subject to a front-end sales charge and a 0.25% 12b-1 fee whereas Class I shares are not subject to a 12b-1 fee. The performance results herein reflect the reinvestment of all dividends and distributions.

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The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at virtus.com.

[Performance information to be updated by amendment.]

Total return as of 12/31 for each year

During the period shown in the above chart, the highest quarterly return was 13.80% (for the quarter ended December 31, 2020) and the lowest quarterly return was -15.39% (for the quarter ended March 31, 2020). For the periods shown, the Fund had expense limitations, without which returns would have been lower.

Average Annual Total Returns

for the Periods Ended December 31, 2020

			Since Inception
	1 Year	3 Year	(12/29/2017)
Class I Shares
Return Before Taxes	15.89%	8.28%	8.27%
Return After Taxes on Distributions	15.13%	7.40%	7.38%
Return After Taxes on Distributions
and Sale of Fund Shares*	9.48%	6.03%	6.02%
Class A Shares
Return Before Taxes	[ ] %**	[ ] %	[ ] %
ICE BofA Merrill Lynch 3-Month
U.S. Treasury Bill Index (reflects no
deduction for fees and expenses)	0.67%	1.61%	1.60%

*	The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor.
**	Returns differ from amounts shown in the financial highlights table included in the Fund’s annual report as the latter includes adjustments made in accordance with US GAAP. For additional information, see footnote 5 in the Fund’s financial highlights for Class A Shares.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. Investors holding their shares through such tax-advantaged arrangements generally will only be taxed upon withdrawal of monies from the arrangement. After-tax returns are shown for Class I shares only; after-tax returns for Class A shares will vary.

Investment Adviser: Virtus Investment Advisers, Inc.

Investment Subadviser: Westchester Capital Management, LLC.

Portfolio Managers: Mr. Roy D. Behren, Mr. Michael T. Shannon, and Mr. Steven V. Tan have served as co-portfolio managers since the Fund’s inception. Mr. Behren is Co-Manager and [Co-President] of the Subadviser. Mr. Shannon is Co-Manager and [Co-President] of the Subadviser. Mr. Tan is Director of Credit Research and Senior Equity Analyst of the Subadviser.

Purchase and Sale of Fund Shares: You may purchase or redeem shares on any day when the Fund calculates its NAV. The Fund calculates its NAV on each weekday other than days when the New York Stock Exchange (“NYSE”) is closed. Shares of the Fund may be purchased by sending a completed application form to Virtus WCM Credit Event Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701 or through authorized financial intermediaries.

The minimum investment requirements for initial and subsequent investment are as follows:

	Minimum Initial		Subsequent
	Investment		Investments
Class A Shares	$2,500	*	$100
Class I Shares	$100,000		$0

*	The minimum initial investment is $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts; there is no minimum initial investment for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
**	There is no minimum additional investment for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Tax Information: The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PRINCIPAL INVESTMENT POLICIES

The Merger Fund

The Fund’s investment objective of achieving capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval. Except as otherwise stated, the Fund’s other investment policies are not fundamental and may be changed without obtaining approval by the Fund’s shareholders or prior notice. There is no guarantee that the Fund will achieve its investment objective.

Under normal market conditions, the Fund invests at least 80% of its total assets principally in the common stock, preferred stock and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (“merger-arbitrage investments”). The Fund will not change this policy without providing shareholders with 60 days’ advance written notice. The Fund may also invest in preferred stock, debt obligations and occasionally, warrants as part of its merger-arbitrage strategy or for other investment purposes. See “Investment Objectives and Policies” in the Statement of Additional Information.

Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment. Because the Subadviser typically seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the Subadviser believes the merger-arbitrage strategy is designed to provide performance that normally has relatively low correlation with the performance of stock markets.

The Fund may employ a variety of hedging strategies to seek to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options. (To sell a security short, the Fund may borrow the security from a broker or other counterparty and sell it to a third party. The Fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.) In addition, the Fund may enter into derivative transactions and purchase or sell other instruments of any kind for similar or other hedging purposes, duration management or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the Subadviser may seek to hedge the Fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options or other derivative investments. A put option gives the Fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The Fund may sell (“write”) call options of any kind, including, for example, deep in-the-money call options and naked call options. The Fund may sell call options for any purpose, including as part of a strategy to minimize the Fund’s trading costs and/or market impact. A call option is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option at any time prior to its expiration. The Fund may enter into swap contracts, which offer an opportunity to gain long or short investment exposure to a market, an individual security or other asset for purposes similar to those described above. Additionally, the Fund may enter into forward currency contracts to hedge against future changes in the value of a particular currency or for other investment purposes. The Fund also may use derivative transactions with the purpose or effect of creating investment leverage. The Fund’s investments in derivatives and other synthetic instruments that provide exposure comparable to, or form a part of, a merger-arbitrage related investment will be counted toward satisfaction of the Fund’s 80% policy described above.

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The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). An SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition.

The Fund may invest in and/or hold positions in a company where the Subadviser believes the compensation to be paid to shareholders of that company in connection with a proposed merger, corporate reorganization or other event significantly undervalues the company’s securities. In those cases, the Subadviser may cause the Fund to participate in legal or other actions, such as appraisal actions, to seek to increase the compensation the Fund receives for the securities the Fund holds. Such actions can be expensive and require prolonged periods to litigate or resolve. There can be no assurance that any such actions will be successful or that the Fund would be able to liquidate the position during the pendency of the action if the Subadviser determined doing so was in the Fund’s best interests.

The Fund also may borrow from banks, on a secured or unsecured basis at fixed or variable interest rates, to increase its portfolio holdings of securities. When borrowing money, the Fund must follow specific guidelines under the 1940 Act, which allow the Fund to borrow an amount equal to as much as 33 1/3% of the value of its gross assets.

The Fund may also invest in various types of corporate debt obligations, including defaulted securities and obligations of distressed issuers, as part of its merger-arbitrage strategy or for other investment purposes.

In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit and may invest in companies of any market capitalization. The Fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.

The Fund may also loan portfolio securities to earn income.

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The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and open-end mutual funds, among others. To the extent that the Fund invests in shares of another investment company or ETF, the Fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments. Those investments may be made for the purpose of gaining long or short market exposure or managing the Fund’s cash position. The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Subadviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The Fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective. The Fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with (but are not subject to) the credit quality and duration limits applicable to money market funds under applicable law.

In addition to the above strategies, the Fund’s Subadviser may invest in other investments or utilize other strategies. For example, the Fund may pursue other event-driven strategies, including investing in companies that may be (i) involved in significant litigation, (ii) subject to significant regulatory issues or changes, or (iii) exploring strategic alternatives, such as an initial public offering, capital structure restructuring, reorganization or a recapitalization.

The success of those strategies will depend upon, among other things, the Subadviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

In making merger-arbitrage investments for the Fund, the Subadviser is generally guided by the following considerations:

•	securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time;

•	before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion;

•	in deciding whether or to what extent to invest, the Subadviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction;

•	the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the Fund’s holdings may be adjusted at any time; and

•	the Subadviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Subadviser’s primary considerations include the likelihood that the transaction will be successfully completed and its risk-adjusted profile.

The Subadviser may sell securities at any time, including if the Subadviser’s evaluation of the risk/reward ratio is no longer favorable. For example, the Fund’s portfolio managers may sell a Fund investment in order to take advantage of what they consider to be a better investment opportunity, when they believe the investment no longer represents a relatively attractive investment opportunity, or when they perceive deterioration in the credit fundamentals of the issuer.

The Fund engages in active trading and may invest a portion of its assets in any asset class in which it is permitted to invest to seek short-term capital appreciation, which increases the portfolio turnover rate and causes increased brokerage commission costs. A high turnover rate exposes taxable shareholders to a higher current realization of capital gains, and thus a higher current tax liability, than may be associated with investments in other investment companies which emphasize long-term investment strategies and thus have a lower turnover rate.

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The Fund may also invest in various types of corporate debt obligations, including defaulted securities and obligations of distressed issuers, as part of its merger-arbitrage strategy or for other investment purposes.

Any percentage limitation or other requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Depending upon the level of merger activity and in attempting to respond to adverse market, economic, political or other conditions, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies. The Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities; negotiable bank certificates of deposit; prime commercial paper; and repurchase agreements with respect to the above securities. As a result of taking such a temporary defensive position, the Fund may not achieve its investment objective.

Virtus WCM Event-Driven Fund

The Fund primarily employs investment strategies designed to capture price movements generated by specific events, including, but not limited to, equity and/or debt securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as “event-driven opportunities”). Among the investment strategies the Subadviser may use on behalf of the Fund are the following strategies. The Fund may use some, none or all of these strategies at any one time, and there is no limit on the percentage of the Fund’s assets that may be invested in any single type of strategy or investment.

• Merger-Arbitrage Strategy: The Fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase. Although a variety of strategies may be employed depending upon the nature of the reorganizations, the most common merger-arbitrage strategy involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may determine the Fund’s potential profit on such an investment. The Fund may employ a variety of hedging strategies to seek to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options. (To sell a security short, the Fund may borrow the security from a broker or other counterparty and sell it to a third party. The Fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.) The success of the merger-arbitrage strategy depends on, among other things, the Subadviser’s correct evaluation of the outcome of the event-driven opportunity because the Subadviser typically seeks to establish one or more investment positions that will benefit from the completion of the merger, takeover or other reorganization.

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• Special Situations Strategy: The Fund may invest in the securities of issuers based upon the expectation of the Subadviser that the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spinoffs and split-offs, credit rating upgrade, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The Fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the Fund may seek to use such strategies independently.

• Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer. For example, when the Subadviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the Fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer goes bankrupt and the recovery rate for the senior debt is higher than the expectations implicit in the prices of the securities at the time the Fund established its positions. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer.

• Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between an issuer’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities. Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

The Fund may also invest in other special situations, such as initial public offerings, in privately-placed securities of issuers, including those the Subadviser expects to undertake an initial public offering, and other related liquidity events for current shareholders of an issuer. The Fund may also invest in issuers to capture special dividends or other distributions.

• Distressed/Restructuring: The Fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings. The Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The Fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions. The Fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

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• Option Income Strategies: The Fund may sell, or “write,” call options on its portfolio securities. The Fund may also write call options on one or more baskets of stocks, such as the S&P 500 Index or an industry sub-group of the S&P 500 Index. The options written by the Fund are considered “covered” if the Fund owns the stocks or baskets of stocks against which the options are written. The Subadviser may determine to purchase shares and sell call options on those shares at approximately the same time, although the sale of options on the Fund’s portfolio securities may occur at any time or not at all. The Subadviser may utilize the option writing strategy at any time, including in a relatively flat or declining market environment, to earn premium income. The Fund may sell call options on substantially all of its portfolio securities.

The Fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the Subadviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions. In a risk-reversal transaction, the Subadviser may buy put options and sell call options against a long stock position.

• Investments in SPACs: The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). An SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. There is no limit on the portion of the Fund that may be invested in SPACs and, at times, the Fund has had as much as 40% or more of its investment exposure to SPACs and may have that amount or more invested in SPACs in the future. Although the Fund’s allocation to different investment strategies and investment types changes over time, the Fund may continue to have a significant percentage of its assets invested in SPACs.

Additional Event-Driven Strategies. In addition to the above strategies, the Fund’s Subadviser may invest in other investments or utilize other strategies. For example, the Fund may pursue other event-driven strategies, including investing in companies that may be subject to significant regulatory issues or changes or may be exploring strategic alternatives. The success of those strategies will depend upon, among other things, the Subadviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

The Fund may invest in and/or hold positions in a company where the Subadviser believes the compensation to be paid to shareholders of that company in connection with a proposed merger, corporate reorganization or other event significantly undervalues the company’s securities. In those cases, the Subadviser may cause the Fund to participate in legal or other actions, such as appraisal actions, to seek to increase the compensation the Fund receives for the securities the Fund holds. Such actions can be expensive and require prolonged periods to litigate or resolve. There can be no assurance that any such actions will be successful or that the Fund would be able to liquidate the position during the pendency of the action if the Subadviser determined doing so was in the Fund’s best interests.

* * * * *

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In implementing the Fund’s investment strategies, the Fund may invest in a wide variety of investments, such as equity securities of any kind, debt securities of any kind, including, among others, corporate debt obligations (including defaulted securities and obligations of distressed issuers),those that pay a fixed or floating rate of interest, warrants, convertible securities, master limited partnerships, derivative instruments of any kind, including options, futures, currency forwards and swaps. Derivative instruments may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income. The Fund may also engage in forward commitments and reverse repurchase agreements. In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit.

The Fund may purchase fixed and floating rate income investments of any credit quality or maturity, including corporate bonds, bank debt and preferred securities. The Fund may invest in non-investment-grade debt securities (those rated BB+ or lower by S&P, or comparably rated by another NRSRO), unrated investments of comparable quality, commonly referred to as “high yield” or “junk” bonds. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. This strategy may be utilized by the Subadviser to generate income, to diversify the Fund’s investments or for other investing purposes.

The Fund may enter into derivative transactions and purchase or sell other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the Fund may write call options on its portfolio securities or a market index that is representative of its portfolio with the expectation of generating additional income. The Subadviser may seek to hedge the Fund’s portfolio against a decline in the values of its portfolio securities or a decline in the market generally by purchasing put options. A put option gives the Fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The Fund may enter into swap contracts, which offer an opportunity to gain long or short investment exposure to a market, an individual security or other asset for purposes similar to those described above. Additionally, the Fund may enter into forward currency contracts to hedge against future changes in the value of a particular currency or for other investment purposes. The Fund also may use derivative transactions with the purpose or effect of creating investment leverage.

The Fund may invest in derivative instruments in any manner consistent with its investment strategies, including, for example, in the following situations: (i) the Fund may invest in futures contracts, options on futures contracts, or swap transactions as a substitute for a cash investment in an equity security, (ii) the Fund may invest in interest rate swaps, total return swaps, or futures contracts where the Subadviser believes doing so is the most cost-efficient or liquid way to gain the desired investment exposure, (iii) the Fund may invest in options contracts, forward currency contracts, futures contracts and interest rate swaps to adjust the Fund’s investment or risk exposure, and (iv) the Fund may invest in futures transactions, option contracts and swap contracts, such as total return swaps and credit default swaps, to gain investment exposure beyond that which could be achieved by making only cash investments.

The Fund may also loan portfolio securities to earn income.

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The Fund may invest in other investment companies, including ETFs, closed-end funds and open-end mutual funds, among others. Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, or managing the Fund’s cash position. In addition, the Fund may invest in ETFs and other investment companies as part of an event-driven opportunity if such an investment is otherwise consistent with the Fund’s principal investment strategies. For example, the Fund may take a position in a narrowly-based sector ETF as part of an investment thesis relating to how a regulatory event may affect companies operating in a particular sector or industry. The Fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with (but are not subject to) the credit quality and duration limits applicable to money market funds under applicable law.

The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Subadviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The Fund may hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested and the Fund may not achieve its investment objective.

In making investments for the Fund, the Subadviser is generally guided by the following considerations:

•	before an initial position in an event-driven opportunity is established, a preliminary analysis is made of the expected event to determine the probability and timing of the event;

•	in deciding whether or to what extent to invest, the Subadviser evaluates, among other things, the credibility, strategic motivation and financial resources of the relevant participants, and the liquidity of the securities involved in the transaction; and

•	the risk-reward characteristics of each event-driven opportunity are assessed on an ongoing basis.

The Fund’s holdings may be adjusted at any time. The Subadviser may sell securities at any time, including if the Subadviser’s evaluation of the risk/reward ratio is no longer favorable, in order to take advantage of what the Subadviser considers to be a better investment opportunity, when the Subadviser believes the investment no longer represents a relatively attractive investment opportunity, or when the Subadviser perceives deterioration in the credit fundamentals of the issuer.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

The Fund’s investment objective may be changed without prior notice to shareholders.

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Virtus WCM Credit Event Fund

Under normal market conditions, the Fund will invest principally in fixed income investments and other investments related to specific events or catalysts that the Subadviser expects will cause material credit events or similar situations (referred to as “credit event opportunities”), such as capital structure arbitrage, mergers and acquisitions, spin-offs, credit restructurings, IPOs of debt, re-financings, debt maturities, asset monetizations, and other restructurings. The Fund may also invest in securities of late-stage distressed issuers, issuers involved in pre- and post-bankruptcy proceedings, special purpose acquisition companies, and similar investment opportunities. The Fund seeks to make investments that the Subadviser believes will appreciate in value or in certain instances, like with respect to debt securities, will result in the right to repayment being satisfied before the stated maturity date due to, among other things, completed transactions, re-capitalizations, debt retirement, and restructurings. In making investment decisions, the Subadviser may also consider the income that can be earned on an investment until the time a credit event opportunity is expected to be realized.

In implementing the Fund’s principal investment strategies, the Fund may invest in a wide variety of investments, such as bonds and other debt securities of any kind (including, among others, corporate debt obligations, including defaulted securities and obligations of distressed issuers), loans, preferred stock and other preferred securities, convertible bonds, high-yield securities, structured credit securities, initial public offerings, closed-end funds and other pooled investment vehicles, credit default swaps, equity linked notes and derivative instruments of any kind, including options, swaps and structured notes, and other similar securities.

The Fund also may invest in leveraged loans. Leveraged loans include loans extended to an entity that already has considerable amounts of debt (or will after the borrowing). Leveraged loans may be issued in connection with leveraged buyout transactions and may involve limited or no covenant protections for the benefit of those who the borrower is obligated to repay at maturity, such as the Fund. Leveraged loans may be unsecured and may be subordinated to the borrower’s other debt obligations. Leveraged loans tend to carry a higher risk of default and to have higher interest rates than typical loans, and often have variable interest rates that reset frequently.

The Subadviser seeks to invest in attractive credit-event related opportunities of any kind. Accordingly, the Fund may invest in foreign issuers and securities without limit. Also, the Fund may invest in debt instruments of any duration or credit quality, including high yield debt (commonly referred to as “junk” bonds), distressed debt and defaulted debt. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. While there are no limits on the Fund’s weighted average duration, the Subadviser generally will target a portfolio with a short to medium term effective duration of less than 7 years.

When the Subadviser believes there are sufficient attractive investment opportunities, the Subadviser may make investments that involve the use of investment leverage. The Fund may use derivative instruments, short sale positions, repurchase agreements, reverse repurchase agreements, credit facilities and other means to create investment exposure or leverage and the Fund’s total notional (that is, investment) exposure may exceed its net assets significantly.

Among the investment strategies the Subadviser may use on behalf of the Fund are the following strategies. The Fund may use some, none or all of these strategies at any one time, and there is no limit on the percentage of the Fund’s assets that may be invested in any single type of strategy or investment.

• Special Situations Strategy: The Fund may invest in the securities of issuers based upon the expectation of the Subadviser that the price of such securities may change in the short term due to a special situation, such as spinoffs and split-offs, re-capitalization, credit rating upgrade, debt repayment, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The Fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the Fund may seek to use such strategies independently.

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• Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer. For example, when the Subadviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the Fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer goes bankrupt and the recovery rate for the senior debt is higher than the expectations implicit in the prices of the securities at the time the Fund established its positions.

• Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between an issuer’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities. Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

• Distressed/Restructuring Strategies: The Fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings. The Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The Fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions. The Fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

• Options Strategies: The Fund may sell or buy call or put options on its portfolio securities. The Fund may also sell or buy options on one or more stocks or bonds or on a basket of stocks or bonds, including those of issuers in the same industry or industry sub-group. The Subadviser may determine to sell or purchase securities and sell or buy options on those shares at approximately the same time, although options trades on the Fund’s portfolio securities may occur at any time or not at all. The Subadviser may utilize option strategies at any time, including in a relatively flat or declining market environment, for hedging or investment purposes.

The Fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the Subadviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions. In a risk-reversal transaction, the Subadviser may buy put options and sell call options against a long stock position.

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• Merger-Arbitrage Strategy: The Fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase. Merger-arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment. The success of the merger-arbitrage strategy depends on, among other things, the Subadviser’s correct evaluation of the outcome of the event-driven opportunity because the Subadviser typically seeks to establish one or more investment positions that will benefit from the completion of the merger, takeover or other reorganization. The Fund may employ a variety of hedging strategies to seek to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options. (To sell a security short, the Fund may borrow the security from a broker or other counterparty and sell it to a third party. The Fund is obligated to return the same number of securities it borrowed from the broker back to the broker at a later date to close out the short position, at which point in time those securities may have a value that is greater or lesser than the price at which the short sale was established.)

• Investments in SPACs: The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). An SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. There is no limit on the portion of the Fund that may be invested in SPACs and, at times, the Fund has had as much as half or more of its investment exposure to SPACs and may have that amount or more invested in SPACs in the future. Although the Fund’s allocation to different investment strategies and investment types changes over time, the Fund may continue to have a significant percentage of its assets invested in SPACs.

Other Strategies: In addition to the above principal investment strategies, the Fund’s Subadviser may invest in other investments or utilize other strategies, including non-credit related event-driven and market neutral strategies. A market neutral strategy is a type of investment strategy that seeks to profit irrespective of whether prices of securities in the market more generally are broadly increasing or decreasing. The performance of a successfully implemented market neutral strategy should have relatively low levels of correlation to the performance of the market overall. The Fund may also invest in issuers to capture special dividends or other special distributions. The success of any strategy employed by the Fund’s Subadviser will largely depend upon, among other things, the Subadviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event.

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The Fund may also invest in other investment companies and ETFs, closed-end funds and open-end mutual funds, among others, including pooled investment vehicles sponsored by the Adviser or its affiliate. Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, managing the Fund’s cash position, or obtaining credit exposure to other event-driven strategies when the Subadviser determines there are insufficient attractive credit-event related investment opportunities.

The Fund may use derivative instruments of any kind to seek to take advantage of attractive credit-event related opportunities it identifies. For example, the Fund may use derivative instruments, such as credit default swaps, because they represent the most efficient way to gain long or short exposure to one or more identified credit-related investment opportunities, issuers or asset classes. The Fund may also invest in derivative instruments, such as interest rate swaps, for hedging, duration management, volatility management and other risk management purposes. Additionally, the Fund may enter into forward currency contracts to hedge against future changes in the value of a particular currency or for other investment purposes.

The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Subadviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. The Fund may also hold a significant amount of cash or short-term investments immediately after the closing of a number of transactions in which it has invested; this could occur at any time, including at calendar quarter or year ends. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested, and the Fund may not achieve its investment objective.

The Fund may invest significantly in the common stock of and other interests (e.g., warrants) in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). An SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Fund may invest in SPACs for a variety of investment purposes, including to achieve income. Some SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. The Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition.

The Fund may also loan portfolio securities to earn income.

The Fund’s holdings may be adjusted at any time. The Subadviser may sell securities at any time, including if the Subadviser’s evaluation of the risk/reward ratio is no longer favorable, in order to take advantage of what the Subadviser considers to be a better investment opportunity, when the Subadviser believes the investment no longer represents a relatively attractive investment opportunity, or when the Subadviser perceives deterioration in the credit fundamentals of the issuer.

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Although there are no constraints on the number of credit event opportunities the Fund may have exposure to, the Fund expects to have exposure to between 20 to 40 credit event-related opportunities under normal circumstances. The Fund expects to have investment exposure to The Fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover. Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

The Fund’s investment objective may be changed without prior notice to shareholders.

PRINCIPAL RISKS

Each Fund’s investment program involves investment techniques and securities holdings which entail risks, in some cases different from the risks ordinarily associated with investments in equity securities.

A Fund is not intended to provide a balanced investment program. A Fund is intended to be an investment vehicle only for that portion of an investor’s capital which can appropriately be exposed to risk. Each investor should evaluate an investment in a Fund in terms of the investor’s own investment goals.

It is possible to lose money on an investment in the Funds. Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others. Among the principal risks of investing in the Funds, which could adversely affect their NAV, yield and total return, are the following:

	The	Virtus WCM	Virtus WCM
	Merger	Event-Driven	Credit Event
Principal Risk	Fund	Fund	Fund
Counterparty Risk	•	•	•
Debt Securities Risk	•	•	•
Derivatives Risk	•	•	•
Distressed Securities Risk		•	•
Foreign Investing Risk	•	•	•
Hedging Transactions Risk	•	•	•
Interest Rate Risk		•	•
Large Shareholder Risk		•	•
Legal and Regulatory Risk	•	•	•
Leveraging Risk	•	•	•
Limited Operating History Risk			•
Liquidity Risk	•	•	•
Lower-Rated Securities Risk	•	•	•
Management Risk	•	•	•
Market Risk	•	•	•
Merger-Arbitrage and
Event-Driven Risk	•	•	•
Operational Risk	•	•	•
Options Risk	•	•	•
Portfolio Turnover Risk	•	•	•
Short Selling Risk	•	•	•
Small and Medium
Capitalization Risk		•
SPAC Risk	•	•	•
Other Risks	•	•	•

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Counterparty Risk

To the extent a Fund enters into contracts with counterparties, such as over-the-counter (“OTC”) derivatives contracts, the Fund runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, a Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. There is neither an explicit limit on the amount of exposure that a Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that the Subadviser’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, a Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Significant exposure to a single counterparty increases a Fund’s counterparty risk. To the extent a Fund uses swap contract, it may be subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because a Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

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Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. New regulations may cause certain bank and dealer counterparties to enter into derivatives transactions through affiliated entities, which affiliates may be less creditworthy than the bank or dealer itself. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a clearing member, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Also, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Debt Securities Risk

Debt securities may fluctuate in value and experience periods of reduced liquidity due to, among other things, changes in interest rates, governmental intervention, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance. During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Debt securities may be difficult to value during such periods. Debt securities generally trade in the OTC market and can be less liquid than other types of investments, particularly during adverse market and economic conditions.

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Debt securities are also subject to interest rate risk, credit risk and market risk. Interest rate risk is the risk that when interest rates rise, the values of fixed income debt securities tend to decline. Debt securities have varying levels of sensitivity to changes in interest rates, and the values of securities, particularly those with longer durations, would be expected to decline in value. For example, if interest rates rise by one percentage point, the value of a portfolio of debt securities with an average duration of five years would be expected to decline by about 5%. Debt securities are subject to the risk that if interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance. Some debt securities may be subject to extension risk. This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving a Fund of a favorable stream of future interest or dividend payments. A Fund could buy another security, but that other security might pay a lower interest rate.

Debt securities are also subject to credit risk, which is the risk that the issuer of an instrument may default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of the Fund’s fixed and floating rate income securities to decline. Securities rated below-investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Lower rated issuers are more likely to default and their securities could become worthless. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of junk bonds generally, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for a Fund to accurately value these securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. In addition, investments in defaulted securities and obligations of distressed issuers, such as issuers undergoing or expected to undergo bankruptcy, may be illiquid and are considered highly speculative. Defaulted securities may also cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For funds that invest in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.

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The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer’s operating results and credit ratings.

The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events, or debt securities that will be repaid in connection with a merger, takeover or other corporate event, may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. The ending of those programs, and withdrawal of other measures of government support, along with any increase to base interest rates, could result in the effects described above or otherwise adversely affect the value of a Fund’s investments, and could have a material adverse effect on prices for debt securities and the management of a Fund.

Derivatives Risk

Derivatives typically have a return tied to a formula based upon an interest rate, index, price of a security, currency exchange rate or other reference asset. Derivatives may also be embedded in securities such as convertibles, which typically include a call option on the issuer’s common stock. Derivatives, such as options, swaps, futures and forward contracts, may not produce the desired investment results because, for example, they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives also may create leverage which will amplify the effect of their performance on a Fund and may produce significant losses. When the Subadviser uses derivatives, an investment in a Fund may be more volatile than it would otherwise be.

Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing a Fund to greater potential risk of loss. In addition, the use of derivatives for non-hedging purposes is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to a Fund.

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On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which, once effective, will apply to the Fund’s use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The application of Rule 18f-4 to the Fund could restrict the Fund’s ability to utilize derivative investments and financing transactions and prevent the Fund from implementing its principal investment strategies as described herein, which may result in changes to the Fund’s principal investment strategies and could adversely affect the Fund’s performance and its ability to achieve its investment objective.

Distressed Securities Risk

Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers which are experiencing (or that are expected to experience) significant financial or business stress or distress, including issuers involved in bankruptcy or other reorganization and liquidation proceeding. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

Foreign Investing Risk

Investing in securities of foreign companies or ETFs which invest in foreign companies, may involve more risks than investing in securities of U.S. companies and such investments may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States. These risks can increase the potential for losses in a Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets) as well as different trading and settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than comparable investments in U.S. companies. In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Further, investments in securities denominated or companies receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. A decline in the values of foreign currencies relative to the U.S. dollar will reduce the values of securities held by a Fund and denominated in those currencies. Foreign investments may be subject to foreign withholding or other taxes.

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The foregoing risks may apply to a greater extent to investments in emerging market countries. The securities markets of emerging market countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging markets are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging markets with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets. Economies of emerging markets generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Emerging markets are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. Noassurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, repayment of principal or interest) in emerging markets.

Hedging Transactions Risk

The success of a Fund’s hedging strategy, if used, will be subject to, among other things, the Subadviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Subadviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. If the Subadviser’s assessments or calculations prove inaccurate, a Fund’s hedging strategy may prove ineffective and the Fund may incur greater losses than it otherwise would have incurred had the Fund not employed the hedging strategies.

Hedging strategies in general are usually intended to limit or reduce investment risk, but also can be expected to limit or reduce the potential for profit or the opportunity for gain if the value of a hedged portfolio position should increase. Further, hedging strategies may not perform as anticipated and may generate losses. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, hedging typically establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. For a variety of reasons, the Subadviser may not establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Subadviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Subadviser may not anticipate a particular risk so as to hedge against it effectively.

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In addition, hedging will generally require the use of a portion of a Fund’s assets for margin or settlement payments or other purposes. For example, a Fund from time to time may be required to make margin, settlement or other payments, including intra-month, in connection with the use of certain hedging instruments. Counterparties to any hedging transaction may demand payments on short notice, including intra-day. As a result, a Fund may liquidate assets sooner than it otherwise would have and/or maintain a greater portion of its assets in cash and other liquid securities than it otherwise would have, which portion may be substantial, in order to have available cash to meet current or future margin calls, settlement or other payments, or for other purposes. Moreover, due to volatility in the currency markets and changing market circumstances, the Subadviser may not be able to accurately predict future margin requirements, which may result in the Fund holding excess or insufficient cash and liquid securities for such purposes. Where a Fund does not have cash or assets available for such purposes, the Fund may be unable to comply with its contractual obligations, including without limitation, failing to meet margin calls or settlement or other payment obligations. If a Fund defaults on any of its contractual obligations, the Fund (and accordingly, its shareholders) may be materially adversely affected.

Hedging activities involve additional expenses and the risk of loss when a hedge is unwound, especially in the case of reorganizations that are terminated. There is no assurance that any such hedging techniques will employed by the Subadviser on behalf of a Fund or that any of those employed will be successful.

Interest Rate Risk

Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of a Fund’s debt securities and preferred securities and, accordingly, a Fund’s share price.

Large Shareholder Risk

Certain account holders, including the Subadviser or funds or accounts over which the Subadviser has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund may be subject to the risk that a redemption by large shareholders of all or a portion of the Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Subadviser, will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Subadviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of a Fund. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

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Legal and Regulatory Risk

Legal, tax and regulatory changes could occur and may adversely affect a Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”), the Federal Trade Commission (“FTC”), the U.S. Federal Reserve or other domestic or foreign governmental regulatory authorities or self-regulatory organizations that could adversely affect a Fund or a Fund’s investments, including, for example, by preventing the completion of a proposed merger or eliminating some or all of the benefits of a proposed merger. A Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations, such as statutes and regulations governing mergers, takeovers or potential monopolies. Governments may take actions, including unexpected actions contrary to past policy and precedent, specifically designed to prevent or limit mergers or reorganizations for, among other reasons, to achieve political goals, to preserve domestic jobs, tax revenue or important industries, all of which may adversely affect the Fund’s investments.

Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by adopting rules that may curtail the Fund’s ability to use derivative and other instruments and that may require the Fund to change how it has been managed historically. The Funds and their agents continue to evaluate these measures, and there can be no assurance that they will not adversely affect the Fund and its performance. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, FTC, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. Additionally, the withdrawal of governmental and/or self regulatory support, failure of governmental and/or self regulatory efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may apply to certain other derivatives positions a Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Subadviser and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Subadviser may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where a Fund may trade have adopted reporting requirements. If a Fund’s short positions or its strategy become generally known, it could have a significant effect on the Subadviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by a Fund forcing the Fund to cover its positions at a loss. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make a Fund unable to execute its investment strategy. In addition, if the SEC were to adopt restrictions regarding short sales, they could restrict the Funds’ ability to engage in short sales in certain circumstances, and a Fund may be unable to execute its investment strategies as a result.

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The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Funds to execute certain investment strategies and may have a material adverse effect on the Funds’ ability to generate returns.

Investing in companies involved in significant mergers, restructurings and other similar transactions or corporate events tends to involve increased litigation risk. This risk may be greater in the event a Fund takes a large position or is prominently involved on a bankruptcy or creditors’ committee. The expense of asserting claims (or defending claims) and recovering any amounts pursuant to settlements or judgments may be borne by a Fund. Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if a Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply. Public disclosure of a Fund’s positions could have a significant effect on the Subadviser’s ability to implement its investment strategies for the Fund. For example, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of such securities to the Fund could increase drastically. Additionally, to the extent that such purchases are opposed by management of the target company or others, a Fund may be subject to litigation. Such events could increase a Fund’s costs significantly, reduce the Fund’s returns, and prevent the Fund from executing its investment strategy.

Leveraging Risk

A Fund’s investments in futures contracts, forward contracts, swaps and other derivative instruments may provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a Fund employs leverage through activities such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and investing in derivative instruments, the value of the Fund’s shares could be expected to be more volatile. The interest, financing or other costs which the Fund must pay on borrowed money or other forms of leverage, together with any additional fees or requirements, are additional costs which will reduce the Fund’s returns. Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage, and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

Limited Operating History Risk

Virtus WCM Credit-Event Fund commenced operations in December 2017 and therefore has limited operating history for investors to evaluate. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

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Liquidity Risk

Liquidity risk is the risk that a Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. The markets for high-yield, convertible and certain lightly-traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities. For example, relatively few market makers may participate in the secondary markets for high-yield debt securities, and the trading volume for high-yield debt securities is generally lower than that for higher-rated securities. Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions. Liquidity risk also may be greater in times of financial stress. These factors may have an adverse effect on a Fund’s ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV. Less liquid secondary markets also may affect a Fund’s ability to sell securities at their fair value. A Fund may invest in illiquid securities, which are more difficult to value and may be difficult to sell. If the secondary markets for lightly-traded securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund’s portfolio may become illiquid, and the proportion of the Fund’s assets invested in illiquid securities may increase.

It is possible that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. In addition, if a Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet the Fund’s redemption obligations for a substantial period of time. In order to honor redemptions pending settlement of such investments, a Fund may be forced to sell other investment positions with shorter settlement cycles when the Fund would not otherwise have done so, which may adversely affect a Fund’s performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions (e.g., if interest rates rise or fall significantly, if there is significant inflation or deflation, increased selling of debt securities generally across other funds, pools and accounts, changes in investor perception, or changes in government intervention in the financial markets) independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for a Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

A Fund also may invest its assets (in the form of cash collateral from securities lending transactions) in one or more unaffiliated private funds that seek to comply with the credit quality and duration limits applicable to money market funds under Rule 2a-7 under the 1940 Act (“Rule 2a-7”). Such private funds are not registered under the 1940 Act and accordingly, the protections of the 1940 Act (which, among other things, require investment companies to have disinterested directors on their boards and to provide shareholders with a statutory right of redemption) will not apply to such private funds. Additionally, although each such private fund intends to comply with the risk and investment limitations and other provisions of Rule 2a-7, it is not subject to the rule, may not comply with the rule, does not hold itself out as a money market fund within the meaning of the rule, and its investment returns may involve substantially more investment and liquidity risk than a registered investment company relying on and subject to the rule. A Fund’s investments in each such private fund are subject to heightened liquidity risk as the private funds reserve the right to suspend redemptions or postpone the date of payment of redemptions. There are no limits on the Fund’s investments in such private funds but the Fund’s investment in each such vehicle has been, and is expected to be, below 15% of its net asset value.

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Bond markets have consistently grown over the past three decades while the growth of capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Smaller, unseasoned companies (those with less than a three-year operating history) and recently-formed public companies may not have established products, experienced management, or an earnings history. As a result, their stocks may lack liquidity. Investments in foreign securities may lack liquidity due to heightened exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries. In addition, government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes may result in a lack of liquidity. Possible problems arising from accounting, disclosure, settlement, and regulatory practices or changes and legal rights that differ from U.S. standards might reduce liquidity. The chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value) will also impact liquidity. These risks are heightened for investments in developing countries.

Lower-Rated Securities Risk

Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, have speculative characteristics and generally have more than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and a Fund investing in them could lose its entire investment. Since the previous major U.S. economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of likely performance of such investments during such periods.

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Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Subadviser’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results. The Subadviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger, reorganization or other event will be completed as expected will prove correct. The success of any strategy employed by the Subadviser will depend upon, among other things, the Subadviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event. The Adviser, the Subadviser or the Fund’s service providers may experience disruptions or operating errors that could adversely affect the Fund’s operations and performance.

Market Risk

Investment markets can be volatile. Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. The prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, demographic or market conditions, including disruptions caused by trade disputes, epidemics or pandemics, terrorism, or other factors. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the Fund more vulnerable to adverse developments affecting those industries or sectors. No hedging or other instrument exists that would allow the Fund to eliminate all of the Fund’s exposure to market volatility. During periods of significant market stress or volatility, the performance of the Fund may correlate to a greater extent with the overall equity markets than it has during periods of less stress and volatility. There can be no assurance that the Fund’s performance will not correlate closely with that of the equity markets during certain periods, such as periods of significant market stress. A Fund’s investments may decline in value if markets perform poorly. There is also a risk that a Fund’s investments may underperform either the securities markets generally or particular segments of the securities markets.

The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political, social, economic or other events, including litigation, and tax and regulatory changes or other developments (including lack of adequate regulations for a market or particular type of instrument).

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 emerged in late 2019 and spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. These impacts also have caused, and may continue to contribute to, significant market volatility, exchange trading suspensions and closures, and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Health crises caused by the outbreak of COVID-19 (or similar outbreaks of infectious disease) and governmental responses thereto may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of the COVID-19 outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, the economies of individual countries, and the financial performance of individual companies, sectors, industries, asset classes, and markets in significant and unforeseen ways. Any such impact could adversely affect the value and liquidity of a Fund’s investments, limit severely the Fund’s investment opportunity set, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19 or similar infectious diseases, and measures taken to mitigate their effects, could result in disruptions to the services provided to the Funds by its service providers, leading to operational delays and failures and additional investment losses. Issues arising out of or related to this recent health crisis and governmental and business responses thereto may cause one or more events in which the Funds have invested to fail to close or occur as expected by the Subadviser, leading to a Fund experiencing investment losses.

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Merger-Arbitrage and Event-Driven Risk

A principal risk associated with merger-arbitrage and event-driven investing is that the Subadviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that a Fund’s return on the investment will be negative. Even if the Subadviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause a Fund to lose money or fail to achieve a desired rate of return. Certain mergers, acquisitions, reorganizations, restructurings and other events (“Events”) may require as a condition precedent the review and/or approval of one or more governmental organizations, quasi governmental organizations, regulatory bodies or other organizations. To the extent those entities are not performing their responsibilities timely or at all (for example, due to a government shutdown), the Events in which the Fund is invested may not occur timely or at all and the Funds may not be able to locate attractive investment opportunities.

The success of a Fund’s merger-arbitrage strategy also depends on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions and a Fund may not achieve its investment objective. If the Subadviser determines that a proposed acquisition or other corporate reorganization is likely to be consummated, a Fund may purchase the target company’s securities at prices often only slightly below the value expected to be paid or exchanged for such securities upon completion of the reorganization (and often substantially above the prices at which such securities traded immediately prior to the announcement of the proposed transaction). If the reorganization appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the target’s securities may decline sharply. Similarly, if a Fund has sold short the acquirer’s securities in anticipation of covering the short position by delivery of identical securities received in the exchange, the failure of the transaction to be consummated may force a Fund to cover its short position in the open market at a price higher than that at which it sold short, with a resulting loss. In addition, if a Fund purchases the target’s securities at prices above the offer price because the Subadviser determines that the offer is likely to be increased or a different and higher offer made, such purchases may be subject to a greater degree of risk.

If, in a transaction in which a Fund has sold the target’s securities short (often at prices significantly below the announced offer price for such securities) based on a determination that the transaction is unlikely to be consummated, and the transaction, in fact, is consummated at the announced price or higher, a Fund may suffer substantial losses if it is forced to cover the short position in the open market at a higher price. In addition, there can be no assurance that securities necessary to cover a short position will be available for purchase or that securities will be available to be borrowed at reasonable costs.

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A Fund may invest in hostile tender offers, proposed leveraged buyouts and other similar situations. Those types of transactions have a greater risk that the proposed transaction will not be completed successfully and, consequently, a greater risk of loss. A failed transaction or reorganization may occur for a number of reasons, including failure to get shareholder approval, governmental action or intervention, or failure to get regulatory approval. A Fund may incur significant losses unwinding its merger-arbitrage and event-driven positions in the event that a proposed merger or other corporate event does not occur as expected by the Subadviser or the Subadviser determines the position no longer represents an attractive investment opportunity.

A Fund may invest in and/or hold positions in a company where the Subadviser believes the compensation to be paid to shareholders of that company in connection with a proposed merger, corporate reorganization or other event significantly undervalues the company’s securities. In those cases, the Subadviser may cause a Fund to participate in legal or other actions, such as appraisal actions, to seek to increase the compensation the Fund receives for the securities the Fund holds. Such actions can be expensive and require prolonged periods to litigate or resolve. There can be no assurance that any such actions will be successful or that a Fund would be able to liquidate the position during the pendency of the action if the Subadviser determined doing so was in the Fund’s best interests.

The Funds’ principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Indeed, the Subadviser may seek to limit a Fund’s investment exposure to the markets generally. Accordingly, the Funds have historically underperformed the broad equity markets under certain market conditions, such as some periods when there has been rapid appreciation in the equity markets, and may continue to do so in the future.

Operational Risk

In addition to the risks associated with the Adviser’s and/or Subadviser’s implementation of a Fund’s investment program, a Fund also is subject to operational risk associated with the provision of investment management and other services to the Fund by the Adviser, the Subadviser and the Fund’s other service providers. Operational risk includes the risk that deficiencies in the Adviser’s or Subadviser’s internal systems (including communications and information systems) or controls, or in those of a service provider to whom the Adviser or Subadviser has contractually delegated certain of its responsibilities, may cause losses for a Fund or hinder Fund operations. Operational risk results from inadequate procedures and controls, employee fraud, recordkeeping error, human error, and system failures by the Adviser, the Subadviser or a service provider. For example, trading delays or errors caused by the Subadviser prevent a Fund from purchasing a security that the Subadviser expects will appreciate in value, thus reducing the Fund’s opportunity to benefit from the security’s appreciation. The Adviser and Suabdviser are generally not contractually liable to a Fund for operational losses associated with operational risk.

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With the increased use of technologies, such as mobile devices and “cloud”-based services offerings, and the dependence on the Internet and on computer systems to perform necessary business functions, the Funds and their service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the service providers’ systems.

Cyber security failures or breaches of a Fund’s third party service provider (including, but not limited to, the administrator and transfer agent) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in attempting to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. The Funds’ service providers may have adopted business continuity plans and systems designed to prevent such cyber attacks. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by issuers in which a Fund invests.

Options Risk

A Fund may engage in a variety of options transactions. When a fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When a Fund sells covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. A Fund receives a premium for selling a call option but the price the Fund realizes from the sale of the stock upon exercise of the option could be substantially below the prevailing market price of the stock. The purchaser of the covered call option may exercise the call at any time during the option period (the time between when the call is sold and when it expires). When a call option which a Fund has written is exercised, the Fund must deliver the security upon which the call is written. This means that a Fund would be forced to deliver a security out of its portfolio and replace it, or purchase the same security on the open market for delivery. Under either scenario, the Fund would face increased transaction costs because of its need to purchase securities, either for delivery to the party exercising the call option or to replace a security delivered to the other party out of its portfolio. If the value of the stock underlying the call option is below the exercise price, the call is not likely to be exercised, and a Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it sold the option. When a Fund sells (writes) put options, the Fund’s gains are limited to the extent of the premiums received; however, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying asset at a price in excess of the asset’s market value.

The market value of options written by the Fund will be affected by many factors, including changes in the market value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The market value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

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There is no assurance that a liquid market will be available at all times for a Fund to sell call options or to enter into closing purchase transactions. In addition, the premiums a Fund receives for selling call options may decrease as a result of a number of factors, including changes in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities. The Funds incur transaction expenses when selling call options. A Fund incurs transaction expenses when selling call options or put options. The options transactions of a Fund may increase its portfolio turnover rates and the amount of commissions the Fund will pay.

A Fund may write call options that are “in the money,” meaning calls whose exercise price is less than the market price of the underlying stock or basket of stocks when the options are written or “at the money,” meaning calls whose exercise price is equal to the market price of the underlying stock or basket of stocks when the options are written. Call options that are written “in the money” or “at the money” are more likely to be exercised by the counterparty than other options and effectively eliminate a Fund’s ability to benefit from appreciation in the market value of the securities on which the options are written during the period of the option.

A Fund may generate a high level of premiums from writing call options. For shareholders who hold Fund shares in a taxable account, these premiums are generally treated as short-term capital gains to a Fund for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them. Transactions involving the disposition of a Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) give rise to capital gains or losses. Because a Fund has no control over the exercise of the call options, shareholder redemptions, or corporate events affecting its equity securities investments (such as mergers or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

Portfolio Turnover Risk

The frequency of a Fund’s transactions will vary from year to year, though merger-arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover will result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates, when Fund shares are held in a taxable account. Higher costs associated with increased portfolio turnover reduce a Fund’s performance. The Funds normally expect to engage in active and frequent trading and each Fund expects to have a high rate (over 100%) of portfolio turnover.

Short Selling Risk

Generally, to the extent the price of a security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Also, a Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale. These aspects of short selling increase the costs to a Fund and will reduce its rate of return. Additionally, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short sales are also subject to many of the risks described herein under “Derivatives Risk”.

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Small and Medium Capitalization Risk

A Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of a Fund’s net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

SPAC Risk

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which may be traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in an SPAC is subject a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving the Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; (ix) the values of investments in SPACs may be highly volatile, the Fund may have little or no ability to hedge its exposure to a SPAC investment, and the value of a SPAC investment may depreciate significantly; (x) an investment in a SPAC may include potential conflicts and potential for misalignment of incentives in the structure of the SPAC; and (xi) the growth in SPAC offerings may increase competition for target companies and, as a result, contribute to a decline in deal quality.

Other Risks

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate a Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Funds intend to segregate liquid assets with a value equal (on a daily mark-to-market basis) to their obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. The Funds may be unable to use such segregated assets for certain other purposes, which could result in a Fund earning a lower return on its portfolio than it might otherwise earn if it did not segregate those assets to cover such positions. To the extent a Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

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In addition to each Fund’s principal investment strategies, the Fund’s Subadviser may invest in other investments or utilize other strategies, including other market neutral strategies. A market neutral strategy is a type of investment strategy that seeks to profit irrespective of whether prices of securities in the market more generally are broadly increasing or decreasing. The performance of a successfully implemented market neutral strategy may have relatively low levels of correlation to the performance of the market overall, though under certain conditions the performance of many asset classes and investment strategies, including market neutral strategies, have become highly correlated with the broader market, and may become so again.

In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”). On January 31, 2020, the United Kingdom formally withdrew from the European Union. An agreement between the United Kingdom and the European Union governing their future trade relationship became effective January 1, 2021. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. Potential negative long-term effects could include, among others, greater market volatility and illiquidity, disruptions to world securities markets, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the United Kingdom. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

The London Interbank Offered Rate, or “LIBOR,” is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. The terms of many investments, financings or other transactions to which a Fund may have exposure have been historically tied to LIBOR. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain investments of the Fund’s portfolio.

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In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. However, there are obstacles to converting certain securities and transactions to a new reference rate. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Funds and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform. All of the aforementioned may adversely affect the Funds’ performance or NAV.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the Statement of Additional Information (“SAI”). As of the date of this SAI, disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and required to be prepared monthly and filed, for each month in the fiscal quarter, within 60 days of the end of the fiscal quarter on Form N-PORT. The Annual Report, Semi-Annual Report and reports on Form N-PORT for the third month of the first and third fiscal quarter are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov or by contacting The Merger Fund, Virtus WCM Event-Driven Fund, or Virtus WCM Credit Event Fund, as appropriate, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-343-8959.

MANAGEMENT OF THE FUNDS

Investment Adviser

Virtus Investment Advisers, Inc. (the “Adviser”) is the investment adviser to the Funds and is located at One Financial Plaza, Hartford, CT 06103. The Adviser acts as the investment adviser for over 60 mutual funds. As of March 31 ,2021, the Adviser had approximately $66.4 billion in assets under management. The Adviser has acted as an investment adviser for over 80 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Subject to the direction of the Funds’ Board of Trustees, the Adviser is responsible for managing each Fund’s investment program and for the general operations of each Fund, including oversight of each Fund’s subadviser, and recommending the hiring, termination and replacement of subadvisers.

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The Adviser has appointed and oversees the activities of the subadviser for each Fund. The subadviser manages the investments of each Fund to conform with its investment policies as described in this prospectus.

Each Fund pays the Adviser an investment management fee that is accrued daily against the value of the Fund’s net assets at the following respective annual rate.(1)

The Merger Fund	1.00%
Virtus WCM Event-Driven Fund	1.25%
Virtus WCM Credit Event Fund	1.00%

(1)	Prior to [September 1, 2021], Westchester Capital Management, LLC served as the investment adviser to the Funds and received an investment management fee from each Fund at the same rate shown above, subject to any fee waiver and/or expense limitation arrangement in place. On [September 1, 2021] the Adviser began serving as the investment adviser to the Funds.

Out of its investment management fee, the Adviser pays the Subadviser a subadvisory fee. For its services to each Fund, the Subadviser receives as its subadvisory fee 50% of the net investment management fee.

Subadviser

Westchester Capital Management, LLC (the “Subadviser” or “WCM”), 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 2010, served as The Merger Fund’s investment adviser from 2011 to [September 1, 2021] and Virtus WCM Event-Driven Fund’s and Virtus WCM Credit Event Fund’s investment adviser from the time each Fund commenced operations to [September 1, 2021]. WCM continues to serve as each Fund’s Subadviser. Prior to 2011, The Merger Fund was managed by the Subadviser’s predecessor, Westchester Capital Management, Inc.

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The Subadviser had approximately $[ ] billion in assets under management as of [_______, 2021]. The Subadviser manages merger-arbitrage programs and other investment strategies similar to the Funds’ investment strategies for other institutional investors, including other registered open-end investment companies and other investment pools. Subject to the oversight of the Adviser and the Funds’ Boards of Trustees (the “Board”), the Subadviser is responsible for the overall management of the Funds’ securities portfolios.

[A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements for all of the Funds is available in the Funds’ semi-annual report covering the period January 1, 2021 through June 30, 2021.]

The Funds operate under a “manager of managers” structure, in which the Adviser provides general management services to the Funds, including overall supervisory responsibility for the general management and investment of the Funds’ assets, and has the ultimate responsibility, subject to oversight by the Funds’ Board of Trustees, to oversee the Funds’ Subadviser and recommend the hiring, termination and replacement of subadvisers.

[The Funds and the Adviser have received shareholder approval to rely on an exemptive order and additional exemptive relief from the Securities and Exchange Commission (“SEC”) that permits the Adviser, subject to certain conditions, and without the approval of shareholders, to: (a) select unaffiliated subadvisers, partially-owned affiliated subadvisers, and wholly-owned affiliated subadvisers, to manage all or a portion of the assets of the Fund, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) to continue the employment of existing subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements. In such circumstances, shareholders would receive notice of such action. In addition, the exemptive relief permits the Fund to disclose its advisory fees as follows: (a) advisory fees paid by the Fund to the Adviser and the subadvisory fees paid by the Adviser to wholly-owned affiliated subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually; and (b) subadvisory fees paid by the Adviser to multiple unaffiliated and partially-owned affiliated subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each such subadviser individually.]

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MORE INFORMATION ABOUT FUND EXPENSES

For The Merger Fund, the Adviser has contractually agreed to waive its advisory fee so that the advisory fee will be: (i) 1.00% of the first $2 billion in average daily net assets of the Fund; and (ii) 0.93% of the average daily net assets of the Fund above $2 billion. This fee waiver arrangement will apply until [September 1, 2023], unless it is terminated at an earlier time by the Fund’s Board of Trustees. In addition, the Adviser has contractually agreed to limit the Fund’s expenses for two years from the effective date of the Proposed Investment Advisory Agreement so that the Fund’s net total expenses (excluding taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses) [are no higher than they were at the end of the semiannual period ended June 30, 2021]. [To be updated by amendment with the specific level of the cap.] Following the two-year contractual period, the Adviser may discontinue these expense limitation arrangements at any time. Under certain conditions, the Adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture. The Fund paid the Subadviser (which was the investment adviser of the Fund at the time) an advisory fee of 0.98% of the Fund’s average daily net assets for the most recent fiscal year (after giving effect to the terms of the fee waiver agreement in effect during the most recent fiscal year).

For Virtus WCM Event-Driven Fund, the Adviser has agreed to contractually limit the Fund’s expenses through [September 1, 2023,] so that the Fund’s net total expenses (excluding taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses) do not exceed [1.82% for Class A shares and 1.57% for Class I shares, or if less, the level of the Class A shares’ and Class I shares’ respective expenses at the end of the semiannual period ended June 30, 2021.] [To be updated by amendment with the specific level of the cap.] Following the two-year contractual period, the Adviser may discontinue these expense limitation arrangements at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitations in place at the time such amounts were waived or reimbursed and the terms of any expense limitations in place at the time of recoupment. The Fund paid the Subadviser (which was the Fund’s investment adviser at the time) an advisory fee of 1.25% of the Fund’s average daily net assets for the most recent fiscal year (after giving effect to the expense limitation in effect during the most recent fiscal year). Additionally, during the Fund’s most recent fiscal year, the Adviser recouped 0.00% and 0.00% for Class A shares and Class I shares, respectively, in fees it had waived or expenses it had reimbursed pursuant to its expense limitation arrangements with the Fund in place at time the fees were waived or expenses were reimbursed.

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For Virtus WCM Credit Event Fund, the Adviser has agreed to contractually limit the Fund’s expenses until [September 1, 2023,] so that the Fund’s net total expenses (excluding taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses) will not exceed [1.89% for Class A shares or 1.64% for Class I shares, respectively, or, if less, the relevant class’ net total annual operating expenses at the end of the semiannual period ended June 30, 2021]. [To be updated by amendment with the specific level of the cap.] Following the two-year contractual period, the Adviser may discontinue these expense limitation arrangements at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed and the terms of any expense limitations in place at the time of recoupment. The Fund paid the Subadviser (which was the Fund’s investment adviser at the time) an advisory fee of 0.00% of the Fund’s average daily net assets for the most recent fiscal year (after giving effect to the expense limitation in effect for the most recent fiscal year).

Portfolio Managers

Mr. Roy D. Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of each Fund’s portfolio. Mr. Steven Tan is also primarily responsible for the day-to-day management of Virtus WCM Credit Event Fund’s portfolio.

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[Mr. Behren has served as Co-President of the Subadviser since 2011.] Mr. Behren served as a research analyst for Westchester Capital Management, Inc. (“Westchester”), The Merger Fund’s previous investment adviser, from 1994 until 2010 and as the Chief Compliance Officer of Westchester and The Merger Fund from 2004 until June 2010, and has served as a portfolio manager for The Merger Fund since January 2007, for Virtus WCM Event-Driven Fund since it commenced investment operations in January 2014, and for Virtus WCM Credit Event Fund since it commenced investment operations in January 2018.

[Mr. Shannon has served as Co-President of the Subadviser since 2011.] Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005. From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co. Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for The Merger Fund since January 2007, for Virtus WCM Event-Driven Fund since it commenced investment operations in January 2014, and for Virtus WCM Credit Event Fund since it commenced investment operations in January 2018.

Mr. Tan has served as Senior Equity Analyst of the Subadviser since 2012 and Director of Credit Research since 2016. From 2005 to 2011, Mr. Tan was Vice President at Avenue Capital where he was a senior analyst in the Event-driven Group and later in the High Yield and Distressed Group. Mr. Tan has served as a portfolio manager for the Virtus WCM Credit Event Fund since its inception.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

CLASSES OF SHARES

Each Fund offers Class A and Class I shares through this Prospectus. Each class of shares bears a different level of expenses. For example, Class A shares of each Fund bear fees under a plan of distribution pursuant to Rule 12b-1 under the 1940 Act that does not apply to Class I shares as described below. Class I shares and Class A shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums and criteria described below.

The minimum investment requirements for initial and subsequent investment are as follows:

	Minimum Initial		Subsequent
	Investment		Investments
Class A Shares	$2,500	*	$100
Class I Shares	$100,000		$0

*

The minimum initial investment is $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts; there is no minimum initial investment for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

**	There is no minimum additional investment for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

The minimum initial and subsequent investment amounts for Institutional Class shares may be modified for certain investors, and a Fund may waive the investment minimums in its discretion. The Funds reserve the right to change the minimum investment amounts without prior notice. More information about the Funds’ multiclass arrangements is included in the SAI.

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Each Fund has adopted a plan of distribution (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act that applies to their Class A shares. Under the Plans, a Fund may pay the Fund’s distributor for certain of the distribution and shareholder service expenses associated with the Fund’s Class A shares, including the cost of providing prospectuses to prospective shareholders, as well as to compensate the distributor for payments made to any broker-dealer or other financial intermediary with whom the Fund has entered into a dealer agreement to distribute or make available the Fund’s Class A shares (including the financial intermediary through whom you may purchase shares of the Fund), or any other qualified financial services firm, to compensate those broker-dealers, intermediaries or firms for distribution and/or shareholder-related services with respect to the Fund’s Class A shares held or purchased by their respective customers or in connection with the purchase of the Fund’s Class A shares attributable to their efforts. Under the Plans, the distributor may also use monies from a Plan to pay or reimburse the Adviser for certain marketing and other distribution-related expenses incurred in respect of a Fund’s Investor Class shares. The amount of such payments made by a Fund with the proceeds of a Plan in any one year shall not exceed 0.25% of the average daily net assets of a Fund attributable to Class A shares, which also may be payable for providing shareholder services. Because these fees are paid out of a Fund’s assets attributable to Class A shares on an on-going basis, all Class A shareholders bear them, including those who may have purchased Class A shares other than through a financial intermediary, and over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

An investor may be required to pay commissions and/or other forms of compensation to a broker for transactions in either share class, which are not reflected in the disclosure in this section.

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Your financial representative should recommend only those arrangements that are appropriate for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A shares if you purchase more than certain breakpoints.

To determine your eligibility for a sales charge discount on Class A shares, you may aggregate all of your accounts (including joint accounts, retirement accounts such as individual retirement accounts (“IRAs”), non-IRAs, etc.) and those of your spouse, domestic partner, children and minor grandchildren.

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The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including partial reduction in or waivers of sales charges) other than those listed in this section. Such intermediary-specific sales charge variations are described in Appendix B to this prospectus, entitled “Intermediary Sales Charges Discounts and Waivers.” Appendix B is incorporated herein by reference and is legally part of this prospectus.

Your financial representative may request that you provide an account statement or other holdings information to determine your eligibility for a breakpoint and/or waiver and to make certain all involved parties have the necessary data. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial representative at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, in order to receive these waivers or discounts shareholders will have to purchase Fund shares through another intermediary offering such waivers or discounts or directly from the Fund if the Fund offers such waivers or discounts.

Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the SAI in the section entitled “How to Buy Shares.” Intermediary-specific sales charge variations are described in Appendix B to this prospectus, entitled “Intermediary Sales Charges Discounts and Waivers.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative requires additional assistance, you may also contact [Virtus Fund Services by calling toll-free at 800-243-1574].

Class A shares. If you purchase Class A shares of a Fund, unless you qualify for a reduction or waiver of the sales charge you will pay a sales charge at the time of purchase equal to 5.50% of the offering price (5.82% of the amount invested). The sales charge may be reduced or waived under certain conditions, including that shareholders of Class A shares (formerly known as Investor Class shares) of a Fund as of [September 1, 2021,] will not be subject to sales charges on future purchases of Class A shares of that same Fund. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A shares are not subject to any charges by a Fund when redeemed; however, a contingent deferred sales charge (“CDSC”) in an amount up to 1.00% may be imposed on certain redemptions within 18 months of a finder’s fee being paid. Finder’s fees are paid only on eligible purchases of at least $1 million and will not be paid on purchases for which the financial intermediary involved does not provide the information necessary for the Fund’s Transfer Agent to identify the purchase as eligible. No front-end sales load is applied to purchases of $1,000,000 or more. The 18-month period begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first in order to minimize the instances in which the CDSC will be charged. If you transact in Class A shares through a financial intermediary, your financial intermediary may charge you a fee outside of the Fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.

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Class I shares. Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the fund’s distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the Adviser, the Subadviser or their affiliates, and to Trustees of the fund and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I shares, you will pay no sales charge at any time. There are no 12b-1 fees applicable to Class I shares. If you transact in Class I shares through a financial intermediary, your financial intermediary may charge you a fee outside of the Fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.

Initial Sales Charge Alternative—Class A shares. The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of your purchase. (See “Class A shares—Reduced Initial Sales Charges” in the SAI.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the Fund’s underwriter, VP Distributors, LLC (“VP Distributors” or the “Distributor”).

Sales Charge you may pay to purchase Class A shares

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50	4.71
$100,000 but under $250,000	3.50	3.63
$250,000 but under $500,000	2.50	2.56
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

Class A Sales Charge Reductions and Waivers. Investors may qualify for reduced or no initial (front-end) sales charges, as shown in the table above, through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the SAI. These reductions and waivers do not apply to any CDSC that may be applied to certain Class A share redemptions.

Combination Purchase Privilege. Your purchase of any class of shares of the Funds, if made at the same time by the same person, will be added together with any existing Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either: (a) any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is a named beneficiary; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (d) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

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Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of one or more Funds sold through this prospectus, if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Funds. Shares worth 5% of the Letter of Intent amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of one or more Funds sold through this prospectus, if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Funds or their agents at the time of purchase to exercise this right.

Gifting of Shares. If you make a gift of shares of a Fund, upon your request you may combine purchases, if made at the same time, of any class of shares of this Fund or any other Fund sold through this prospectus at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the Fund’s right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to the Funds or their agents at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the Fund’s policies and procedures regarding excessive trading, for 180 days after you sell your Class A shares on which you previously paid a sales charge, you may purchase Class A shares of any Fund sold through this prospectus at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, each Fund may sell its Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, as described below.

If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund:

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(1)            Trustee, director or officer of any Virtus Mutual Fund, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates;

(2)            Any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Fund’s Adviser, Subadviser or Distributor;

(3)            Any private client of an adviser or subadviser to any Virtus Mutual Fund;

(4)            Registered representatives and employees of securities dealers with whom the Distributor has sales agreements;

(5)            Any qualified retirement plan exclusively for persons described above;

(6)            Any officer, director or employee of a corporate affiliate of the Adviser, Subadviser or Distributor;

(7)            Any spouse or domestic partner, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above;

(8)            Employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;

(9)            Any employee or agent who retires from the Distributor and/or their corporate affiliates or from PNX, as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008;

(10)          Any direct account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;

(11)          Any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan;

(12)          Any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge;

(13)          Any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;

(14)          Any deferred compensation plan established for the benefit of any trustee or director of Virtus Investment Partners, any Virtus Mutual Fund, or any open-or closed-end fund advised, subadvised or distributed by the Adviser, the Distributor or any of their corporate affiliates.

If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A Shares:

(15)          Individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients (see Appendix B to this prospectus for a description of broker-dealers offering various sales load waivers);

(16)          Purchasers of Class A shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;

(17)          Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code, and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases;

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(18)          Clients of investment professionals or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment professional or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (see Appendix B to this prospectus for a description of broker-dealers offering various sales load waivers); or

(19)          Purchasers of Class A shares of a Fund who were already shareholders of that same Fund as of [September 1, 2021].

Each of the investors described in (15) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

CDSC you may pay on Class A shares. Investors buying Class A shares on which a finder’s fee has been paid may incur a CDSC in an amount equal to 1.00% if they redeem their shares within 18 months of a finder’s fee being paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first. The CDSC will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less.

Class A CDSC Reductions and Waivers. The CDSC is waived on the redemption (sale) of Class A shares if the redemption is made:

(a)            within one year of death;

(i)     of the sole shareholder on an individual account,

(ii)    of a joint tenant where the surviving joint tenant is the deceased’s spouse or domestic partner,

(iii)   of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or

(iv)   of the “grantor” on a trust account;

(b)            within one year of disability, as defined in Internal Revenue Code Section 72(m)(7);

(c)            as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus;

(d)            by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;

(e)            based on the exercise of exchange privileges among Class A shares of the Funds sold through this prospectus;

(f)            based on any direct rollover transfer of shares from an established Fund qualified plan into a Fund IRA by participants terminating from the qualified plan; and

(g)            based on the systematic withdrawal program, provided such withdrawals do not exceed more than 1% monthly or 3% quarterly of the aggregate net investments. (See “Systematic Withdrawal Program” in the SAI for additional information about these restrictions.)

If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares through a financial intermediary offering them. Different intermediaries may impose different sales charges (including partial reduction in or waivers of sales charges) other than those listed in this section, provided that they do not exceed the maximum sales charge listed. Such intermediary-specific sales charge variations are described in Appendix B to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.” Appendix B is incorporated herein by reference and is legally part of this prospectus.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

Compensation to Dealers

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A shares as described below.

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50	4.71	4.00
$100,000 but under $250,000	3.50	3.63	3.00
$250,000 but under $500,000	2.50	2.56	2.00
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

Dealers and other entities that enter into special arrangements with the Distributor or the fund’s transfer agent, Virtus Fund Services, LLC (the “Transfer Agent”), may receive compensation for the sale and promotion of shares of the Funds. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of Fund shares by a dealer; the provision of assistance in marketing of Fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through 12b-1 fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.

Dealers and other entities that enter into special arrangements with the Distributor or the Transfer Agent may receive compensation from or on behalf of the Funds for providing certain recordkeeping and related services to the Funds or their shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of Fund shares.

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to Equitable Advisors, LLC. The Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases of Class A shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC in an amount equal to 1.00% may be imposed on certain redemptions of such Class A investments. The CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid.

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For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A shares on which a finder’s fee has been paid. The Distributor reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the Plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the Fund for purchase to ensure that such investors are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at virtus.com. [In the Our Products section, go to the “Mutual Funds” tab and click on the link for Breakpoint (Volume) Discounts.]

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INVESTMENT PLANS

Additional information about any of the plans described below may be obtained by contacting [ ]. Certain of the plans described below may be available only to those purchasing Class A shares.

IRA Plans

Individuals may establish an Individual Retirement Account (“IRA”) through The Merger Fund IRA Plan, Virtus WCM Event-Driven Fund IRA Plan, or Virtus WCM Credit Event Fund IRA Plan, respectively, under which shares of a Fund may be purchased. The Merger Fund IRA Plan, Virtus WCM Event-Driven Fund IRA Plan, and Virtus WCM Credit Event Fund IRA Plan can be used to make regular IRA contributions, and can also be used for a rollover or transfer from an existing IRA, or for a rollover from a qualified retirement plan from which the individual receives a lump-sum distribution.

An annual maintenance fee of $15.00 will be charged for each IRA. In addition, a $25.00 processing fee will be assessed for all transactions whereby funds are removed from an account. The processing fee will not apply to a required distribution from an IRA for which a Systematic Withdrawal Plan has been established. These fees are subject to change upon notification by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), to the relevant Fund.

Qualifying shareholders may invest in a Fund through a “Roth IRA,” which is a form of IRA created in 1997. Shareholders should consult with their own financial advisers to determine eligibility.

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Other Retirement Plans

Investors may invest in a Fund through certain prototype plans for corporations, self-employed individuals or partnerships, and establish a qualified retirement plan under which shares of a Fund may be purchased. Such plans can accept a transfer or qualified rollover from an existing qualified retirement plan from which an individual receives a lump-sum distribution, as well as regular annual contributions.

An annual maintenance fee of $15.00 will be charged for each account. In addition, a $25.00 processing fee will be assessed for all transactions whereby funds are removed from an account. The processing fee will not apply to a required distribution from an account for which a Systematic Withdrawal Plan has been established. These fees are subject to change upon notification by Fund Services to the relevant Fund.

Coverdell Education Savings Plan

Investors may invest in a Fund through a form of Coverdell education savings account plan. Shareholders should consult their financial advisers to determine conditions and eligibility.

HOW TO PURCHASE SHARES

Purchases by mail: Shares of the Funds may be purchased at NAV without any upfront sales or other charge by sending a completed application form (available at virtus.com) to:

[Fund Name]

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

However, applicants should not send any correspondence by overnight courier to the above post-office-box address. Correspondence sent by overnight courier should be addressed to:

[Fund Name]

c/o U.S. Bank Global Fund Services

Mutual Fund Services, Third Floor

615 East Michigan Street

Milwaukee, Wisconsin 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Because only physical possession constitutes receipt by the Sub-Transfer Agent, U.S. Bancorp Fund Services, LLC (“Sub-Transfer Agent”), deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Sub-Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received in good order at the Sub-Transfer Agent’s offices.

The Funds reserve the right to refuse any purchase order for any reason, and each Fund reserves the right to refuse any order that may disrupt the efficient management of the Fund. The applicable Fund will notify the investor of any such rejection in accordance with industry and regulatory standards, which is generally within three business days. The Funds further reserve the right to close an account (or to take such other steps as the Funds or their agents deem reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.

Initial Investment - By wire: If you are making an initial investment in a Fund, before you wire funds, please contact the Sub-Transfer Agent at 1-800-343-8959 to make arrangements with a service representative to submit your completed order via mail, overnight delivery or facsimile. Upon receipt of your order, your account will be established by a service representative. To obtain your new account number, please contact a service representative at 1-800-343-8959. You may then contact your bank to initiate the wire referencing the account number. For wire instructions, see “For Subsequent Investments - By wire” below or call a service representative.

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For Subsequent Investments - By wire: If you are making a subsequent purchase, your bank should wire funds as indicated below. Before each wire purchase, you should be sure to notify the Sub-Transfer Agent at 1-800-343-8959 of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Sub-Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA# 075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

Further Credit:

[Fund Name]

(shareholder registration)

(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your purchase order in good order and wired funds prior to the close of regular trading on the NYSE for you to receive same-day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Shares Purchased Through Financial Intermediaries: Shares of the Funds may also be purchased through authorized financial intermediaries who may charge for their services. In order for your purchase order to be processed at a Fund’s NAV determined on a business day, an authorized financial intermediary must receive your purchase request in good order before the time as of which the Fund calculates its NAV (the “NAV calculation time”) (normally 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly and timely to a Fund. Please contact your financial intermediary for instructions on how to place purchase requests. Because financial intermediaries’ processing times may vary, please ask your financial intermediary when your account will be credited.

The minimum initial investment for Class I shares of each Fund is $100,000. The minimum initial investment for Class A shares of each Fund is $2,500. However, the Fund and/or its authorized agents, in their sole discretion, may waive the minimum initial investment amounts on a case-by-case basis. The minimum subsequent investment amount for Class A shares of each Fund is $100. There is no minimum for subsequent investments in Class I shares. Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a wire transfer or a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.

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All purchase checks must be in U.S. Dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. The Funds will not accept third-party checks, Treasury checks, credit-card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.

After an account is opened, additional shares may be purchased by sending a check payable to “[Fund Name],” together with a note stating the name(s) on the account and the account number, to the Fund’s Sub-Transfer Agent, U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

All shares will be purchased at the NAV per share next determined after receipt of the shareholder’s application in “good order” (which generally means that a Fund has received your fully and properly completed application accompanied by payment and any supporting legal documentation required by the fund’s Transfer Agent or an authorized agent, each in legible form, and is more fully described below under “Redemptions”) and acceptance of such application by the Funds in “good order.” All purchases received in “good order” before the NAV calculation time will be processed on that same day. Purchases received after the NAV calculation time (normally 4:00 p.m. Eastern Time) will receive the next business day’s NAV per share. In the case of orders submitted through an authorized financial intermediary, the intermediary must also subsequently communicate the request properly and timely to the Fund for you to receive the Fund’s NAV determined on that business day. No share certificates will be issued.

The Sub-Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment check or electronic funds transfer that is returned. Shareholders should contact the Sub-Transfer Agent at 1-800-343-8959 to obtain the latest wire instructions for wiring funds to U.S. Bancorp Fund Services, LLC for the purchase of Fund shares and to notify U.S. Bancorp Fund Services, LLC that a wire transfer is coming.

The Funds reserve the right to close to new investors at any time in the future but have no present plans to do so.

Anti-Money Laundering Compliance

The Funds, the Distributor and/or your financial intermediary are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds or the Funds’ distributors may request additional information from you to verify your identity and source of funds. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Individuals opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of the account. If the Funds or the Funds’ applicable distributor deems that the information submitted does not provide for adequate identity verification, it reserves the right to reject your investment and the establishment of your account. If at any time the Funds believe an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to “freeze” a shareholder’s account. It also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or the Funds’ distributors to inform the shareholder that it has taken the actions described above.

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Shares of the Funds have not been registered for sale outside the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Automatic Investment Plan

Investors may create an Automatic Investment Plan pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account on a systematic schedule (e.g., monthly, bi-monthly, quarterly or annually) that the shareholder selects. After making an initial investment meeting the minimum investment amount, the minimum transaction amount for an Automatic Investment Plan is $100. Any request to change or terminate an Automatic Investment Plan should be submitted to the Sub-Transfer Agent by telephone at 1-800-343-8959 or in written form five days prior to the effective date.

Telephone Purchases

Investors may utilize a Telephone Purchase Option pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account upon request. The first telephone purchase can occur 7 business days after the account was opened. To have Fund shares purchased at the NAV, determined as of the NAV calculation time on a given date, Fund Services must receive your order before the NAV calculation time on such date. Most transfers are completed within three (3) business days. The minimum transaction amount for a Telephone Purchase is $100.

After making an initial investment meeting the minimum investment amount, shareholders may elect these options. For both an Automatic Investment Plan and telephone purchases, only bank accounts held at domestic financial institutions that are ACH members can be used for transactions.

NET ASSET VALUE

You may purchase or redeem shares of a Fund on any day when a Fund calculates its NAV. The Funds calculate their NAVs on each weekday other than days when the NYSE is closed for a holiday or days when the NYSE is otherwise closed (each day a NAV is calculated, a “Business Day”). Each Fund calculates the NAV of each class of its shares by determining the aggregate value of all of the assets attributable to that class less all liabilities attributable to that class, and then dividing that difference by the total number of shares of that class outstanding. The Fund normally calculates its NAV each Business Day as of the close of regular trading (normally 4:00 PM Eastern Time) on the NYSE. The values of the Funds’ investments, especially those traded in foreign markets, may change on days when you cannot purchase or redeem shares of the Funds.

All investments received by the Funds’ authorized agents in good order prior to the close of regular trading on the NYSE (generally 4:00 PM Eastern Time) will be executed based on that Business Day’s NAV; investments received by the Funds’ authorized agents in good order after the close of regular trading on the NYSE will be executed based on the next Business Day’s NAV. Shares credited to your account from the reinvestment of a Fund’s distributions will be in full and fractional shares that are purchased at the closing NAV on the next Business Day following the dividend record date.

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The Funds value their portfolio securities for purposes of calculating their NAVs using procedures approved by the Funds’ Board of Trustees. Those procedures allow for a variety of methodologies to be used to value the Funds’ investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time a Fund calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. Accordingly, the methodologies summarized below are not an exhaustive list of the methodologies a Fund may use to value an investment and they may not represent the means by which a Fund’s investments are valued on any particular Business Day.

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt instruments, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the fund’s NAV. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

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If market quotations are not readily available or available prices are not reliable, the Funds determine a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt instruments that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which the fund needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a Fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements; (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.

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Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Funds calculate their NAVs at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

The value of a security, as determined using the Funds’ fair valuation procedures, may not reflect such security’s market value.

REDEMPTIONS

Redemptions by Mail

Fund shareholders will be entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to:

[Fund Name]

c/o U.S. Bank Global Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

Upon the receipt of such a request in “good order,” as described below, the shareholder will receive a check based on the NAV next determined after the redemption request has been received, which may be more or less than the amount originally invested. The Funds typically seek to send redemption proceeds on the next business day (as provided above) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer; however, the Funds reserve the right to pay redemption proceeds as long as seven days after the receipt of a redemption request. In case of emergencies or when trading on the NYSE is restricted, or as otherwise permitted by the SEC or applicable law, a Fund may suspend redemptions or postpone payment for more than seven days. If any portion of the shares to be redeemed represents an investment made by check or electronic funds transfer through the ACH network, a Fund may delay the payment of the redemption proceeds until the Transfer Agent or Sub-Transfer Agent is reasonably satisfied that the purchase amount has been collected. This may take up to 15 calendar days from the date of purchase.

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The Transfer Agent or Sub-Transfer Agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account of a “Specified Adult” (as defined in FINRA Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.

Generally, a redemption request will be considered to have been received in “good order” if the following conditions are satisfied:

(i)	the request is in writing, indicates the class and number of shares or dollar amount to be redeemed and identifies the shareholder’s account number;

(ii)	the request is signed by the shareholder(s) exactly as the shares are registered;

(iii)	the request is accompanied by any supporting legal documentation required by the Fund or its authorized agent, each in legible form; and

(iv)	a signature guarantee, if required, is included. The Funds reserve the right to require a signature guarantee, from a financial institution that is either a Medallion program member or a non-Medallion program member, in the following situations: if ownership is changed on your account; if the redemption proceeds are payable or sent to any person, address or bank account not on record; when a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and if the proceeds of a requested redemption exceed $50,000. In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

However, the Fund, its Transfer Agent or other authorized agent may consider a request to be not in good order even after receiving all required information if any of them suspects that the request is fraudulent or otherwise not valid.

Certain Class A Share redemptions will be subject to a contingent deferred sales charge, as described above under “Sales Charges”.

The Funds expect to use a variety of resources to honor requests to redeem shares of the Funds, including available cash; short-term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques, including, without limitation, repurchase agreements. A variety of other measures, such as redemptions in kind (i.e., payment in portfolio securities rather than cash), may also be used to honor redemptions. The Funds do not expect to honor redemption requests in kind regularly, but reserve the right to do so. If your shares are redeemed in kind you will incur transaction costs upon disposition of the securities received in the distribution, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold, and on any illiquid securities received, the investor will bear the risk of not being able to sell the securities at all. The Funds expect to use the resources and measures discussed above, amongst others, to meet redemption requests in regular and stressed market conditions.

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Questions concerning a redemption request may be addressed to a Fund at its principal office. No redemption request will become effective until all documents have been received in “good order” by Fund Services.

Telephone Redemptions

Telephone-redemption privileges are established for shareholders who invest directly in a Fund (i.e., not through an intermediary). Shareholders who do not wish to establish telephone-redemption privileges should notify the Sub-Transfer Agent. New shareholders who do not wish to establish telephone-redemption privileges may so indicate on the account application.

You may redeem all or some of your shares, with a value ranging from $1,000 to $50,000, by calling the Sub-Transfer Agent at 1-800-343-8959 between 9:00 a.m. and 8:00 p.m. Eastern Time/6:00 a.m. and 5:00 p.m. Pacific time, on a day when the NYSE is open for trading. Redemption requests received before the NAV calculation time (normally 4:00 p.m. Eastern Time) will typically be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next Business Day.

When you use telephone privileges, you are authorizing a Fund and its agents to act upon the telephone instructions of the person or persons you have designated on your account application. Redemption proceeds will be sent by check to the address of record, as designated on your account application, transferred to the bank account you have designated on your account application, or sent via electronic funds transfer through the Automated Clearing House (ACH) network to a predetermined bank account. The minimum amount that may be sent is $1,000. There is no charge to receive redemption proceeds via the ACH network. However, credit may not be available for two to three business days. Shareholders who would like to arrange for redemption by wire or designate a bank or account to receive redemption proceeds should send a written request to a Fund at the address listed under “Redemptions by Mail.” The request should be signed by the shareholder(s) exactly as the shares are registered and may require a signature guarantee. Further documentation may be required. Please call the Sub-Transfer Agent at 1-800-343-8959 if you need assistance. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

The Funds and their agents will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. The Funds may change, modify or terminate these privileges at any time upon written notice to shareholders. The Funds may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Funds, continuation of the privilege would be detrimental to the Funds and their shareholders. Such temporary suspension can be without prior notification to shareholders. Once a telephone transaction has been placed, it cannot be canceled or modified. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

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You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Shares Held Through Financial Intermediaries

If you purchased shares of a Fund through an authorized financial intermediary, you must typically redeem your shares through that financial intermediary. In order for your redemption order to be processed at a Fund’s NAV determined on a Business Day, your authorized financial intermediary must receive your redemption request in good order before the NAV calculation time (normally 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund. Please contact your financial intermediary for instructions on how to place a redemption request. Because financial intermediaries’ processing times may vary, please ask your financial intermediary when your account will be credited.

Additional Information on Redemptions

If you have an IRA, you should indicate on any written redemption request whether or not to withhold U.S. federal income tax. Shares held in IRA accounts also may be redeemed by telephone at 1-800-343-8959. IRA investors who fail to indicate whether or not to withhold U.S. federal income tax may be subject to a 10% withholding on their redemptions.

Shareholders may also redeem Fund shares through broker-dealers holding such shares who have made arrangements with a Fund permitting redemptions by telephone or facsimile transmission. These broker-dealers may charge a fee for this service.

If a shareholder’s transactions at any time reduce an Class A shareholder’s account in a Fund to below $1,000 in value or an Institutional Class shareholder’s account in a Fund to below $750,000 in value, such Fund may notify the shareholder that, unless the account is brought up to at least such minimum amount, the Fund may, within 30 days, redeem all shares in the account and close it by making payment to the shareholder. Any gain or loss that results from such a redemption generally will be treated as capital gain or loss for U.S. federal income tax purposes.

Shareholders who effect redemptions by wire transfer will pay a $15.00 wire transfer fee to Fund Services to cover costs associated with the transfer. In addition, a shareholder’s bank may impose a charge for receiving wires.

Excessive Short-Term Trading

The Board has adopted policies and procedures with respect to excessive short-term trading by Fund shareholders. Excessive short-term trading activity may reduce a Fund’s performance and harm all of the Fund’s shareholders by interfering with efficient portfolio management, increasing the Fund’s expenses and diluting the Fund’s NAV. Depending on the size and frequency of short-term trades in a Fund’s shares, the Fund may experience increased cash flow volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may increase a Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the Fund.

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The Funds discourage short-term trading that may disrupt the efficient management of the Funds’ portfolios and materially increase trading costs or taxable distributions to shareholders of the Funds. The Funds seek to monitor the trading activities of their shareholders to detect such abusive short-term trading that may be detrimental to the interests of the Funds and their long-term shareholders. The steps the Funds utilize to identify and discourage frequent transactions may include monitoring trading activity and imposing trading restrictions on certain accounts. The Funds reserve the right to reject any purchase order for this purpose.

Under the Funds’ excessive trading policy, we may modify your exchange privileges for the Funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be exchanged into or out of any Fund at any one time, or may revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for disruptive trading.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of a Fund within 30 days. Shareholders of a Fund are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the Fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the fund, in other funds within the Virtus Mutual Fund complex, in non-Virtus funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The Funds may permit exchanges that the Funds’ transfer agent believes, in the exercise of its judgment, are not disruptive. The size of the applicable Fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the Funds’ policy regarding excessive trading activity. A Fund may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the applicable Fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

While the Funds (directly or with the assistance of their service providers) seek to identify abusive short-term trading, there is no guarantee that a Fund will be able to detect frequent purchases and redemptions that may be abusive or restrict the participants engaged in such activity when detected. The Funds receive purchase and sale orders through financial intermediaries and may not have access to timely information that would allow the Funds to detect abusive short-term trading. In such circumstances and others, the Funds’ monitoring activities may be limited to reviewing aggregated cash flows from such accounts and the Funds’ ability to prevent abusive short-term trading may be dependent on the cooperation of a financial intermediary. Accordingly, the Funds may rely upon an intermediary’s monitoring activity and the intermediary’s ability and willingness to prevent abusive short-term trading. In addition, even when a Fund has sufficient information, its detection methods may not detect all abusive short-term trading.

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Systematic Withdrawal Plan

Individuals whose investments in a Fund have a current value of at least $10,000 may adopt a Systematic Withdrawal Plan to provide for periodic distributions. By using the Systematic Withdrawal Plan, a shareholder can request monthly, quarterly or annual payments for any designated amount of $500 or more. Payments may be sent by check to the address of record, or may be sent directly to a designated bank account via electronic funds transfer through the Automated Clearing House (ACH) network. You may elect to change or terminate your participation in this Plan at any time by contacting the Transfer Agent at least five days prior to the next scheduled withdrawal. A Systematic Withdrawal Plan may be opened by selecting this option on your account application or by writing to the Transfer Agent. Shareholders should contact the Transfer Agent at 1-800-343-8959 for more information about a Fund’s Systematic Withdrawal Plan.

ACCOUNT POLICIES

Annual Fee on Small Accounts

To help offset the costs associated with maintaining small accounts, each Fund reserves the right to assess an annual $25 small account fee on Fund accounts with a balance below $2,500. The small account fee may be waived in certain circumstances, such as for accounts that have elected electronic delivery of statements/regulatory documents and accounts owned by shareholders having multiple accounts with a combined value of over $25,000. The small account fee does not apply to accounts held through a financial intermediary.

The small account fee will be collected through the automatic sale of shares in your account. The Fund or its agent will send you written notice before the $25 fee is charged so that you may increase your account balance above the minimum, sign up for electronic delivery, consolidate your accounts or liquidate your account. You may take these actions at any time by contacting your investment professional or the Sub-Transfer Agent.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at NAV, and a check will be mailed to the address of record. Any applicable sales charges will be deducted.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund.

Uncashed Checks

If any correspondence sent by a Fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the Fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the Fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

EXCHANGE OF SHARES BETWEEN CLASSES

From time to time, a Fund may permit the exchange of shares of one class to another share class provided that the value of shares so converted meets the minimum initial investment requirements in the other class, that the shares of the other class are eligible for sale in the applicable state of residence, those shares are otherwise available for offer and sale, and such other terms and conditions as the Fund may determine are met. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange. Not all classes of shares may be open to new investors. Such exchange transactions will be effected only into an identically registered account. Shareholders should consult their tax advisers as to the federal, foreign, state and local tax consequences of an intra-Fund exchange. Such exchange transactions must be effected according to other applicable law. Each Fund reserves the right to refuse any or all requests for such exchanges. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the Fund. An exchange of shares between classes is exempt from the trading limits described in the Fund’s registration statement.

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Financial intermediaries are permitted to initiate exchanges from one class of a Fund into another class of the Fund if, among other things, the financial intermediary agrees to follow procedures established by the Fund, the Distributor or the Transfer Agent, which generally will require that (i) the exchanges be carried out within accounts that are maintained and controlled by the intermediary and meet investor eligibility requirements, if applicable, for the share class or account type, and (ii) no contingent deferred sales charges are outstanding, or the applicable intermediary agrees to cause any outstanding contingent deferred sales charges to be paid in a manner agreed to by the Fund, the Distributor or the Transfer Agent. A Fund’s ability to make this type of exchange may be limited by operational or other limitations, requiring the Fund or its agent to process the transaction as a liquidation and purchase, at the same closing NAV. The financial intermediary will be ultimately responsible for reporting the transaction in accordance with their instruction.

COST BASIS REPORTING

When you redeem Fund shares, a Fund or, if you purchase your shares through a financial intermediary, your financial intermediary, generally is required to report to you and the IRS on an IRS Form 1099-B or other applicable form, cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting requirement is effective for Fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem those shares. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by a Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem in a taxable account.

A Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, a Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Funds’ default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please contact the relevant Fund at (800) 343-8959 or your financial intermediary, as applicable, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax adviser concerning the application of these rules to your investment in a Fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis in The Merger Fund shares acquired prior to January 1, 2012 as this information will not be reported to you by The Merger Fund and may not be reported to you by your financial intermediary.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

The Funds intend to distribute substantially all of their net investment income and net capital gains at least annually. Distributions will be reinvested in shares of a Fund unless you elect to receive cash. Distributions will be taxable as described below, regardless of whether you receive such distributions in cash or reinvest them in additional shares of a Fund. A Fund (or your financial intermediary) will provide you with an annual statement showing you the amount and tax character (e.g., ordinary income or capital gain) of the distributions you receive each year.

If an investor elects to receive distributions in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, each Fund reserves the right to reinvest the distribution check in the shareholder’s account at such Fund’s then-current asset value and to reinvest all subsequent distributions. If you want to change your distribution option, please write or call the Sub-Transfer Agent at least five days prior to the record date for the distribution.

The following discussion is a general summary of certain U.S. federal income tax consequences applicable to an investment in each of the Funds under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus (the “Code”), and is for general information only. A more detailed tax discussion is provided in the SAI. The Funds do not intend for this discussion or the discussion in the SAI to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders, such as those who hold their shares through tax-advantaged accounts and foreign persons that may qualify for special treatment under U.S. federal income tax laws. You should consult a tax adviser about the specific U.S. federal, state, local, and foreign tax consequences to you of purchasing, holding, and disposing of shares in a Fund based on your particular circumstances.

Each Fund has elected to be treated each taxable year as a regulated investment company under Subchapter M of the Code and intends to qualify and to be eligible to be treated as such. A regulated investment company is not subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders. A Fund’s failure to qualify or to be eligible to be treated as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to you as ordinary income.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is deemed to have owned the investments that generated them, rather than how long you have owned your shares. Distributions from the sale of investments that a Fund owns or is deemed to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from the sale of investments that a Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income. The Funds expect that, as a result of their investment objectives and strategies, their investments will generate primarily short-term capital gains, which when distributed to shareholders are taxable as ordinary income. Dividends declared and payable to shareholders of record in October, November or December will be taxed to shareholders as if received on December 31 if they are paid in January of the following year.

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Distributions of investment income reported by a Fund as derived from “qualified dividend income” are taxable to you at the reduced rates applicable to long-term capital gain, provided that both you and the Fund meet certain holding period and other requirements. The Funds do not expect a significant portion of distributions to be derived from qualified dividend income.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes dividends paid by a Fund, including any capital gain dividends, and any net gains recognized on the sale, redemption or exchange of shares of a Fund.

From time to time, a distribution from a Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

Investments through tax-qualified retirement plans and other tax-advantaged accounts are generally not subject to current U.S. federal income tax. You should consult your tax adviser to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

Any gain or loss that results from the redemption of your Fund shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

A Fund’s investments in foreign securities, if any, may be subject to withholding or other taxes. In that case, a Fund’s return on those securities generally will be reduced. However, if more than 50% of the value of a Fund’s assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to permit you to claim a credit or deduction on your income tax returns for your pro rata portion of qualified foreign income taxes that it paid in respect of foreign securities that it has held for at least the minimum period specified in the Code. If this election is made, you will be required to include your pro rata share of those taxes in gross income and you generally will be allowed to claim an offsetting foreign tax credit (or a deduction, if you itemize deductions and so choose) for such amounts on your federal U.S. income tax return, subject to certain limitations. If a Fund does not meet the 50% test described above, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. However, even if a Fund qualifies to make such election for any year, it may determine not to do so.

In addition, certain of the Funds’ investments, including certain derivative instruments, foreign securities or foreign currencies could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions). Such investments are likely to produce a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company.

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Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who (i) fails to properly furnish a Fund with a correct taxpayer identification number, (ii) has under-reported dividend or interest income, or (iii) fails to certify to a Fund that he, she or it is not subject to such withholding.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Funds to obtain information sufficient to identify the status of each of their shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends a Fund pays.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

This summary is for general information only and is not intended to be, nor should it be, construed as legal or tax advice to any current or prospective holder of the Funds’ shares. The Funds’ shareholders are urged to consult their own tax advisers to determine the specific federal tax consequences of purchasing, holding, and disposing of shares of the Funds, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

NOTICES-HOUSEHOLDING & UNCLAIMED PROPERTY

To keep the Funds’ costs as low as possible, each Fund delivers a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Sub-Transfer Agent at 1-800-343-8959 and the Fund will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Sub-Transfer Agent toll-free at 1-800-343-8959 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of a Fund’s or share class’ operations. Certain information reflects financial results for a single Fund share. Class A shares are subject to a 0.25% 12b-1 fee whereas Class I shares are not subject to a 12b-1 fee. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by [_________], whose report, along with each Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request. Prior to [September 1, 2021], Class A shares (formerly known as Investor Class shares) were not subject to a sales charge.

The Merger Fund

FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Class I (formerly known as Institutional Class)

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of year	$17.10	$16.30	$15.83	$15.56	$15.25
Income from investment operations:
Net investment income (loss)(1)(2)	0.01	0.14	0.23	0.10	(0.04)
Net realized and unrealized gain on investments	0.87	0.89	1.03	0.33	0.49
Total from investment operations	0.88	1.03	1.26	0.43	0.45
Less distributions:
From net investment income	(0.18)	(0.05)	(0.23)	(0.16)	(0.14)
From net realized gains	(0.45)	(0.18)	(0.56)	-	-
Total dividends and distributions	(0.63)	(0.23)	(0.79)	(0.16)	(0.14)
Net Asset Value, end of year	$17.35	$17.10	$16.30	$15.83	$15.56
Total Return	5.15%	6.32%	7.98%	2.74%	2.94%

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The Merger Fund

FINANCIAL HIGHLIGHTS (continued)

Class I (formerly known as Institutional Class)

	Year Ended December 31,
	2020	2019		2018	2017	2016
Supplemental data and ratios:
Net assets, end of year (000’s)	$2,709,370	$2,161,001		$1,496,116	$1,152,718	$1,377,041
Ratio of gross expenses to average net assets:
Before expense reimbursement	1.22%	1.74	%(4)	1.64%	1.55%	1.70%
After expense reimbursement	1.20%	1.72	%(4)	1.61%	1.48%	1.59%
Ratio of dividends and interest on short positions and borrowing expense on securities sold short to average net assets	0.02%	0.53	%(4)	0.41%	0.37%	0.52%
Ratio of operating expenses to average net assets excluding dividends and interest on short positions and borrowing expense on securities sold short (after expense reimbursement)	1.18%	1.19	%(5)	1.20%	1.11%	1.07%
Ratio of net investment income (loss) to average net assets	0.07%	0.81%		1.38%	0.66%	(0.27)%
Portfolio turnover rate(3)	188%	167%		155%	166%	182%

(1)	Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities on securities sold short and legal expenses related to the settlement of an appraisal right for the years ended December 31, 2020, 2019, 2018, 2017 and 2016 was $0.02, $0.22, $0.29, $0.16 and $0.04, respectively.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
(3)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions). The denominator includes the average long positions throughout the year.
(4)	The amount for the year ended December 31, 2019 includes 0.10% of legal expenses related to the settlement of an appraisal right.
(5)	The amount for the year ended December 31, 2019 excludes 0.10% of legal expenses related to the settlement of an appraisal right.

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The Merger Fund

FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Class A (formerly known as Investor Class)

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of year	$17.17	$16.42	$15.94	$15.66	$15.31
Income from investment operations:
Net investment income (loss)(1)(2)	(0.04)	0.09	0.18	0.05	(0.09)
Net realized and unrealized gain on investments	0.88	0.89	1.05	0.32	0.49
Total from investment operations	0.84	0.98	1.23	0.37	0.40
Less distributions:
From net investment income	(0.13)	(0.05)	(0.19)	(0.09)	(0.05)
From net realized gains	(0.45)	(0.18)	(0.56)	-	-
Total dividends and distributions	(0.58)	(0.23)	(0.75)	(0.09)	(0.05)
Net Asset Value, end of year	$17.43	$17.17	$16.42	$15.94	$15.66
Total Return	4.87%	5.96%	7.68%	2.39%	2.61%

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The Merger Fund

FINANCIAL HIGHLIGHTS (continued)

Class A (formerly known as Investor Class)

	Year Ended December 31,
	2020	2019		2018	2017	2016
Supplemental data and ratios:
Net assets, end of year (in millions)	$920	$1,031		$1,265	$1,162	$1,540
Ratio of gross expenses to average net assets:
Before expense waiver	1.51%	2.03	%(4)	1.94%	1.87%	2.03%
After expense waiver	1.49%	2.01	%(4)	1.91%	1.80%	1.92%
Ratio of dividends and interest on short positions and borrowing expense on securities sold short to average net assets	0.02%	0.53	%(4)	0.41%	0.37%	0.52%
Ratio of operating expenses to average net assets excluding dividends and interest on short positions and borrowing expense on securities sold short	1.47%	1.48	%(5)	1.50%	1.43%	1.40%
Ratio of net investment income (loss) to average net assets	(0.22)%	0.52%		1.08%	0.34%	(0.60)%
Portfolio turnover rate(3)	188%	167%		155%	166%	182%

(1)	Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities on securities sold short and legal expenses related to the settlement of an appraisal right for the years ended December 31, 2020, 2019, 2018, 2017 and 2016 was $(0.04), $0.18, $0.25, $0.11 and $(0.01), respectively.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
(3)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions). The denominator includes the average long positions throughout the year.
(4)	The amount for the year ended December 31, 2019 includes 0.10% of legal expenses related to the settlement of an appraisal right.
(5)	The amount for the year ended December 31, 2019 excludes 0.10% of legal expenses related to the settlement of an appraisal right.

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Virtus WCM Event-Driven Fund (formerly WCM Alternatives: Event-Driven Fund)

FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Class I (formerly known as Institutional Class)

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of year	$11.01	$10.14	$10.17	$9.81	$9.62
Income from investment operations:
Net investment income (loss)(1)(2)	0.01	0.06	0.14	0.00 (6)	(0.04)
Net realized and unrealized gain on investments	0.71	1.06	0.39	0.46	0.31
Total from investment operations	0.72	1.12	0.53	0.46	0.27
Less distributions:
From net investment income	(0.10)	(0.17)	(0.43)	-	(0.08)
From net realized gains	(0.26)	(0.08)	(0.13)	(0.10)	-
Total dividends and distributions	(0.36)	(0.25)	(0.56)	(0.10)	(0.08)
Net Asset Value, end of year	$11.37	$11.01	$10.14	$10.17	$9.81
Total Return	6.55%	11.13%	5.27%	4.72%	2.86%

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Virtus WCM Event-Driven Fund (formerly WCM Alternatives: Event-Driven Fund)

FINANCIAL HIGHLIGHTS (continued)

Class I (formerly known as Institutional Class)

	Year Ended December 31,
	2020	2019		2018	2017	2016
Supplemental data and ratios:
Net assets, end of year (000’s)	$236,865	$199,251		$134,923	$94,031	$112,947
Ratio of gross expenses to average net assets:
Before expense reimbursement/recoupment	1.74%	2.10	%(4)	2.19%	2.20%	2.37%
After expense reimbursement/recoupment	1.74%	2.10	%(4)	2.20%	2.24%	2.36%
Ratio of dividends and interest on short positions and borrowing expense on securities sold short to average net assets	0.17%	0.49	%(4)	0.46%	0.50%	0.62%
Ratio of operating expenses to average net assets excluding dividends and interest on short positions and borrowing expense on securities sold short (after expense reimbursement/recoupment)	1.57%	1.61	%(5)	1.74%	1.74%	1.74%
Ratio of net investment income (loss) to average net assets	0.14%	0.52%		1.34%	(0.02)%	(0.46)%
Portfolio turnover rate(3)	320%	238%		230%	283%	217%

(1)	Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities on securities sold short and legal expenses related to the settlement of an appraisal right for the years ended December 31, 2020, 2019, 2018, 2017 and 2016 was $0.03, $0.11, $0.19, $0.05 and $0.02, respectively.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
(3)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions). The denominator includes the average long positions throughout the year.
(4)	The amount for the year ended December 31, 2019 includes 0.03% of legal expenses related to the settlement of an appraisal right.
(5)	The amount for the year ended December 31, 2019 excludes 0.03% of legal expenses related to the settlement of an appraisal right.
(6)	Amount calculated is less than $(0.005).

108

Virtus WCM Event-Driven Fund (formerly WCM Alternatives: Event-Driven Fund)

FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Class A (formerly known as Investor Class)

					For the Period from March 22, 2017^ through December
	Year Ended December 31,				31,
	2020	2019		2018	2017
Per Share Data:
Net asset value, beginning of period	$10.97	$10.12		$10.16	$9.89
Income from investment operations:
Net investment income (loss)(1)(2)	(0.01)	0.03		0.11	(0.01)
Net realized and unrealized gain on investments	0.70	1.05		0.39	0.38
Total from investment operations	0.69	1.08		0.50	0.37
Less distributions:
From net investment income	(0.10)	(0.15)		(0.41)	-
From net realized gains	(0.26)	(0.08)		(0.13)	(0.10)
Total dividends and distributions	(0.36)	(0.23)		(0.54)	(0.10)
Net Asset Value, end of period	$11.30	$10.97		$10.12	$10.16
Total Return	6.30%	10.73%		4.95%	3.77	%(3)

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$23,298	$19,352		$10,311	$5,558
Ratio of gross expenses to average net assets:
Before expense recoupment	1.99%	2.35	%(6)	2.44%	2.52	%(4)
After expense recoupment	1.99%	2.35	%(6)	2.45%	2.54	%(4)
Ratio of dividends and interest on short positions and borrowing expense on securities sold short to average net assets	0.17%	0.49	%(6)	0.46%	0.55	%(4)
Ratio of operating expenses to average net assets excluding dividends and interest on short positions and borrowing expense on securities sold short (after expense recoupment)	1.82%	1.86	%(7)	1.99%	1.99	%(4)
Ratio of net investment income (loss) to average net assets	(0.11)%	0.27%		1.09%	(0.17	)%(4)
Portfolio turnover rate(5)	320%	238%		230%	283	%(3)

(1)	Net investment income (loss) before dividends and interest on short positions, borrowing expense on securities on securities sold short and legal expenses related to the settlement of an appraisal right for the periods ended December 31, 2020, 2019, 2018 and 2017 was $0.01, $0.08, $0.16 and $0.03, respectively.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.

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(5)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions). The denominator includes the average long positions throughout the period.
(6)	The amount for the year ended December 31, 2019 includes 0.03% of legal expenses related to the settlement of an appraisal right.
(7)	The amount for the year ended December 31, 2019 excludes 0.03% of legal expenses related to the settlement of an appraisal right.
^	Commencement of operations.

110

Virtus WCM Credit Event Fund (formerly WCM Alternatives: Credit Event Fund)

FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Class I (formerly known as Institutional Class)

	Year Ended December 31,
	2020		2019	2018
Per Share Data:
Net asset value, beginning of year	$10.46		$9.55	$10.00
Income from investment operations:
Net investment income(1)(2)	0.03		0.21	0.14
Net realized and unrealized gains (loss) on investments	1.63		1.02	(0.43)
Total from investment operations	1.66		1.23	(0.29)
Less distributions:
From net investment income	(0.13)		(0.28)	(0.16)
From net realized gains	(0.08)		(0.04)	-
Total dividends and distributions	(0.21)		(0.32)	(0.16)
Net Asset Value, end of year	$11.91		$10.46	$9.55
Total Return	15.89	%(4)	12.87%	(2.93)%

Supplemental data and ratios:
Net assets, end of year (000’s)	$9,824		$4,698	$3,744
Ratio of gross expenses to average net assets:
Before expense reimbursement	5.44%		5.38%	6.24%
After expense reimbursement	3.95%		1.88%	1.73%
Ratio of borrowing expense on securities sold short and interest on securities sold short and reverse repurchase agreements to average net assets	2.31%		0.24%	0.09%
Ratio of operating expenses to average net assets excluding borrowing expense on securities sold short and interest on securities sold short and reverse repurchase agreements (after expense reimbursement)	1.64%		1.64%	1.64%
Ratio of net investment income to average net assets	0.26%		2.02%	1.44%
Portfolio turnover rate(3)	208%		106%	192%

(1)	Net investment income before borrowing expense on securities on securities sold short and interest on securities sold short and reverse repurchase agreements for the years ended December 31, 2020, 2019 and 2018 was $0.26, $0.23 and $0.15, respectively.
(2)	Net investment income per share has been calculated based on average shares outstanding during the year.
(3)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, swap contracts, short positions and reverse repurchase agreements). The denominator includes the average long positions throughout the year.
(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

111

Virtus WCM Credit Event Fund (formerly WCM Alternatives: Credit Event Fund)

FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Class A (formerly known as Investor Class)

	Year Ended December 31,
	2020		2019	2018
Per Share Data:
Net asset value, beginning of year	$10.43		$9.54	$10.00
Income from investment operations:
Net investment income(1)(2)	-	(4)	0.19	0.12
Net realized and unrealized gain (loss) on investments	1.67		1.01	(0.44)
Total from investment operations	1.67		1.20	(0.32)
Less distributions:
From net investment income	(0.03)		(0.27)	(0.14)
From net realized gains	(0.08)		(0.04)	-
Total dividends and distributions	(0.11)		(0.31)	(0.14)
Net Asset Value, end of year	$11.99		$10.43	$9.54
Total Return	15.99	%(5)	12.60%	(3.23)%

Supplemental data and ratios:
Net assets, end of year (000’s)	$78		$463	$38
Ratio of gross expenses to average net assets:
Before expense reimbursement	5.69%		5.63%	6.56%
After expense reimbursement	4.20%		2.13%	1.98%
Ratio of borrowing expense on securities sold short and interest on securities sold short and reverse repurchase agreements to average net assets	2.31%		0.24%	0.09%
Ratio of operating expenses to average net assets excluding borrowing expense on securities sold short and interest on securities sold short and reverse repurchase agreements (after expense reimbursement)	1.89%		1.89%	1.89%
Ratio of net investment income to average net assets	0.01%		1.77%	1.19%
Portfolio turnover rate(3)	208%		106%	192%

(1)	Net investment income before borrowing expense on securities on securities sold short and interest on securities sold short and reverse repurchase agreements for the years ended December 31, 2020, 2019 and 2018 was $0.23, $0.21 and $0.13, respectively.
(2)	Net investment income per share has been calculated based on average shares outstanding during the year.
(3)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, swap contracts, short positions and reverse repurchase agreements). The denominator includes the average long positions throughout the year.
(4)	Amount calculated is less than $0.005.
(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

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APPENDIX A

This Appendix A sets forth historical performance information for the Class N shares of the Dunham Monthly Distribution Fund (“DNMDX”), shares of a mutual fund advised by Dunham & Associates. DNMDX was sub-advised by Westchester Capital Management LLC (WCM) from March 2009 through March 31, 2017. The portfolio managers for Virtus WCM Event-Driven Fund (for purposes of this appendix, the “Fund”) were the only portfolio managers primarily responsible for the day-to-day management of DNMDX for the periods shown below. The Fund’s investment objective, investment strategies and policies, and investment restrictions are substantially similar to those of DNMDX when WCM was sub-adviser. The DNMDX performance data is provided to illustrate the past performance of WCM in advising a substantially similar account and does not represent the performance of the Fund. The information in this Appendix should not be considered a prediction of the future performance of the Fund. The Fund was formed on January 2, 2014 and has a limited performance record of its own.

AVERAGE ANNUAL TOTAL RETURNS OF DNMDX FOR THE

PERIODS ENDED MARCH 31, 2017

(except as otherwise indicated)

				Since
	1 Year	3 Years	5 Years	03/01/09
DNMDX	4.88%	1.59%	3.28%	5.60%

MONTHLY PERFORMANCE

	Jan	Feb	Mar	Apr	May	Jun	Jul
2017	0.65%	1.22%	-0.35%	-	-	-	-
2016	-2.22%	0.41%	2.95%	-0.57%	1.53%	-0.93%	0.77%
2015	-0.36%	2.49%	-0.37%	0.30%	0.69%	-2.16%	-0.60%
2014	-0.26%	1.54%	0.43%	0.84%	1.51%	0.94%	-0.67%
2013	0.61%	0.14%	1.51%	0.97%	-0.45%	-1.23%	0.88%
2012	2.23%	1.95%	0.54%	0.33%	-1.64%	0.93%	1.06%
2011	0.65%	0.70%	0.81%	1.08%	0.14%	-0.26%	-1.23%
2010	-0.07%	1.29%	0.79%	-0.24%	-1.02%	1.72%	3.02%
2009	-	-	5.42%	2.60%	0.84%	0.45%	1.37%

	Aug	Sep	Oct	Nov	Dec	Year
2017	-	-	-	-	-	1.52%*
2016	0.80%	0.24%	0.29%	0.88%	0.87%	4.42%
2015	-2.21%	-2.11%	2.32%	-0.39%	-0.43%	-2.94%
2014	1.27%	-1.63%	-0.95%	0.59%	0.04%	3.65%
2013	-0.62%	1.01%	1.14%	0.38%	0.59%	4.99%
2012	1.60%	0.31%	-0.34%	0.78%	1.87%	9.98%
2011	-2.22%	-2.77%	3.31%	-0.43%	0.50%	0.14%
2010	0.49%	1.61%	0.52%	-0.30%	1.70%	9.86%
2009	-	-	0.69%	1.03%	1.09%	9.28%*

* Not annualized.

The performance results portrayed herein reflect the reinvestment of all interest, dividends and distributions. Past performance is no guarantee of future results. The performance figures shown above for DNMDX are net of all fees and expenses applicable to investments in DNMDX. The shares of DNMDX are not subject to front-end or deferred sales charges, but Class A shares of the Fund are subject to such charges as described in the prospectus. If the effect of sales charges were reflected, the performance results shown would be lower. Current performance may be lower or higher than the performance data quoted.

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The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. DNMDX’s performance prior to March 2009 does not reflect DNMDX’s current strategy or objective, but rather that of a predecessor fund. On March 2, 2009, DNMDX’s objective and principal investment strategy were changed and WCM commenced sub-advising the fund pursuant to an event driven strategy. DNMDX’s principal investment strategy was materially changed to its current strategy on April 1, 2017 when WCM stopped acting as the sub-adviser.

WCM is no longer the sub-adviser of DNMDX as of April 1, 2017.

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This Appendix B is part of, and is incorporated into, the prospectus.

Appendix B

Intermediary Sales Charge Discounts and Waivers

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, in order to receive these waivers or discounts shareholders will have to purchase fund shares through another intermediary offering such waivers or discounts or directly from the fund if the fund offers such waivers or discounts. Please see the section entitled “Sales Charges – What arrangement is best for you?” for more information on sales charges and waivers available for different classes.

Ameriprise Financial

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Shareholders purchasing fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this prospectus:

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

•	Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

115

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

February 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Virtus Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in this prospectus.

•	Rights of Accumulation (“ROA”). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Virtus Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

•	Letter of Intent (“LOI”). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

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Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charges (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	Death or disability of the shareholder.

•	Systematic withdrawals with up to 10% per year of the account value.

•	Return of excess contributions from an Individual Retirement Account (IRA).

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

117

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•	Shares exchanged in an Edward Jones fee-based program.

•	Shares acquired through NAV reinstatement.

•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones Minimum Purchase Amounts

•	Initial purchase minimum: $250

•	Subsequent purchase minimum: none

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•	A fee-based account held on an Edward Jones platform.

•	A 529 account held on an Edward Jones platform.

•	An account with an active systematic investment plan or LOI.

Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

Janney Montgomery Scott LLC

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or the SAI.

Front-end Sales Charge* Waivers on Class A Shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

118

•	Shares acquired through a right of reinstatement.

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC Waivers on Class A Shares and Class C Shares available at Janney

•	Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

•	Shares purchased in connection with a return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•	Shares acquired through a right of reinstatement.

•	Shares exchanged into the same share class of a different fund.

Front-end Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in this prospectus.

•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets.

*Also referred to as an “initial sales charge.”

Merrill Lynch

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

119

•	Shares purchased by or through a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).

•	Shares purchased through a Merrill Lynch affiliated investment advisory program.

•	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

•	Shares purchased by third party investment professionals on behalf of their advisory clients through Merrill Lynch’s platform.

•	Shares of funds purchased through the Merrill Edge Self-Directed platform.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.

•	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Class A Shares and Class C Shares available at Merrill Lynch

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

•	Shares acquired through a right of reinstatement.

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only).

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•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

Front-end Load Discounts on Class A Shares Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Morgan Stanley

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•	Class C (i.e., level-load) Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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Oppenheimer & Co. Inc. (“OPCO”)

Effective February 26, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•	Shares purchased by or through a 529 Plan.

•	Shares purchased through a OPCO affiliated investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•	A shareholder in the fund’s Class C shares will have their shares exchanged at net asset value into Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of OPCO.

•	Employees and registered representatives of OPCO or its affiliates and their family members.

•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on Class A Shares and Class C Shares available at OPCO

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

•	Return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS guidance.

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.

•	Shares acquired through a right of reinstatement.

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Front-end Sales Charge Discounts Available at OPCO: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in this prospectus.

•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each such entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•	A shareholder in a fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A Shares and Class C Shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in this prospectus.

•	Return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in this prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

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•	Shares acquired through a right of reinstatement.

Front-end Load Discounts on Class A Shares Available at Raymond James: Breakpoints, and/or Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in this prospectus.

•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets.

•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets.

Robert W. Baird & Co. Incorporated (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-end Sales Charge Waivers on Class A Shares available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird.

•	Shares purchased using the proceeds of redemptions from another Virtus fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

•	Shareholders in Class C Shares will have their shares exchanged at net asset value into Class A shares of the same fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A Shares and Class C Shares available at Baird

•	Shares sold due to the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

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•	Shares bought due to returns of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in this prospectus.

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

•	Shares acquired through a right of reinstatement.

Front-end Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus.

•	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Virtus fund assets held by accounts within the purchaser’s household at Baird. Eligible Virtus fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial professional about such assets.

•	Letters of intent (“LOI”) allow for breakpoint discounts based on anticipated purchases of Virtus funds through Baird, over a 13-month period of time.

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares available at Stifel

•	Class C shares that have been held for more than seven (7) years will be exchanged for Class A shares of the same fund pursuant to Stifel’s policies and procedures without the imposition of a front-end sales load.

All other sales charge waivers and reductions described elsewhere in this prospectus or the SAI still apply.

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THE MERGER FUND®

VIRTUS WCM EVENT-DRIVEN FUND

VIRTUS WCM CREDIT EVENT FUND

PROSPECTUS

[___________,] 2021

For investors who want more information about the Funds, the following documents are available upon request:

Appendix B – Intermediary Sales Charge Discounts and Waivers: Appendix B contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific intermediary. Appendix B is incorporated by reference and is legally part of this prospectus.

Annual/Semi-Annual Reports: Additional information about each Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information: The Funds’ SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

The Funds’ Annual Report, Semi-Annual Report and SAI are available, without charge, upon request by contacting the Funds’ Sub-Transfer Agent, U.S. Bancorp Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 or by calling 1-800-343-8959. Shareholder inquiries can also be directed to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. Correspondence sent by overnight courier should be directed to U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, WI 53202. Copies also can be obtained for free from the SEC’s website at www.sec.gov and the Funds’ website at virtus.com.

Daily NAV Information: The daily NAV for each Fund may be obtained from the Our Products section of virtus.com.

The Merger Fund

Investment Company Act File No. 811-03445

Virtus WCM Event-Driven Fund

Investment Company Act File No. 811-22818

Virtus WCM Credit Event Fund

Investment Company Act File No. 811-22818

[TO BE UPDATED BY AMENDMENT – The changes described in this amendment are contingent upon completion of a transaction by which Westchester Capital Management is acquired by Virtus Investment Partners, as well as attendant shareholder approvals of the proposals included in the proxy statement dated May 24, 2021, and approval by the incoming Board of Trustees of the other changes reflected in this amendment. If any of these contingencies do not occur, this amendment will be withdrawn or another amendment will be filed to revise the disclosure as necessary or appropriate.]

[__________, 2021]

Statement of Additional Information

The Merger Fund®

Class A Shares (MERFX)

Class I Shares (MERIX)

Virtus WCM Event-Driven Fund

Class A Shares (WCERX)

Class I Shares (WCEIX)

Virtus WCM Credit Event Fund

Class A Shares (WCFIX)

Class I Shares (WCFRX)

101 Munson Street

Greenfield, Massachusetts 01301

The Merger Fund is an open-end, diversified investment company which seeks capital growth by engaging in merger arbitrage.

Virtus WCM Event-Driven Fund is an open-end, diversified investment company which seeks to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.

Virtus WCM Credit Event Fund is an open-end, diversified investment company which seeks to provide attractive risk-adjusted returns independent of market cycles.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined prospectus of The Merger Fund, Virtus WCM Event-Driven Fund, and Virtus WCM Credit Event Fund dated [September 1], 2021, copies of which may be obtained without charge by downloading them from virtus.com; by calling VP Distributors, LLC (the “Distributor”) at 800.243.1574; or by writing to the Distributor at One Financial Plaza, Hartford, CT 06103.

Each Fund’s financial statements, including the notes thereto and the report of the Funds’ independent registered public accounting firm thereon, are incorporated by reference into this SAI from the Funds’ Annual Report dated December 31, 2020, a copy of which may be obtained without charge by calling 800.243.1574 or by downloading it from virtus.com.

TABLE OF CONTENTS [To be updated by amendment]

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The Prospectus does not constitute an offering by any Fund in any jurisdiction in which such offering may not lawfully be made.

INVESTMENT OBJECTIVES, POLICIES, AND RISKS

(See “PRINCIPAL INVESTMENT POLICIES” and

“PRINCIPAL RISKS” in the Funds’ combined prospectus.)

The Merger Fund is an open-end, diversified, registered management investment company which seeks to achieve capital growth by engaging in merger arbitrage. The Merger Fund’s investment objective to achieve capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval. Except as otherwise stated, The Merger Fund’s other investment policies are not fundamental and may be changed without obtaining approval by The Merger Fund’s shareholders. Virtus WCM Event-Driven Fund is an open-end, diversified, registered management investment company which seeks to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Virtus WCM Credit Event Fund (together with The Merger Fund and Virtus WCM Event-Driven Fund, each a “Fund”, and, collectively, the “Funds”) is an open-end, diversified, registered management investment company which seeks to provide attractive risk-adjusted returns independent of market cycles. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return. There can be no assurance that a Fund will achieve its investment objective. The Funds’ investment adviser is Virtus Investment Advisers, Inc., One Financial Plaza, Hartford, CT 06103 (the “Adviser” or “VIA”) and the Funds’ investment subadviser is Westchester Capital Management, LLC, 100 Summit Lake Drive, Valhalla, New York 10595 (the “Subadviser” or “WCM”).

Virtus WCM Event-Driven Fund primarily employs investment strategies designed to capture price movements generated by specific events, including, but not limited to, securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as “event-driven opportunities”). Among the investment strategies the Subadviser may use on behalf of the Fund are merger-arbitrage strategy, special situations strategy (including capital structure arbitrage and convertible arbitrage), investments in distressed securities and restructurings and option income strategies.

Virtus WCM Credit Event Fund invests principally in fixed income and other investments related to catalyst-driven opportunities, such as capital structure arbitrage, mergers and acquisitions, spin-offs, credit restructurings, IPOs of debt, re-financings, debt maturities, asset monetizations, and other restructurings. The Fund may also invest in securities of late-stage distressed issuers, issuers involved in pre- and post-bankruptcy proceedings and similar investment opportunities. The Fund seeks to make investments that the Subadviser believes will appreciate in value or be re-paid early due to, among other things, completed transactions, debt restructurings, re-capitalizations, debt retirement, and restructurings. In making investment decisions, the Subadviser may also consider the income that can be earned on an investment until the time a catalyst-driven opportunity is expected to be realized. Among the investment strategies the Subadviser may use on behalf of the Fund are special situations strategy (including capital structure arbitrage and convertible arbitrage), investments in distressed securities and restructurings, options strategies, and merger arbitrage strategies.

Trading to seek short-term capital appreciation can be expected to cause a Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by a Fund and ultimately by its investors. See “Allocation of Portfolio Brokerage” and “Portfolio Turnover.” Certain investments of a Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with each Fund’s overall investment strategy, which may be considered speculative.

In pursuing a Fund’s investment objective and strategies, the Fund may invest in the instruments described elsewhere in this SAI. A Fund may not utilize all of the instruments or investment techniques described.

In addition to the principal investment strategies and the principal risks of the Funds described in the Funds’ combined prospectus, each Fund may employ other investment practices and may be subject to additional risks, including those that are described below in alphabetical order. Because the following is a combined description of investment strategies and risks for all three Funds, certain strategies and/or risks described below may not apply to a particular Fund.

Appraisal Rights

Appraisal rights are statutory rights that allow shareholders to demand that the value of their shares that would otherwise be subject to divesture be determined by a judicial proceeding or independent valuator. Mergers and corporate reorganizations are subject to appraisal rights in many states. In the context of a merger or corporate reorganization, appraisal rights provide dissenting shareholders with a mechanism to seek to prevent acquiring corporations from paying less than the target company is worth to shareholders. If a dissenting shareholder commences an appraisal action and successfully persuades the court or independent valuator that either fair value was not paid for the target company’s shares or the price paid was not determined on an arm’s length basis, the dissenting shareholder can be awarded more consideration for its shares by the court or independent valuator than was paid pursuant to the applicable transaction. If a majority of shareholders approve a given transaction, the exercise of appraisal rights by a dissenting shareholder will not necessarily prevent the transaction from taking place as approved; however, if enough shareholders dissented and the court or independent valuator found that a transaction’s terms were unfair, a transaction that a majority of shareholders had already approved could be prevented.

Appraisal actions involve substantial legal risk. In certain jurisdictions, a limited amount of judicial precedent on appraisal actions may increase the risk that the Subadviser’s assessment of the value of an appraisal action proves incorrect. Similarly, cases with a precedential effect may be decided during the course of an appraisal action being pursued by a Fund and that new precedent may substantially change the likelihood of a successful outcome or diminish the prospects for a significant recovery for the Fund in the pursuit of its appraisal action. All of these factors may make it difficult for the Subadviser to predict accurately the outcome of any particular appraisal action. Appraisal actions can be expensive and may require prolonged periods to pursue, litigate and/or resolve, and even when resolved, may not be resolved to the satisfaction of the shareholder or shareholders who commenced the action. There can be no assurance that any such actions will be successful and a dissenting shareholder may receive less value for its shares than the value received by non-dissenting shareholders.

During the pendency of an appraisal action, market quotations or pricing service coverage for the appraisal action may be unavailable. In that case, a Fund would need to fair value the appraisal action in accordance with its pricing procedures. Such fair valuations may involve substantial uncertainty, judgment, estimates and assumptions because there may be little or no reliable market data or other relevant information available to a Fund regarding the value of the appraisal action, all of which increases the risk that the Fund’s fair valuation may not reflect the value of the appraisal action. There can be no assurance that a valuation used for an appraisal action by the Fund will reflect either the value obtained by the Fund in a sale of its appraisal rights during the pendency of an appraisal action or the value the Fund ultimately obtains as a result of pursuing its appraisal rights, even in the event the Fund obtains a favorable outcome in the appraisal action.

Bank Capital Securities and Bank Obligations

A Fund may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

A Fund may also invest in other bank obligations including, without limitation, certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. A Fund may also hold funds on deposit with its custodian bank in an interest-bearing account.

Below Investment Grade Securities

A Fund may invest in debt securities rated below investment grade (that is, rated below Baa3/P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-2 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by the Subadviser to be of comparable quality to securities so rated) at the time of purchase, including securities in default or in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth, or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund’s investments in Below Investment Grade Securities are more dependent on the Subadviser’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix A - Description of Moody’s and S&P’s Securities Ratings” for more information on securities ratings.

Borrowing

A Fund may borrow from banks, on a secured or unsecured basis at fixed or variable interest rates, to increase its portfolio holdings of securities and employ leverage or for other purposes. When borrowing money, a Fund must follow specific guidelines under the Investment Company Act of 1940 (the “1940 Act”), which allow the Fund to borrow an amount equal to as much as 33 1/3% of the value of its gross assets. When a Fund increases its investment positions by borrowing, the possibilities for profit and the risk of loss will also be increased. The interest, financing or other costs which a Fund must pay on borrowed money or other forms of leverage, together with any additional fees or requirements, are additional costs which will reduce the Fund’s returns. Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage. Fluctuations in the market value of a Fund’s portfolio when leveraged can therefore have a disproportionately large effect in relation to the capital of the Fund.

Collateralized Mortgage Obligations

A collateralized mortgage obligation (“CMO”) is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are generally collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”), also known as Freddie Mac, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches-known as support bonds, companion bonds or non-PAC bonds-which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds.

Corporate Debt Securities

A Fund may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. corporations, banks and other business entities. Bonds include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

A Fund’s investments in bonds are often subject to a number of risks described in the combined prospectus and/or elaborated upon elsewhere in this section of the SAI, including credit risk, lower-rated securities risk, interest rate risk, foreign investing risk, liquidity risk, small and medium capitalization risk and management risk.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. A Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objective and policies, including unrated commercial paper for which the Subadviser has made a credit quality assessment. See Appendix A for a description of the ratings assigned by Moody’s and S&P to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. A Fund may invest in synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”)).

Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Cyber Security Risk

With the increased use of technologies, such as the Internet, and the dependence on computer systems to perform necessary business functions, the Funds and their service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of a Fund’s third party service provider (including, but not limited to, the administrator and transfer agent) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in attempting to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. The Funds’ service providers may have adopted business continuity plans and systems designed to prevent such cyber attacks. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by issuers in which a Fund invests.

Derivatives

A Fund may invest in derivatives, which are financial contracts whose values depend on, or are derived from, the value of underlying assets, reference rates or indices. Derivatives involve the risk that changes in their values may not occur as expected relative to the values of the assets, rates, or indices on which they are based because, for example, they are not perfect substitutes for the reference asset. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, a Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than a Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. A Fund, therefore, may be unable to obtain payments the Subadviser believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after a Fund has incurred the costs of litigation.

A Fund may engage in certain transactions that require it to post margin or collateral to a broker, prime broker, futures commission merchant, exchange, clearing house, or other third party. If an entity holding a Fund’s margin or collateral becomes bankrupt or insolvent or otherwise fails to perform its obligations to a Fund due to financial difficulties, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through such entity and/or incur a loss of all or part of its collateral or margin deposits with such entity. In addition, if a Fund fails to take possession of any collateral or margin that it is entitled to from a broker, prime broker, futures commission merchant, exchange, clearing house, or other third party, the Fund will be subject to the credit risk of the entity holding the Fund’s margin or collateral.

In addition, a Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is called.

A Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value per share (“NAV”).

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Subadviser may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for a Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to a Fund. The risk may be more pronounced when outstanding notional amounts in the market exceed the amounts of the referenced assets. Also, suitable derivatives may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivatives transaction at any time or from time or time, or that any such transactions will be successful. In addition, the Subadviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for a Fund.

A Fund’s use of derivatives may affect the amount, timing and/or character of distributions payable to, and thus taxes payable by, shareholders. See “Taxation” below.

The U.S. government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The regulation of derivatives in the U.S., the European Union, and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. Additional types of derivatives may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its account at a clearing member. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Subadviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and a Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between a Fund and a clearing member is drafted by the clearing member and generally is less favorable to a Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by a Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared OTC derivatives transactions and, therefore, make such transactions more expensive.

New requirements may also result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or limiting liquidity or increasing transaction costs. Certain aspects of these regulations are still being implemented, so their potential impact on the Funds and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the clearing mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of risks and costs.

The Funds may use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance. Options transactions involve special risks. Because option premiums are influenced by market conditions and developments affecting the underlying security, the price movements of the option and the security may be less closely correlated than expected, in which case it may not be possible for a Fund to close out an option position prior to expiration at a favorable price. The lack of a liquid secondary market may also make it difficult to effect closing option transactions. In addition, option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Options on Securities and Indexes

A Fund may purchase and sell put and call options on securities or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund may sell (“write”) put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A significant portion of the capital gains realized by a Fund as a result of an options strategy may be treated as short-term capital gain for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them. See “Taxation” below.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security.

Risks Associated with Options on Securities and Indexes

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in its portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the values of the Fund’s securities during the period the option was outstanding.

Dealer (Over-The-Counter) Options

A Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While a Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. In the event of insolvency of the contra party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. This requirement may impair the Fund’s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

Risks of Over-the-Counter Option Transactions

As part of its investment strategies, a Fund may engage in transactions involving options and futures contracts which are traded over-the-counter (“OTC contracts”). OTC contracts differ from exchange-traded contracts in important respects. OTC contracts are transacted directly with broker-dealers, and the performance of these contracts is not typically supported beyond the credit of the counterparty.

Because OTC contracts are transacted directly with broker-dealers, there is a risk of non-performance by the broker-dealer as a result of the insolvency of such broker-dealer or otherwise, in which case a Fund may experience a loss. An OTC contract may only be terminated voluntarily by entering into a closing transaction with the broker-dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require a Fund to pay a premium to that broker-dealer. There is no assurance that a broker-dealer will voluntarily agree to terminate a transaction. There is also no assurance that a Fund will be able to liquidate an OTC contract at any time prior to expiration. A Fund may also be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

OTC options are subject to the risk that the counterparty will not fulfill its obligations under the contract. In the event of insolvency of the counterparty, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

Risk Factors in Options Transactions

There are various risks associated with transactions in exchange-traded and OTC options. The values of options written by a Fund will be affected by many factors, including changes in the values of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, a Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, a Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If a Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Subadviser, and other clients of the Subadviser may constitute such a group. These limits could restrict a Fund’s ability to purchase or sell options on a particular security.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.

Uncovered Option Transactions

A Fund may sell uncovered, or “naked,” options. When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a Fund sells an uncovered put option, it may not simultaneously have a short position in the underlying security. A Fund may sell uncovered call options as an alternative to selling short shares. A Fund may sell uncovered put options as an alternative to buying shares.

The risks associated with selling uncovered call options include some of those associated with selling short shares. Likewise, the risks associated with selling uncovered put options include risks associated with buying long shares.

Futures Contracts and Options on Future Contracts

A Fund may invest in futures contracts and options thereon (“futures options”), including with respect to equity securities, indexes, or other instruments or assets, as well as purchase put and call options on such futures contracts. A Fund may incur commission expenses when it opens or closes a futures position.

A futures contract is an agreement to buy or sell a reference asset (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of the reference asset) at a specified price and time. A futures contract on an index (an “Index Future”) is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is generally not made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: the S&P 500; the S&P Midcap 400; the Nikkei 225; the New York Stock Exchange (“NYSE”) composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

A Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and a Fund may also enter into OTC options on futures contracts.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of assets. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified by the exchange or the futures commission merchant during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. In computing daily NAV, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, index or other asset, in many cases these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security, index or other asset, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund will realize a capital gain, or if it is more, the Fund will realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund will realize a capital gain, or if it is less, the Fund will realize a capital loss. The transaction costs must also be included in these calculations. For information regarding the U.S. federal income tax treatment of such capital gains and losses, see “Taxation” below.

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (“NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission’s (“CFTC”) regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the Securities and Exchange Commission (the “SEC”) and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time a Fund’s order is placed and the time it is liquidated, offset or exercised.

Risks Associated with Futures and Futures Options

There are several risks associated with the use of futures contracts and futures options, including as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities and Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon

Options on securities and indexes, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The values of positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. A Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Contracts

A Fund may use swap contracts (or “swaps”) or other derivatives positioning for the same or similar purposes as options and futures. A Fund may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, inflation swaps, and other types of available swap agreements. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. The risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Notional amounts of swap transactions are not subject to any limitations, and swap contracts may expose a Fund to unlimited risk of loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Swap contracts may be individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease a Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. The Funds are not limited to any particular form or variety of swap agreement if the Subadviser determines it is consistent with the Fund’s investment objective and policies.

A Fund may enter into swaps on securities, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index).

A Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. A Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, a Fund may enter into an interest rate swap in order to protect against declines in the values of fixed income securities held by the Fund. In such an instance, a Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty may pay a floating rate multiplied by the same notional amount to the Fund. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would be entitled to receive payments under the swap that would offset, in whole or in part, such diminution in value. A Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, the Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.

A Fund may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as the London Interbank Offered Rate (“LIBOR”). Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury.

A Fund may use variance swap agreements, which involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Equity Swap Contracts

A Fund may enter into both long and short equity swap contracts with qualified broker-dealer counterparties. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security or index, while obligating the Fund to pay the counterparty any depreciation on the security or index as well as interest on the notional amount of the contract. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security or index, while entitling the Fund to receive from the counterparty any depreciation on the security or index as well as interest on the notional value of the contract.

A Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles a Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. A Fund will realize gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risk may arise from unanticipated movements in interest rates or in the values of the underlying securities.

Credit Default Swap Contracts

A Fund may enter into credit default swap contracts with qualified broker-dealer counterparties. In a credit default swap, one party typically makes an upfront payment and a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity on its obligation or other credit-related event. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. Rather than exchange the bonds for the par value, a single cash payment may be due from the protection seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). A Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk - the risk that the counterparty may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, a Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

A Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the difference between the par (or other agreed-upon) value of a referenced debt obligation, and the market value of such referenced debt obligation, to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations. For credit default swap agreements on asset-backed securities, an event of default may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, an event of default may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

A Fund may use the swaps for any investment purpose, including as part of a merger-arbitrage or event-driven strategy involving pending corporate reorganizations. A Fund may also purchase credit protection on a referenced entity’s obligations. When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default. Credit default swap contracts involve, to varying degrees, elements of market risk and exposure to loss. Other risks associated with the use of credit default swap agreements include the risk of imperfect correlation between movements in the notional amount and the price of the underlying securities and the inability or unwillingness of counterparties to meet their obligations. Where a Fund is the purchaser of default protection under the credit default swap, the Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of default or bankruptcy of the swap contract counterparty.

Equity Securities

A Fund may invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Preferred stock represents an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in a Fund may at times decrease instead of increase. A Fund’s investments may include securities traded over-the-counter as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Investments in Debt Obligations

A Fund may invest in corporate bonds debentures, notes and other similar instruments and evidences of indebtedness (collectively “Debt Securities”) issued by companies, including those involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code. Some or all of these Debt Securities may carry non-investment-grade credit ratings. See “Below Investment Grade Securities” above.

The price of a Debt Security depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a Debt Security is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument’s credit rating is downgraded by a credit rating agency, or based on other changes in the financial condition of the issuer or borrower. The price of a Debt Security changes in response to interest rate changes. Interest rates change in response to the supply and demand for credit, government monetary policy and action, inflation rates, and other factors. In general, the price of a debt security falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. A Debt Security’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Debt Securities with floating interest rates may be less sensitive to interest rate changes. The price of a Debt Security trading at a negative interest rate responds to interest rate changes like other Debt Securities; however, a Debt Security trading at a negative interest rate is generally expected to produce a negative return if held to maturity.

Debt Securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Because interest rates vary, the future income of a Fund that invests in floating rate fixed income securities cannot be predicted with certainty. Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). To the extent a Fund invests in indexed securities, the future income of the Fund also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices). Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, the value of zero coupon securities fall more sharply than the value of interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

The market values of convertible Debt Securities will also be affected to a greater or lesser degree by changes in the price of the underlying equity securities. The market values of Debt Securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the Debt Securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover.

A Fund may invest in Debt Securities because the Subadviser determines that the Debt Securities offer an attractive yield or because of the Subadviser’s credit outlook for or assessment of the issuer of the obligation, including when the Subadviser believes the market has underestimated the credit quality or attractiveness of a particular issuer or debt obligation. The Subadviser’s judgment may be incorrect and each Fund is subject to the risk of losses due to the Subadviser’s determinations regarding a particular debt obligation or issuer.

A Fund may invest in Debt Securities of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceedings. A Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. Because such issuers are likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers may be illiquid and are considered highly speculative.

Investments in New Issues

A Fund is permitted to invest in securities that are offered in initial public offerings (also referred to as “new issue” securities). New issue securities have no trading history, and there may be less public information about the companies. In addition, the prices of new issue securities may be highly volatile or may decline shortly after the initial public offering. New issues may also be subject to varying patterns of trading volume and may, at times, be difficult to sell. When an initial public offering is brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Adviser and Subadviser are regulated and could affect pending mergers or other events in which the Funds have established investment positions. Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objective and affect the Fund’s performance.

Political, social or financial instability, civil unrest, epidemics and pandemics, and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. A Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 emerged in late 2019 and spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. These impacts also have caused, and may continue to contribute to, significant market volatility, exchange trading suspensions and closures, and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Health crises caused by the outbreak of COVID-19 (or similar outbreaks of infectious disease) and governmental responses thereto may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of the COVID-19 outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, the economies of individual countries, and the financial performance of individual companies, sectors, industries, asset classes, and markets in significant and unforeseen ways. Any such impact could adversely affect the value and liquidity of a Fund’s investments, limit severely the Fund’s investment opportunity set, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. In addition, the outbreak of COVID-19 or similar infectious diseases, and measures taken to mitigate their effects, could result in disruptions to the services provided to the Funds by its service providers, leading to operational delays and failures and additional investment losses. Issues arising out of or related to this recent health crisis and governmental and business responses thereto may cause one or more events in which the Funds have invested to fail to close or occur as expected by the Subadviser, leading to a Fund experiencing investment losses.

Master Limited Partnerships (“MLPs”)

A Fund may invest in MLPs. MLPs are “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and typically are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products (collectively, the energy industry). A Fund’s MLP investments include investments that offer economic exposure to public MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, including I-Shares, and derivative instruments in which a Fund may invest that have economic characteristics of MLP securities.

Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP. These investments may not be taxed as partnerships for U.S. federal income tax purposes. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. General partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP’s interests. Additionally, general partners of MLPs often have limited call rights that may require unit holders to sell their common units at an undesirable time or price.

Holders of MLP securities have limited control and voting rights on matters affecting the partnership. Holders of securities issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP securities to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP securities are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.

Investments in MLP securities also present special tax risks. For example, if an MLP were to fail to meet the requirements for treatment as a partnership, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (in addition to any state and local taxes it is required to pay) at the entity level on its taxable income and distributions received by a Fund would be taxable to the Fund as ordinary income to the extent of the MLP’s current and accumulated earnings and profits. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of a Fund’s investment in any such MLP. As a result, the value of a Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced. Also, a Fund’s investments in MLP securities can be limited by the Fund’s intention to qualify as a regulated investment company that is accorded special tax treatment. For more information, see “Taxation” below.

Merger-Arbitrage

Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent a Fund’s potential profit on such an investment. The size of this spread is dependent on a large number of factors, including the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The expected timing of each transaction is also important since the length of time that a Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns.

Mark-to-market losses on merger-arbitrage positions can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings; and (vi) general market declines. If a Fund does not hedge against market fluctuations, the Fund may incur losses even if the proposed transaction is consummated.

Merger-arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. This may be due to, among other things, a number of merger-arbitrage advisers and other investors investing in a limited number of potential deals. Also, when market interest rates are relatively low, the spreads on merger-arbitrage positions may be relatively small (i.e., narrow) as well.

Non-U.S. Investment Risk

General. Investment in non-U.S. issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. A Fund may be subject to foreign taxes on (i) net proceeds it receives, capital gains it realizes or dividends or interest it receives on non-U.S. securities, (ii) transactions in those securities, and (iii) the repatriation of proceeds generated from the sale of those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by a Fund in respect of its foreign securities will reduce its yield. See “Taxation” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.

In addition, the tax laws of some foreign jurisdictions in which a Fund may invest are unclear and interpretations of such laws can change over time, including on a retroactive basis in which case a Fund and/or its shareholders, as applicable, could potentially incur foreign taxes on a retroactive basis. Moreover, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), a Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce a Fund’s NAV at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. A Fund also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. There can be no assurance that a Fund will satisfy applicable foreign reporting requirements at all times. Failure to satisfy those reporting requirements may increase a Fund’s costs and prevent the Fund from executing its investment strategy.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. In addition, economic or other sanctions imposed on a foreign country or issuer by the U.S., or on the U.S. by a foreign country, could impair a Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. Sanctions could also affect the value and/or liquidity of a foreign security. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Emerging Markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging markets are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging markets are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging markets with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries. There can be no assurance that a Fund will satisfy applicable foreign reporting requirements at all times. Failure to satisfy those reporting requirements may increase a Fund’s costs and prevent the Fund from executing its investment strategy.

Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging markets generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging markets also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging markets continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs may be higher in emerging markets than in developed countries, which could reduce a Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging markets are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging markets.

Other Investment Companies

A Fund may invest in securities of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with each Fund’s investment objective and policies and permissible under the 1940 Act.

A Fund may invest in other investment companies to gain broad market or sector exposure or to earn a return on uninvested assets, including during periods when it has large amounts of uninvested cash.

As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.

Securities Loans

A Fund may make loans of its portfolio securities, on either a short-term or long-term basis, thereby realizing additional income. The principal risks in lending portfolio securities, as with other extensions of credit, include the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the collateral provided for loans be marked to market by collateral consisting of cash or short-term debt obligations at least equal to the value of the securities on loan. The borrower is also obligated to pay to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower (less any fees or expenses shared with the Fund’s securities lending agent), though it is also subject to all of the risk of loss on the investment of collateral.

Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice. However, because the Fund must recall securities on loan prior to the relevant record date to be entitled to vote on matters submitted to shareholders, there can be no assurance that the Fund will recall securities in a timely manner or that the borrower of the securities will return a loaned security in a timely manner after its recall by the Fund. As a result, securities loans may result in the Fund being unable to exercise voting rights on certain matters, including on proposed mergers, acquisitions, or other events to which the Fund has significant investment exposure. The Fund also may call such loaned securities in order to sell the securities. The Fund will bear the fees and other expenses incurred in connection with arranging loans of its portfolio securities.

U.S. Bancorp Asset Management (“USBAM”) acts as the securities lending agent for each Fund. As securities lending agent, USBAM will seek to locate borrowers for Fund securities, monitor daily the value of the loaned securities and collateral, call for additional collateral as necessary, negotiate loan terms, provide certain limited recordkeeping and account servicing and arrange for return of loaned securities to the Fund at loan termination.

Short Sales

A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

A Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. A Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale. A Fund may also take short positions in securities through various derivative products. These derivative products will typically expose a Fund to economic risks similar to those associated with shorting securities directly.

There can be no assurance that the short positions that a Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions the Subadviser anticipated would be offsetting (such as short and long positions in securities or currencies held by a Fund) and could result in significant losses for the Fund.

When a Fund makes a short sale, the broker/dealer or other counterparty through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. A Fund is required to make a margin deposit in connection with such short sales; a Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. Any gain will be decreased, and any loss increased, by the transaction costs described above. A Fund may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to those of equity and/or fixed income securities.

Investment in preferred stocks involves certain risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If a Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Fixed Rate Preferred Stocks

Some fixed rate preferred stocks in which a Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. A Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Repurchase Agreements

A Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or, a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject a Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while a Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Special Purpose Acquisition Companies

A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

In allocating investment opportunities in SPACs amongst accounts advised by the Subadviser, the Subadviser will seek to allocate such opportunities in a manner that is, over time, fair and equitable to all accounts. As part of its allocation decision, the Subadviser may consider a number of factors including, but not limited to, the permissibility and/or appropriateness of such an investment for an account given the investment’s expected risk/return profile, the availability of the investment in sufficient volume to reasonably be expected to affect the account’s performance materially, and whether the account has sufficient liquidity to participate in the investment opportunity in an amount that could reasonably be expected to affect its performance materially.

Temporary Defensive Positions

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies to seek to respond to adverse market, economic or other conditions. In taking such positions, a Fund may temporarily invest a substantial portion of its assets in cash and cash equivalents, including money market instruments. Money market instruments include, but are not limited to: obligations of the U.S. government or its agencies or instrumentalities; Treasury bills and other short-term obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above; and repurchase agreements. However, the Subadviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause a Fund to miss out on investment opportunities, and may prevent the Fund from achieving its investment objective.

Variable and Floating Rate Debt Instruments

A Fund may invest in floating rate debt instruments, including senior loans. Floating rate debt instruments are instruments that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These floating rate debt instruments may include, in addition to senior loans, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed rate debt instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Loans may not be considered “securities” for certain purposes under the federal securities laws, and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.

A Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Variable Rate Master Notes

A Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations which a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them.

Warrants and Rights

Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights may be illiquid. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Other Risks

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate a Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, a Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. A Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not segregate those assets to cover such positions. To the extent a Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses. The SEC has finalized rules that will replace the existing guidance that relates to the segregation of assets in respect of these transactions. For additional information, please see the sub-section entitled “Derivatives Risk” in the section “Principal Risks” in each Fund’s prospectus.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the specified Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the relevant Fund. As used in this SAI and in the Funds’ combined prospectus, the term “majority of the outstanding shares of the Fund” means the vote of the lesser of (a) 67% or more of a Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding shares.

The Merger Fund’s investment restrictions provide that:

(1) The Fund may not issue senior securities, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages, or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission (“SEC”) staff interpretation thereof.

(2) The Fund may not borrow money except that it may borrow: (a) from banks to purchase or carry securities or other investments, (b) from banks for temporary or emergency purposes, (c) by entering into reverse repurchase agreements, or (d) by entering into equity swap contracts if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed), in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof. Any such borrowings may be secured or unsecured.

(3) The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4) The Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to the securities of other investment companies, investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or tax-exempt municipal securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

(5) The Fund may not purchase or sell real estate or real estate mortgage loans, as such, except that the Fund may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

(6) The Fund may not purchase or sell commodities or commodity contracts.

(7) The Fund will not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) lend its securities, in each case to the extent permitted by the 1940 Act, and any rule or order thereunder, or Securities and Exchange Commission staff interpretation thereof.

With respect to the fundamental policy relating to issuing senior securities set forth in (1) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. The policy in (2) above will be interpreted to permit The Merger Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

With respect to the fundamental policy relating to concentration set forth in (4) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (4) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to give broad authority to The Merger Fund as to how to classify issuers within or among industries. When identifying industries or sectors for purposes of its concentration policy, The Merger Fund may rely upon available industry classifications. With respect to investments in SPACs, The Merger Fund will generally look to the investment or investments the SPAC principally holds in determining the SPAC’s principal activities and whether to apply its fundamental policy regarding industry concentration to an investment in a SPAC. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government and other investments that are not limited by The Merger Fund’s fundamental policy on industry concentration until the SPAC identifies a suitable target for an acquisition or merger.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent The Merger Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities or commodity contracts set forth in (6) above, at the time of the establishment of the restriction, swap contracts, financial contracts, including futures transactions, and options with respect to futures, and other financial transactions were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects certain swaps or other transactions to regulation by the CFTC, The Merger Fund will not consider any of such investments or instruments to be commodities or commodity contracts for purposes of this restriction.

With respect to the fundamental policy relating to lending set forth in (7) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Subadviser believes the income justifies the attendant risks. The Merger Fund also will be permitted by this policy to make loans of money, including to other funds. The policy in (7) above will be interpreted not to prevent The Merger Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

Virtus WCM Event-Driven Fund’s investment restrictions provide that the Fund:

(1) May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2) May borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3) May lend money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4) May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5) May purchase and sell commodities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6) May purchase and sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

The policies described above shall be interpreted to permit Virtus WCM Event-Driven Fund to engage in activities or operate in accordance with any exemptive orders, regulatory guidance, no action relief or other similar interpretive authority or guidance issued by the SEC or any other applicable regulatory authority, including, where applicable, when such activities or operations might otherwise be inconsistent with applicable law or result in potential enforcement action by regulatory authorities.

Although Virtus WCM Event-Driven Fund may lend its securities, the Fund may have to recall such loans to vote proxies if the Subadviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security.

When Virtus WCM Event-Driven Fund lends its securities, the Fund bears the risk of loss in the event of a decline in value of the borrower’s collateral.

The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The policy in (3) above will be interpreted not to prevent Virtus WCM Event-Driven Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to commodities or commodity contracts set forth in (5) above, swap contracts, financial contracts, including futures transactions, and options with respect to futures, and other financial transactions shall not be within the meaning of the term “commodities,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects certain swaps or other transactions to regulation by the CFTC, Virtus WCM Event-Driven Fund will not consider any of such investments or instruments to be commodities or commodity contracts for purposes of this restriction.

With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (6) above will be interpreted not to prevent Virtus WCM Event-Driven Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, obligations, securities or instruments backed by mortgages or pools of mortgages, or real estate investment trust securities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the policy will be interpreted to give broad authority to Virtus WCM Event-Driven Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, Virtus WCM Event-Driven Fund may rely upon available industry classifications. Virtus WCM Event-Driven Fund takes the position that U.S. government securities, securities of investment companies, and derivative instrument counterparties are not considered to be part of any industry. With respect to investments in SPACs, Virtus WCM Event-Driven Fund will generally look to the investment or investments the SPAC principally holds in determining the SPAC’s principal activities and whether to apply its fundamental policy regarding industry concentration to an investment in a SPAC. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government and other investments that are not limited by Virtus WCM Event-Driven Fund’s fundamental policy on industry concentration until the SPAC identifies a suitable target for an acquisition or merger.

Virtus WCM Credit Event Fund’s investment restrictions provide that the Fund:

(1) May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2) May borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3) May lend money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4) May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5) May purchase and sell commodities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6) May purchase and sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

The policies described above shall be interpreted to permit Virtus WCM Credit Event Fund to engage in activities or operate in accordance with any exemptive orders, regulatory guidance, no action relief or other similar interpretive authority or guidance issued by the SEC or any other applicable regulatory authority, including, where applicable, when such activities or operations might otherwise be inconsistent with applicable law or result in potential enforcement action by regulatory authorities.

The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The policy in (3) above will be interpreted not to prevent Virtus WCM Credit Event Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to commodities or commodity contracts set forth in (5) above, swap contracts, financial contracts, including futures transactions, and options with respect to futures, and other financial transactions shall not be within the meaning of the term “commodities,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects certain swaps or other transactions to regulation by the CFTC, Virtus WCM Credit Event Fund will not consider any of such investments or instruments to be commodities or commodity contracts for purposes of this restriction.

With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (6) above will be interpreted not to prevent Virtus WCM Credit Event Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, obligations, securities or instruments backed by mortgages or pools of mortgages, or real estate investment trust securities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the policy will be interpreted to give broad authority to Virtus WCM Credit Event Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, Virtus WCM Credit Event Fund may rely upon available industry classifications. Virtus WCM Credit Event Fund takes the position that U.S. government securities, securities of investment companies, and derivative instrument counterparties are not considered to be part of any industry. With respect to investments in SPACs, Virtus WCM Credit Event Fund will generally look to the investment or investments the SPAC principally holds in determining the SPAC’s principal activities and whether to apply its fundamental policy regarding industry concentration to an investment in a SPAC. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government and other investments that are not limited by Virtus WCM Credit Event Fund’s fundamental policy on industry concentration until the SPAC identifies a suitable target for an acquisition or merger.

Any percentage limitation or other requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Portfolio Holdings

The Board of Trustees has adopted a policy with respect to the protection of certain non-public information which governs disclosure of each Fund’s portfolio holdings. This policy provides that the Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.

Divulging Fund portfolio holdings to selected third parties is permissible only when the affected party has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality.

Public Disclosures

In accordance with rules established by the SEC, each Fund will send semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds will also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-PORT, which is filed with the SEC within 60 days of quarter end. Each Fund’s shareholder reports will be available at virtus.com. Each Fund will also make publicly available at virtus.com a full listing of portfolio holdings as of the end of each quarter with a 60-day delay. Portfolio holdings may be released sooner at the discretion of the Funds’ administrator, Virtus Fund Services, LLC (the “Administrator”). Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information at virtus.com. This information is posted at the end of each quarter and may be reported on a 60-day delay. This information will be available until full portfolio holdings information becomes publicly available as described above. Each Fund will also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.

Other Disclosures

The Funds and/or the Administrator may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policy provides that non-public disclosures of a Fund’s portfolio holdings may only be made if (i) the Fund has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information is subject to a duty of confidentiality. Federal law also prohibits recipients of non-public portfolio holdings information from trading on such information. The Administrator will consider any actual or potential conflicts of interest between the Administrator and its affiliates on one hand, and the Fund’s shareholders on the other hand, and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the Fund’s shareholders, the Administrator may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Fund’s shareholders, the Administrator will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Funds’ Board of Trustees and/or the Administrator, the Funds will periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the applicable Fund in its day-to-day operations, as well as public information to certain ratings organizations. In addition to the Adviser and its affiliates, the entities receiving non-public portfolio holdings as of the date of this SAI are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund.

Non-Public Portfolio Holdings Information [To be updated by amendment]

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser		Daily with no delay
Subadviser		Daily with no delay
Administrator		Daily with no delay
Distributor		Daily with no delay

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. There is no guarantee that the Funds’ policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

Public Portfolio Holdings Information

Portfolio Redistribution Firms	Bloomberg, FactSet Research Systems Inc. and Thompson Reuters	Fiscal quarter with a 60-day delay.
Rating Agencies	Lipper Inc. and Morningstar	Fiscal quarter with a 60-day delay.
Virtus Public Web site	Virtus Investment Partners, Inc.	Fiscal quarter with a 60-day delay.

INVESTMENT ADVISER AND SUBADVISER

(See “INVESTMENT ADVISER” in the Funds’ combined prospectus.)

Investment Adviser

The investment adviser to the Funds is VIA, located at One Financial Plaza, Hartford, Connecticut 06103. VIA, an indirect, wholly-owned subsidiary of Virtus, acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 80 years. As of March 31, 2021, VIA had approximately $66.4 billion in assets under management.

Investment Advisory Agreement and Expense Limitation Agreement

The investment advisory agreement, approved by the Board of Trustees, provides that the Funds will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Funds. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Funds and any public offering of their shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not affiliated persons of VIA or any of its affiliates, expenses of Trustees, and shareholders’ meetings, expenses of printing and mailing proxy soliciting material, expenses of Adviser personnel attending Trustee meetings as required, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by the Distributor under its agreement with the Funds), expenses of printing and mailing share certificates representing shares of the Funds, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Funds will also pay the fees and bear the expense of registering and maintaining the registration of their shares with the SEC and registering or qualifying their shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Board, a Fund will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which a Fund is a party.

Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Funds’ general administration expenses allocated on the basis of its asset values.

For managing, or directing the management of, the investments of the Fund, VIA is entitled to a fee, payable monthly, at the following annual rates:

The Merger Fund	1.00%
Virtus WCM Event-Driven Fund	1.25%
Virtus WCM Credit Event Fund	1.00%

VIA may waive any portion of its investment advisory fees or reimburse Fund expenses from time to time. VIA has entered into an agreement with The Merger Fund whereby VIA has agreed to waive its advisory fee so that the advisory fee will be: (i) 1.00% of the first $2 billion in average daily net assets of the Fund; and (ii) 0.93% of the average daily net assets of the Fund on net assets above $2.0 billion. This agreement will apply through [September 1, 2023,] and shall continue in effect from year-to-year thereafter unless it is terminated by the Fund’s Board of Trustees at an earlier time. VIA also has contractually agreed to limit the annual operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation) and acquired fund fees and expenses, if any) for each Fund so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table (expressed as a percentage of daily net assets):

	Class A		Class I		Through Date
The Merger Fund	[__]	%	[__]	%	[September 1, 2023]
Virtus WCM Event-Driven Fund	[__]	%	[__]	%	[September 1, 2023]
Virtus WCM Credit Event Fund	[__]	%	[__]	%	[September 1, 2023]

Following the contractual period, the Adviser may discontinue the expense caps at any time. The Adviser may recapture fees waived and operating expenses reimbursed under this arrangement, for a period of three years following the fiscal year in which such reimbursement occurred, subject to certain conditions.

The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required. Under certain conditions, the Adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

The investment advisory agreement also provides that the Adviser shall not be liable to the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such Adviser in the performance of its duties thereunder.

Provided it has been approved by a vote of the majority of the outstanding shares of the Fund which is subject to its terms and conditions, the investment advisory agreement is in effect for an initial term of two years. After the initial two-year term, the agreement will continue from year to year with respect to the Fund so long as (1) such continuance is approved at least annually by the Board or by a vote of the majority of the outstanding shares of the Fund and (2) the terms and any renewal of the agreement with respect to the Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the Adviser, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval. On sixty days’ written notice and without penalty the agreement may be terminated entirely or as to a Fund by the Board or by the Adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of the Fund. The agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The agreement provides that upon its termination, or at the request of the Adviser, the Funds will eliminate all reference to Virtus from their names, and will not thereafter transact business in a name using the word Virtus.

[A discussion regarding the Board of Trustees’ basis for approving the Advisory Agreement is available in the Semi-Annual Report to Fund shareholders for the fiscal period ended June 30, 2021.]

Adviser Affiliates

George Aylward, Kevin Carr, Jennifer Fromm and Richard W. Smirl each serve as an officer of the Funds and as an officer and/or director of the Adviser. The other principal executive officers of the Adviser are: Michael Angerthal, Executive Vice President and Chief Financial Officer; Wendy Hills, Executive Vice President, General Counsel and Assistant Clerk; David Fusco, Vice President and Chief Compliance Officer; and David Hanley, Senior Vice President and Treasurer. The directors of the Adviser are George Aylward, Michael Angerthal and Wendy Hills.

Advisory Fees

Because the Adviser did not serve as the investment adviser to the Funds prior to the date of this SAI, the Adviser has received no fees under the investment advisory agreement. (See “Subadviser and Subadvisory Agreement” for information regarding the fees received by WCM while it was the investment adviser to the Funds.)

Subadviser and Subadvisory Agreement

The Adviser has entered into a subadvisory agreement with respect to each Fund. The subadvisory agreement provides that the Adviser will delegate to the Subadviser the performance of certain of its investment management services under the Investment Advisory Agreement. The Subadviser furnishes at its own expense the office facilities and personnel necessary to perform such services. The Adviser remains responsible for the supervision and oversight of the Subadviser’s performance. The subadvisory agreement for each Fund will continue in effect from year to year if specifically approved by the Board of Trustees, including a majority of the Independent Trustees. The subadvisory fees are paid by the Adviser out of its advisory fees from the Fund.

Mr. Roy D. Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of The Merger Fund’s and Virtus WCM Event-Driven Fund’s portfolios. Messrs. Behren and Shannon, along with Mr. Steven V. Tan, are primarily responsible for the day-to-day management of Virtus WCM Credit Event Fund’s portfolio.

[Mr. Behren has served as Co-President of the Subadviser since 2011.] Mr. Behren served as a research analyst for Westchester Capital Management, Inc. (“Westchester”), The Merger Fund’s previous investment adviser, from 1994 until 2010 and as the Chief Compliance Officer of Westchester and The Merger Fund from 2004 until June 2010, and has served as a portfolio manager for The Merger Fund since January 2007. Mr. Behren has served as a portfolio manager of Virtus WCM Event-Driven Fund and Virtus WCM Credit Event Fund since their inception in December 2013 and November 2017, respectively.

[Mr. Shannon has served as Co-President of the Subadviser since 2011.] Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005. From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co. Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for The Merger Fund since January 2007 and of Virtus WCM Event-Driven Fund and Virtus WCM Credit Event Fund since their inception in December 2013 and November 2017, respectively.

Mr. Tan has served as Senior Equity Analyst of the Subadviser since 2012 and Director of Credit Research since 2016. From 2005 to 2011, Mr. Tan was Vice President at Avenue Capital where he was a senior analyst in the Event-driven Group and later in the High Yield and Distressed Group. Mr. Tan has served as a portfolio manager of Virtus WCM Credit Event Fund since its inception in November 2017.

For its services as subadviser, WCM receives a subadvisory fee from VIA at the rate of 50% of the net advisory fee paid by each Fund.

Prior to [September 1, 2021,] WCM acted as the investment adviser to each Fund. The tables below set forth the gross amount of advisory fees paid, the amount of fees reduced pursuant to any fee waiver or expense waiver and reimbursement arrangements, as applicable, fees/expenses recouped with respect to previous fees or expenses of Virtus WCM Event-Driven Fund waived by WCM, and the net amount of advisory fees paid under the advisory contracts for The Merger Fund and Virtus WCM Event-Driven Fund for each of the last three fiscal years, and for Virtus WCM Credit Event Fund for the last fiscal year.

THE MERGER FUND

Fiscal	Gross
Year ended	Advisory	Amount of	Net Advisory
December 31,	Fees	Fees Waived	Fees Paid
2020	$32,544,612	$878,123	$31,666,489
2019	$30,392,066	$727,445	$29,664,621
2018	$24,647,875	$640,863	$24,007,012

VIRTUS WCM EVENT-DRIVEN FUND

		Amount of
		Advisory Fees	Fees and/or
Fiscal	Gross	Waived or	Expenses	Net
Year ended	Advisory	Expenses	Recouped	Advisory
December 31,	Fees	Reimbursed*	by Adviser	Fees Paid
2020	$2,772,523	$0	$0	$2,772,523
2019	$2,325,535	$0	$5,319	$2,330,854
2018	$1,523,379	$0	$13,168	$1,536,547

*	[The Adviser may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed and the terms of any expense limitations in place at the time of recoupment.]

VIRTUS WCM CREDIT EVENT FUND

Fiscal	Gross
Year ended	Advisory	Amount of	Net Advisory
December 31,	Fees	Fees Waived*	Fees Paid
2020	$76,175	$113,584	$(37,409)
2019	$41,260	$144,336	$(103,076)
2018	$38,383	$173,278	$(134,895)

*	[The Adviser may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed and the terms of any expense limitations in place at the time of recoupment.]

Notice

The Adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Funds pursuant to CFTC Regulation 4.5. Accordingly, the Adviser (with respect to the Funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. In order for the Adviser to remain eligible for the exclusion, each Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” and the Subadviser may be required to register as a “commodity trading advisor” with the CFTC with respect to the Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. A Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s and Subadviser’s intentions to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect a Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

DISTRIBUTOR AND OTHER SERVICE PROVIDERS

Shares of the Funds are offered on a continuous basis. Prior to [September 1, 2021], the Funds’ principal underwriter was Compass Distributors, LLC (“Compass”), Three Canal Plaza, Suite 100, Portland, Maine 04101. Compass is a Delaware limited liability company registered under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). Compass was terminated with respect to each fund or class of shares on [September 1, 2021], at which point VP Distributors, LLC (“VP Distributors” or the “Distributor”), a broker-dealer registered with FINRA became the principal underwriter of each class of each Fund’s shares. VP Distributors is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser and serves as distributor of the funds’ shares. The principal office of VP Distributors is located at One Financial Plaza, Hartford, Connecticut 06103. George R. Aylward, Jennifer Fromm, Nancy J. Engberg and Richard Smirl, each serve as an officer of the Funds and as an officer for the Distributor.

The Funds and VP Distributors have entered into an underwriting agreement (each, a “Distribution Agreement”) under which VP Distributors has agreed to use its best efforts to find purchasers for Fund shares and each Fund has granted to VP Distributors the exclusive right to purchase from the Funds and resell, as principal, shares needed to fill unconditional orders for Fund shares. VP Distributors may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. VP Distributors may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with VP Distributors. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the NAV per share of a Fund.

For its services under each Distribution Agreement, VP Distributors receives sales charges on transactions in Fund shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, VP Distributors may receive payments from the Funds pursuant to the Distribution Plans described below.

Each Distribution Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by the vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees of a Fund. Each Distribution Agreement may be terminated without penalty, including by a Fund on 60 days’ written notice when authorized either by a majority vote of the Independent Trustees or by the vote of a majority of a Fund’s outstanding voting securities, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Each Fund has adopted an amended and restated plan of distribution, (each, a “Plan” and, together, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act in respect of Class A shares only. Under the Plans, each Fund may pay to VP Distributors, or to any broker-dealer with whom a Fund has entered into a dealer agreement to distribute Class A shares, or to any other qualified financial services firm, compensation for distribution and/or shareholder-related services with respect to Class A shares held or purchased by their respective customers or in connection with the purchase of Class A shares attributable to their efforts. The amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets attributable to the Class A shares of a Fund. Information regarding the fees borne under the Plans by Class A shareholders of the Funds and the purposes for which those fees were expended during the most recently completed fiscal year (or period) is included in the tables at the end of this section.

In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as providing services to the Fund’s shareholders; or providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or providing services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or providing other processing. Dealers must have an aggregate value of $50,000 or more per Fund CUSIP to qualify for payment in that Fund class.

On a quarterly basis, the Fund’s Board reviews a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund’s Trustees and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of that class of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Fund.

There were no Rule 12b-1 Fees paid by the Funds to VP Distributors with respect to Class A shares prior to the date of this SAI, as VP Distributors was not the principal underwriter.

No interested person of the Fund other than the Distributor and no Trustee who is not an interested person of the Fund, as that term is defined in the 1940 Act, has had any direct or indirect financial interest in the operation of the Plans or related agreements.

FINRA regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. FINRA’s maximum sales charge rule may require the Board to suspend distribution fees or amend the Plans.

Dealer Concessions

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50	4.71	4.00
$100,000 but under $250,000	3.50	3.63	3.00
$250,000 but under $500,000	2.50	2.56	2.00
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

Your broker, dealer or financial professional may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of Fund shares by a dealer; the provision of assistance in marketing of Fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or in some cases, the Distributor may pay certain fees from its own profits and resources.

Dealers and other entities that enter into special arrangements with the Distributor or the Transfer Agent may receive compensation from or on behalf of a Fund for providing certain recordkeeping and related services to the Fund or its shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of Fund shares.

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to Equitable Advisors, LLC. The Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases of Class A shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC of 1.00% may be imposed on certain redemptions of such Class A investments. The CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A shares on which a finder’s fee has been paid. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the Plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the Fund for purchase to ensure that such investors are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.

A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at virtus.com. In the “Our Products” section, go to the Mutual Funds page under “Individual Investors” and click on the link for [Breakpoint (Volume) Discounts].

Expenses Borne By the Funds During Prior Periods. The following tables set forth the total expenses incurred, including under agreements with certain principal financial intermediaries who hold shares of the Funds, in respect of distribution, shareholder servicing and other permitted services provided to The Merger Fund’s Class A shares, Virtus WCM Event-Driven Fund’s Class A shares, and Virtus WCM Credit Event Fund’s Class A shares for each of the last three fiscal years. The applicable amounts shown in the tables below include, if any, the amounts shown as “compensation to broker-dealers” in the tables on page [__] of this SAI. [Please see “Custodian, Transfer Agent and Sub-Transfer Agent, Sub-Administrative and Accounting Services Agent, and Administrator-Additional Payments For Other Services” for additional information on payments made to financial intermediaries.]

THE MERGER FUND - Class A Shares*

Fiscal
Year ended	Total
December 31,	Expenses
2020	$3,428,086
2019	$4,367,419
2018	$4,351,134

VIRTUS WCM EVENT-DRIVEN FUND - Class A Shares*

Fiscal
Year ended	Total
December 31,	Expenses
2020	$74,555
2019	$54,752
2018	$30,055

VIRTUS WCM CREDIT EVENT FUND - Class A Shares*

Fiscal
Year ended	Total
December 31,	Expenses
2020	$721
2019	$404
2018**	$92

*	The total expenses shown are presented in accordance with generally accepted accounting principles (GAAP), consistent with the amounts shown in the Funds’ financial statements, while the payments to the financial intermediaries were calculated with reference to cash accounting.
**	Class A shares of Virtus WCM Credit Event Fund commenced operations on January 2, 2018.

Each Fund may also incur expenses for shareholder services under agreements with financial intermediaries in respect of Class I shares. The following tables set forth the total expenses incurred by The Merger Fund and Virtus WCM Event-Driven Fund under agreements with financial intermediaries in respect of each Fund’s Class I shares for each of the last three fiscal years.

THE MERGER FUND - Class I Shares*

Fiscal
Year ended	Total
December 31,	Expenses
2020	$1,963,728
2019	$1,516,074
2018	$877,791

VIRTUS WCM EVENT-DRIVEN FUND - Class I Shares*

Fiscal
Year ended	Total
December 31,	Expenses
2020	$207,094
2019	$174,941
2018	$115,023

VIRTUS WCM CREDIT EVENT FUND - Class I Shares*

Fiscal
Year ended	Total
December 31,	Expenses
2020	$4,409
2019	$1,048
2018**	$1,059

*	The total expenses shown are presented in accordance with generally accepted accounting principles (GAAP), consistent with the amounts shown in the Funds’ financial statements, while the payments to the financial intermediaries were calculated with reference to cash accounting.
**	Class I shares of Virtus WCM Credit Event Fund commenced operations on January 2, 2018.

Prior to [September 1, 2021,] in certain cases, WCM may have borne some of the fees the Funds were contractually obligated to pay to a financial intermediary. The amounts paid to a financial intermediary that were borne by WCM are not included or reflected in the tables above.

During the fiscal year ended December 31, 2020, The Merger Fund’s Class A shares bore the following amounts for the following services under its Plan:

The Merger Fund
Advertising	$60,479
Printing and mailing of prospectuses to other than current shareholders	$0
Compensation to underwriters	$22,359
Compensation to broker-dealers	$2,138,122
Compensation to sales personnel	$78,811
Interest, carrying or other financing charges	$0
Other	$0

During the fiscal year ended December 31, 2020, Virtus WCM Event-Driven Fund’s Class A shares bore the following amounts for the following services under its Plan.

Virtus WCM
Event-Driven Fund
Advertising	$366
Printing and mailing of prospectuses to other than current shareholders	$0
Compensation to underwriters	$0
Compensation to broker-dealers	$49,220
Compensation to sales personnel	$477
Interest, carrying or other financing charges	$0
Other	$0

During the fiscal year ended December 31, 2020, Virtus WCM Credit Event Fund’s Class A shares bore the following amounts for the following services under its Plan.

Virtus WCM
Credit Event Fund
Advertising	$10
Printing and mailing of prospectuses to other than current shareholders	$0
Compensation to underwriters	$0
Compensation to broker-dealers	$429
Compensation to sales personnel	$13
Interest, carrying or other financing charges	$0
Other	$0

MANAGEMENT [to be updated by amendment]

Trustees and Officers

The Board is responsible for the overall supervision of the Funds, including establishing each Fund’s policies and general supervision and review of its investment activities, and performs the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law. The officers, who administer each Fund’s daily operations, are appointed by the Board and generally are employees of the Administrator or one of its affiliates. The current Trustees and officers of the Funds performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. The Funds have no employees.

Unless otherwise noted, each Trustee also serves as a Trustee of other Virtus Funds and the address of each individual is c/o Virtus Funds, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Funds.

Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Burke, Donald C. YOB: 1960 Served Since: 2021 [95] Portfolios	Retired.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

Cogan, Sarah E. YOB: 1956 Served Since: 2021 [99] Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm)(since 2018); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2019), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; and Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios).

Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

DeCotis, Deborah A. YOB: 1952 Served Since: 2021 [99] Portfolios	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); Trustee, Stanford University (2010 to 2015); and Principal, LaLoop LLC, a retail accessories company (1999 to 2014).	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2013), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (12 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Managed Accounts Trust (5 portfolios), Virtus AllianzGI Convertible & Income Fund and Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund.

Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Drummond, F. Ford YOB: 1962 Served Since: 2021 [99] Portfolios	Owner/Operator (since 1998), Drummond Ranch; formerly Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board;, Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus AllianzGI Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (12 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).

Harris, Sidney E. YOB: 1949 Served Since: 2021 [92] Portfolios	Professor and Dean Emeritus (2015 to 2017), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Mallin, John R. YOB: 1950 Served Since: 2021 [92] Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; Member (since 2014), Counselors of Real Estate.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).

Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

McDaniel, Connie D. YOB: 1958 Served Since: 2021 [92] Portfolios

Retired (since 2013). Vice

President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President Global Finance Transformation

(2007 to 2009), Vice President and Controller (1999 to 2007), The Coca-Cola Company.

Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

McLoughlin, Philip YOB: 1946 Served Since: 2021 [102] Portfolios	Retired.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2021), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Advisory Board Member (since 2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman ( 2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).

Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

McNamara, Geraldine M. YOB: 1951 Served Since: 2021 [95] Portfolios	Retired.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (54 portfolios).

Walton, R. Keith YOB: 1964 Served Since: 2021 [92] Portfolios

Managing Director (since 2020), Lafayette Square Holding Company LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure

Partners.

Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.

Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Zino, Brian T. YOB: 1952 Served Since: 2021 [99] Portfolios	Retired. Various roles (1982 to 2008), J. & W. Seligman & Co. Incorporated, including President (1994 to 2008).	Advisory Board Member (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020), Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

Interested Trustee

Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2021 [103] Portfolios

Director, President and Chief

Executive Officer (since 2008),

Virtus Investment Partners, Inc.

and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).

Trustee and President (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); and Chairman and Trustee (since 2015), Virtus ETF Trust II (4 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.

*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Advisory Board Member

Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years

Moyer, William R. YOB: 1944 Served Since: 2021 [92] Portfolios	Private investor (since 2004); and Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (since 2020) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (2 portfolios).

Officers of the Trust Who Are Not Trustees

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Senior Vice President (since 2021), AllianzGI Closed-End Funds; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer (since 2021).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), Virtus AllianzGI Closed-End Funds; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

Carr, Kevin J. YOB: 1954	Senior Vice President (since 2021).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Assistant Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Assistant Secretary, (since 2021), Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

Engberg, Nancy J. YOB: 1956	Senior Vice President and Chief Compliance Officer (since 2021).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (2012 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer and Secretary (since 2021)

Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Vice President and Assistant Secretary (since 2021), Virtus AllianzGI Closed-End Funds; Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc., and DTF Tax-Free Income Inc.; Vice President, Chief Legal Officer and Secretary (since 2020, Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.

Short, Julia R. YOB: 1972	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus Closed-End Funds; Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Executive Vice President, Product Management (since 2021), and Executive Vice President and Chief Operating Officer (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021), Virtus Mutual Fund Family, Virtus Investment Trust, Virtus Strategy Trust, Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund, and Virtus Total Return Fund Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

LEADERSHIP STRUCTURE AND THE BOARD OF TRUSTEES [to be updated]

The Board is currently composed of 12 trustees, including 11 Independent Trustees. In addition to four regularly scheduled meetings per year, the Board holds special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established several standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trust’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired) and (b) the passage of time. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trust’s operations within the context of his detailed understanding of the perspective of the Adviser and the Trust’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests.

The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund’s shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Trust, provides the Board with the Adviser’s perspective in managing and sponsoring the Virtus Funds as well as the perspective of other service providers to the Trust. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Board has established several standing committees to oversee particular aspects of the Fund’s management. The members of each Committee are set forth below:

The Audit Committee

The Audit Committee is responsible for overseeing the Fund’s accounting and auditing policies and practices. The Audit Committee reviews the Fund’s financial reporting procedures, its system of internal control, the independent audit process, and the Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; effective [September 1, 2021,] the members are Connie D. McDaniel, Chairperson, Donald C. Burke, Deborah E. DeCotis, John R. Mallin and Brian T. Zino. The Audit Committee met five times during the Trust’s last fiscal year.

The Compliance Committee

The Compliance Committee is responsible for overseeing the Fund’s compliance matters. The Compliance Committee oversees and reviews (1) information provided by the Fund’s officers, including the Fund’s CCO, the Fund’s investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; (4) cybersecurity programs; and (5) distribution programs. The Compliance Committee is composed entirely of Independent Trustees; its members are Geraldine M. McNamara, Chairperson, Sarah E. Cogan, F. Ford Drummond, Sidney E. Harris, and R. Keith Walton. The Compliance Committee was established on [September 1, 2021,] so did not meet during the Trust’s last fiscal year.

The Executive Committee

The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee is composed entirely of Independent Trustees; its members are Philip R. McLoughlin, Chairperson, Donald C. Burke, Sidney E. Harris, and Brian T. Zino. The Executive Committee was established on [September 1, 2021,] so did not meet during the Trust’s last fiscal year.

The Governance and Nominating Committee

The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Fund, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; effective [September 1, 2021,] its members are Brian T. Zino, Chairperson, Sidney E. Harris and Philip R. McLoughlin. The Governance and Nominating Committee, which was called the Nominating and Compensation Committee prior to [September 1, 2021,] met once during the Trust’s last fiscal year.

The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.

The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a series of the Trust, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Trust’s policy for consideration of Trustee nominees recommended by shareholders and any such submission must be in writing, directed to the attention of the Governance and Nominating Committee in care of the Trust’s Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any Trustee is an “expert” within the meaning of the federal securities laws.

George R. Aylward

In addition to his positions with the Trust, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, certain Trust Funds’ subadvisers, the Distributor and the Administrator to the Trust, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Donald C. Burke

Mr. Burke has extensive financial and business experience in the investment management industry. He was employed by BlackRock, Inc. (2006-2009) and Merrill Lynch Investment Managers (1990-2006) where he held a number of roles including Managing Director and President and Chief Executive Officer of the BlackRock U.S. mutual funds. In this role, Mr. Burke was responsible for the accounting, tax and regulatory reporting requirements for over 300 open and closed-end funds. He also served as a trustee for numerous global funds that were advised by BlackRock, Inc. Mr. Burke currently serves as a director and Audit Committee Chairman of Avista Corp., a public company involved in the production, transmission and distribution of energy. Mr. Burke started his career at Deloitte & Touche (formerly Deloitte Haskins & Sells) and is a certified public accountant. He has also served on a number of nonprofit boards.

Sarah E. Cogan

Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her prior experience as counsel to the Independent Trustees of the series of Allianz Funds (now known as Virtus Investment Trust) and Allianz Funds Multi-Strategy Trust (now known as Virtus Strategy Trust) and as counsel to other independent trustees, investment companies and asset management firms.

Deborah A. DeCotis

Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a trustee of Stanford University and Smith College and as a director of Armor Holdings and The Helena Rubinstein Foundation, Stanford Graduate School of Business.

F. Ford Drummond

Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also previously served as a member and chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state.

Sidney E. Harris

Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Until recently, Dr. Harris was a Professor and Dean Emeritus at the J. Mack Robinson College of Business at Georgia State University. He was affiliated with the J. Mack Robinson College of Business from 1997 to 2021, serving as Professor (1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris previously served as a Director of Total System Services, Inc. (1999 to 2019). He served on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (“IUGB”) Foundation (2012 to 2017), and serves on the Board of Directors of the IUGB Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019).

John R. Mallin

Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a trustee of several other open-end funds managed by the Adviser.

Connie D. McDaniel

Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also serves as a Director of Total System Services, Inc. (2014 to 2019). She currently serves as a Director of Global Payments Inc. (since 2019) and as a Director of North Florida Land Trust (since 2021). Ms. McDaniel served as Chair of the Georgia State University Robinson College of Business Board of Advisors (2014 to 2016) and has served as a member of the Georgia State University Robinson College of Business Board of Advisors since 2011.

Philip R. McLoughlin

Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002.

Geraldine M. McNamara

Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

R. Keith Walton

Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School. Mr. Walton is the Managing Director at Lafayette Square Holding Company LLC (since 2020) and he is the founding Principal and Chief Administrative Officer at Global Infrastructure Partners (since 2006). He was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Funds (2006 to 2017).

Brian T. Zino

Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing Closed End Investment Companies, a family of mutual funds, institutional accounts and operating a trust company (1982 to 2008). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008).

Information about Advisory Board Member’s Qualification, Experience, Attributes or Skills

The following provides further information about the Advisory Board Member’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that the Advisory Board Member is an “expert” within the meaning of the federal securities laws.

William R. Moyer

Mr. Moyer has substantial experience in the asset management and accounting industries. Previously, he served for a number of years as Executive Vice President and Chief Financial Officer of the company that is predecessor to what is now Virtus and its affiliates. Mr. Moyer also is a certified public accountant and has an extensive background in accounting matters relating to investment companies.

Board Oversight of Risk Management

As a registered investment company, the Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Trust’s risk management structure by the Trust’s Adviser, Administrator, Distributor, Transfer Agent, officers and others. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties.

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Trust’s service providers and officers. The Trust’s Adviser, Subadviser, Distributor, Administrator, Transfer Agent, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.

The Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and senior management of the Subadviser meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that a Fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.

The Board receives regular written reports from the Trust’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Funds’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Funds’ portfolios. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Trust’s independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and meets regularly with the Trust’s CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the subadvisers that affect the Trust Funds. The Board also adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the Subadviser and the Distributor relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Funds and the other funds in the Virtus Funds family, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Fund Holdings as of December 31, 2020

The Trustees owned no shares of the Funds, and were not Trustees of the Trust, prior to the date of this SAI. [As of December 31, 2020, each Trustee beneficially owned shares of all the Virtus Funds overseen in an amount over $100,000.]

Trustee Compensation

Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Fund who are interested persons are compensated for their services by the Adviser of the Fund, or an affiliate of the Adviser of the Fund, and receive no compensation from the Fund. The Trust does not have any retirement plan for its Trustees.

Prior to [September 1, 2021,] the fees of the Independent Trustees were $63,000 per year for The Merger Fund Board meetings, $10,000 per year for Virtus WCM Event-Driven Fund Board meetings, $5,000 per year for Virtus WCM Credit Event Fund, $6,000 per year for Audit Committee meetings, and $10,000 per year for the Lead Independent Trustee. Each of the Chairperson of the Audit Committee and the Chairperson of the Nominating and Compensation Committee received $5,000, in addition to their out-of-pocket expenses in connection with attendance at Trustees meetings, which were paid by the Funds. For the fiscal year ended December 31, 2020, the Funds paid the following in Trustees’ fees, none of which were paid to the current Trustees since they were not yet Trustees of the Trust:

COMPENSATION TABLE

(for the fiscal year ended December 31, 2020)*

		Aggregate	Aggregate	Pension or		Total
		Compensation	Compensation	Retirement	Estimated	Compensation
	Aggregate	from WCM	from WCM	Benefits	Annual	from Fund
	Compensation	Alternatives:	Alternatives:	Accrued as	Benefits	and Fund
Name of	from The	Event-Driven	Credit Event	Part of Funds	upon	Complex Paid
Trustee	Merger Fund	Fund	Fund	Expenses	Retirement	to Trustees**
Roy D. Behren	$0	$0	$0	$0	$0	$0
Michael T. Shannon	$0	$0	$0	$0	$0	$0
Barry Hamerling	$72,000	$10,000	$5,000	$0	$0	$92,000
Richard V. Silver	$77,000	$10,000	$5,000	$0	$0	$97,000
Christianna Wood	$72,000	$10,000	$5,000	$0	$0	$92,000

*	A deferred compensation plan for the benefit of the Trustees was adopted by The Merger Fund. Under the deferred compensation plan, each participating Trustee was able to elect in advance to defer cash compensation to be earned by the participant during the plan year. A participant was able to elect to receive payments in the form of a lump sum cash payment or in the form of an annual installment payout made over a specified period of two to ten years, with such payment to be made or begin on a specified date or upon a participant’s separation of service as a member of the Board. For the fiscal year ended December 31, 2020, Mr. Hamerling accrued $72,000 as deferred compensation from the Funds.
**	During the last fiscal year, the fund complex consisted of The Merger Fund, The Merger Fund VL, Virtus WCM Event-Driven Fund, and Virtus WCM Credit Event Fund.

Neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Adviser or an affiliate of the Adviser.

Sales Loads

The Trust’s Trustees are permitted to invest in Class I shares of the Funds without initial or subsequent minimum investment requirements. Class I shares do not carry a sales load.

Codes of Ethics

The Funds, and their Adviser, Subadviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by a Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order. The Trust has also adopted a Code of Ethics for Chief Executive and Senior Financial Officers as required by Section 406 of the Sarbanes-Oxley Act of 2002.

Trustee Equity Ownership as of December 31, 2020

Aggregate
Dollar Range
of Equity
Securities in All
Registered
		Dollar Range	Dollar Range	Investment
		of Equity	of Equity	Companies
	Dollar Range	Securities	Securities	Overseen by
	of Equity	in WCM	in WCM	Trustee in
	Securities in	Alternatives:	Alternatives:	Family of
Name of	The Merger	Event-Driven	Credit Event	Investment
Trustee	Fund	Fund	Fund	Companies(1)

Trustees who are “interested persons” of the Fund
Roy D. Behren	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Michael T. Shannon	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Trustees who are not “interested persons” of the Fund
Richard V. Silver	$50,001-$100,000	Over $100,000	$0	Over $100,000
Christianna Wood	$10,001-$50,000	$0	$0	$10,001-$50,000
Barry Hamerling	Over $100,000	Over $100,000	Over $100,000	Over $100,000

(1)	During the period, the family of investment companies included The Merger Fund, The Merger Fund VL, Virtus WCM Event-Driven Fund, and Virtus WCM Credit Event Fund.

Proxy and Corporate-Action Voting Policies and Procedures

The Trust has adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Trust’s intention for each Fund to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund or its voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund or its voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the Subadviser is responsible for voting proxies for the Fund, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or Subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of Fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the Fund both are designed to further the best economic interests of Fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

•	Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

•	Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

•	Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•	Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Fund and its voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadviser, other voting delegate, Distributor, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the Subadviser has a direct conflict of interest. The Policy requires the Adviser/Subadviser that is a voting delegate to notify the Chief Compliance Officer of the Trust (or, in the case of the Subadviser, the Chief Compliance Officer of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the Fund’s shareholders. No Adviser/Subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Trust.

The Policy further imposes certain record-keeping and reporting requirements on the Adviser/subadviser or other voting delegate.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

Following is information about the policy and procedures followed by the Subadviser to each Fund in voting proxies for the Funds.

The Subadviser

WCM has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of its clients including the Fund, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The principles for voting proxies are as follows:

The primary consideration in voting proxies is the best interest of the Funds. Where a proxy proposal raises a material conflict between the Subadviser’s interests and a Fund’s interests, the Subadviser will resolve the conflict by following the policy guidelines. The proxy-voting guidelines describe the Subadviser’s general position on proposals. The Subadviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Routine proposals that do not change the structure, bylaws or operations of the corporation to the detriment of the shareholders will normally be approved. The Subadviser will review certain issues on a case-by-case basis based on the financial interest of the Funds. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, if the Subadviser has knowledge that an event will occur having a material effect on a Fund’s investment in a loaned security, the Subadviser may seek to call the loan in time to vote the securities or the Subadviser may seek to enter into an arrangement which ensures that the proxies for such material events may be voted as the Subadviser believes is in the Fund’s best interests. There can be no assurance that the Subadviser will be successful in calling a loan in time to vote the securities or entering into an arrangement to ensure the proxies for such events will be voted as the Subadviser believes is in a Fund’s best interests. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available for each Fund without charge, upon request, by calling the Funds’ Sub-Transfer Agent at 1-800-343-8959 and on the SEC’s website at www.sec.gov.

SERVICES AND INVESTMENT PLANS

(See “INVESTMENT PLANS” in the Funds’ combined prospectus.)

The costs of services rendered to the Funds’ investors by their sub-transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) are paid for by the Funds; however, in order to cover abnormal administrative costs, investors requesting a historical transcript of their account will be charged a fee based upon the number of years researched. The Funds reserve the right, on 60 days’ written notice, to charge investors to cover other administrative costs of services provided to shareholders.

Certain of the plans described below may be available only to those purchasing Class A shares.

IRA Plans

Individuals may establish an Individual Retirement Account (“IRA”) through “The Merger Fund IRA Plan,” “Virtus WCM Event-Driven Fund IRA Plan,” or “Virtus WCM Credit Event Fund IRA Plan” (collectively, the “IRA Plans”) The IRA Plans provide individuals with the opportunity to establish an IRA in order to purchase shares of a Fund. Each of the IRA Plans can also be used for a transfer from an existing IRA, or for a rollover from a qualified retirement plan from which the individual receives a lump-sum distribution. The forms of the IRA Plans meet the requirements of Section 408 of the Internal Revenue Code of 1986, as amended. U.S. Bank, N.A. acts as custodian for the IRA Plans, and the adoption of any of the IRA Plans by each individual is subject to acceptance or rejection by U.S. Bank, N.A. in its capacity as custodian.

Qualifying shareholders may invest in a Fund through a “Roth IRA,” which is a form of IRA created in 1997. Shareholders should consult with their own financial advisers to determine eligibility.

Other Retirement Plans

Investors may invest in a Fund through certain prototype plans which provide opportunities to corporations, self-employed individuals and partnerships to establish defined benefit and defined contribution qualified retirement plans under which shares of a Fund may be purchased. Such plans can, in most cases, also accept a transfer or a rollover from an existing qualified retirement plan from which an individual receives a lump-sum distribution of the individual’s entire account balance in such plan. A defined-benefit qualified retirement plan specifies what a participant’s pension benefit will be, and the employer (including a self-employed individual) adopting the plan must then fund the plan on an actuarial basis so it can pay the promised benefit. A defined-contribution qualified retirement plan does not promise any definite benefit but instead provides for certain contributions to be made to the plan, and a participant’s ultimate benefit depends on the amount that has accumulated in his account. Fund Services acts as custodian of the qualified plans. Each plan as adopted by an employer (including a self-employed individual) or partnership is subject to acceptance or rejection by Fund Services.

Systematic Withdrawal Plan

Shareholders participating in a Systematic Withdrawal Plan should note that disbursements may be based on the redemption of a fixed dollar amount, fixed number of shares, percent of account or declining balance. Any income, dividends and capital-gain distributions on shares held in Systematic Withdrawal Plan accounts should be reinvested in additional Fund shares. Systematic Withdrawal Plan payments will be made out of the proceeds realized from the redemption of Fund shares held in the account. These redemptions made to effect withdrawal payments may reduce or exhaust entirely the original investment held under the plan. A Systematic Withdrawal Plan may be terminated at any time by the shareholder or a Fund upon written notice and will be automatically terminated when all Fund shares in the shareholder’s account under the plan have been liquidated.

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If a Fund is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their NAVs at the time of the redemption.

NET ASSET VALUE

(See “NET ASSET VALUE” in the Funds’ combined prospectus.)

You may purchase or redeem shares of a Fund on any day when a Fund calculates its NAV. The Funds calculate their NAVs on each weekday other than days when the NYSE is closed (each day a NAV is calculated, a “Business Day”). The NAV per share of each class of each Fund generally is determined as of the close of regular trading (normally 4:00 PM Eastern time) on days when the NYSE is open for trading.

Since the Funds dos not price securities on weekends or United States national holidays, the NAV of each Fund’s foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Fund. The NAV per share of each Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’s distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the NAV per share.

A security that is listed or traded on more than one exchange generally is valued at the official closing price on the exchange representing the principal exchange for such security. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place for the Funds’ foreign securities investments contemporaneously with the determination of the prices of the majority of the portfolio securities of the Funds. The foreign currency exchange rate used to price the currency in which foreign securities are denominated is generally the 4 p.m. Eastern Time spot rate. If at any time a Fund has investments where market quotations are not readily available or are determined not to be reliable indicators of the value of the securities priced, such investments are valued at the fair value thereof as determined in good faith in accordance with policies and procedures approved by the Board.

Security valuation procedures for the Funds, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain Trust officers and/or representatives of the Adviser and/or Administrator as identified to the Board. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable. Internal fair valuations are reviewed by the Board at least quarterly.

The Funds utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level1– quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Funds calculate their NAVs that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds will fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy.

Over-the-counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

ADDITIONAL INFORMATION ABOUT PURCHASES

(See “[__________]” in the Funds’ combined prospectus.)

Class A Shares

Class A shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a CDSC of 1.00% may apply on certain redemptions on which a finder’s fee has been paid. The CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charges may be waived under certain conditions as determined by the Distributor. Class A shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of a Fund’s aggregate average daily net assets attributable to the Class A shares. In addition, certain purchases of Class A shares qualify for reduced initial sales charges.

Class I Shares

Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the Distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the Adviser, the Subadviser, their affiliates, and to Trustees of the Virtus Mutual Funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates.

Class A Shares — Reduced Initial Sales Charges

Investors choosing Class A shares may be entitled to reduced initial sales charges. The ways in which initial sales charges may be avoided or reduced are described below. Investors buying Class A shares on which a finder’s fee has been paid may incur a CDSC of 1.00% if they redeem their shares within 18 months of purchase. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor or Transfer Agent.

Qualified Purchasers

If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund:

(1)	Trustee, director or officer of any Virtus Mutual Fund, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates;

(2)	Any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Fund’s Adviser, Subadviser or Distributor;

(3)	Any private client of an Adviser or subadviser to any Virtus Mutual Fund;

(4)	Registered representatives and employees of securities dealers with whom the Distributor has sales agreements;

(5)	Any qualified retirement plan exclusively for persons described above;

(6)	Any officer, director or employee of a corporate affiliate of the Adviser, the Subadviser or the Distributor;

(7)	Any spouse or domestic partner, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above;

(8)	Employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;

(9)	Any employee or agent who retires from the Distributor and/or their corporate affiliates or from PNX, as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008;

(10)	Any Virtus direct account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;

(11)	Any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan;

(12)	Any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge;

(13)	Any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;

(14)	Any deferred compensation plan established for the benefit of any trustee or director of Virtus, any Virtus Mutual Fund, or any open-or closed-end fund advised, subadvised or distributed by the Adviser, the Distributor or any of their corporate affiliates.

If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A shares:

(15)	Individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients (See Appendix B to the prospectus for a description of broker-dealers offering various sales load waivers);

(16)	Purchasers of Class A shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;

(17)	Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Code), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or

(18)	Clients of investment professionals or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment professional or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. (See Appendix B in the Fund’s prospectus for a description of broker-dealers offering various sales load waivers.)

(19)	Purchasers of Class A shares of a Fund who were already shareholders of that same Fund as of [September 1, 2021].

Each of the investors described in (15) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

Combination Purchase Privilege

Your purchase of any class of shares of the Funds, if made at the same time by the same person, will be added together with any existing Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either:

(a)	Any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is the named beneficiary;

(b)	A trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist);

(c)	Multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or

(d)	Trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Right of Accumulation

The value of your account(s) in any class of shares of the Funds may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Funds and their agents at the time of purchase to exercise this right.

Gifting of Shares

If you make a gift of shares of a Virtus Mutual Fund, upon your request you may combine purchases, if made at the same time, of any class of shares of a Fund at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the Funds’ right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to theFunds or their agents at the time of purchase to exercise this right.

Associations

Certain groups or associations may be treated as a “person” and qualify for reduced Class A share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Letter of Intent

If you sign a Letter of Intent, your purchase of any class of shares of the Fund or any other Fund, if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding commitment. Since the Funds and their agents do not know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the Letter of Intent amount will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge. You will be given 20 days to make this decision. If you do not exercise either election, the Transfer Agent will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

Class A Shares — Waiver of Deferred Sales Charges

The CDSC is waived on the redemption (sale) of Class A shares if the redemption is made:

(a)	within one year of death;

(i)	of the sole shareholder on an individual account,

(ii)	of a joint tenant where the surviving joint tenant is the deceased’s spouse or domestic partner,

(iii)	of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or

(iv)	of the “grantor” on a trust account;

(b)	within one year of disability, as defined in Code Section 72(m)(7);

(c)	as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus;

(d)	by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;

(e)	based on the exercise of exchange privileges among Class A shares of the Funds;

(f)	based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and

(g)	based on the systematic withdrawal program, provided such withdrawals do not exceed more than 1% monthly or 3% quarterly of the aggregate net investments. (See “Systematic Withdrawal Program” in this SAI for additional information about these restrictions.)

If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

Class A Shares— Variations and Waivers of Sales Charges

Class A Shares purchased through specific intermediaries may be eligible for additional scheduled variations in, and eliminations of, Class A sales charges. Information about these variations and waivers is available from your financial intermediary and in Appendix B to the Fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.”

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

(See “REDEMPTIONS” in the Funds’ combined prospectus.)

Supporting documents in addition to those listed under “Redemptions” in the Funds’ combined prospectus will be required from executors, administrators, trustees, or if redemption is requested by one other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefor may be suspended at times: (a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption. In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Redemptions by Telephone

Generally, shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds’ current Prospectus for more information.) Corporations that have completed a Corporate Authorized Trader form may redeem more than $50,000 worth of shares in most instances. The Fund, its Transfer Agent and its other authorized agents will not be liable for any loss, liability, cost or expense resulting from acting upon telephone instructions that are reasonably believed to be genuine.

Redemption of Small Accounts

Each shareholder account in a Fund which has been in existence for at least one year and which has a value of less than $200, due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the account address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds’ current Prospectus for more information.)

Redemptions in Kind

To the extent consistent with state and federal law, each Fund may make payment of the redemption price either in cash or in kind. However, each Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would generally represent the shareholder’s proportionate share of the Fund’s current net assets and be valued at the same value assigned to them in computing the NAV per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Account Reinstatement Privilege

Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at NAV. (See the Funds’ current Prospectus for more information.)

Returned/Uncashed Checks Policy

For the protection of Fund shareholders, if you have elected to receive dividends and other distributions in cash, and the check is returned to the Fund as undeliverable or you do not respond to mailings with regard to uncashed distribution checks, we may take any of the following actions:

•	The distribution option on your account(s) will be changed to reinvest and all subsequent payments will be reinvested in additional shares of the Fund.

•	Any systematic withdrawal plan will be stopped immediately.

•	If a check is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds.

•	If reinvested, distributions will be reinvested in the Fund at the earliest date practicable after the waiting period at the then-current NAV of the Fund.

•	No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks.

This policy may not apply to certain retirement or qualified accounts, closed accounts or accounts under the Fund’s required minimum threshold.

Reinvestment of future distributions will continue until you notify us of your election to reinstate cash payment of the dividends and other distributions. You will also be required to confirm your current address and daytime telephone number.

INVESTOR ACCOUNT SERVICES AND POLICIES

[Exchanges

Financial intermediaries are permitted to initiate exchanges from one class of shares of a Fund into another class of shares of the Fund if, among other things, the financial intermediary agrees to follow procedures established by the Fund, the Distributor or the Transfer Agent, which generally will require that (i) the exchanges be carried out within accounts that are maintained and controlled by the intermediary and meet investor eligibility requirements, if applicable, for the share class or account type, and (ii) no contingent deferred sales charges are outstanding, or the applicable intermediary agrees to cause any outstanding contingent deferred sales charges to be paid in a manner agreed to by the Fund, the Distributor or the Transfer Agent. The Fund’s ability to make this type of exchange may be limited by operational or other limitations, requiring the Fund or its agent to process the transaction as a liquidation and purchase, at the same closing NAV. The financial intermediary will be ultimately responsible for reporting the transaction in accordance with their instruction.

Shareholders owning shares of the Fund through accounts established directly with the Transfer Agent (i.e., not established with a financial intermediary who deals with the Transfer Agent exclusively on the investor’s behalf) may be permitted to exchange shares of one class of shares of the Fund into another class of shares of the Fund, if they meet the investor eligibility requirements associated with the class into which they wish to exchange, at the discretion of the Fund or the Transfer Agent. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the Fund. Under the Code, generally if a shareholder exchanges shares from one class of a fund into another class of the same fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary and the shareholder’s tax professional regarding the treatment of any specific exchange carried out under the terms of this paragraph.

Systematic Exchanges

If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Fund. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon the Fund’s NAV per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Transfer Agent.

Dividend Reinvestment Across Accounts

If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Funds at NAV. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from the Transfer Agent. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

Invest-by-Phone

This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of the shareholder’s bank account. Once a request is phoned in, the Transfer Agent or its subagent will initiate the transaction by wiring a request for monies to the shareholder’s commercial bank, savings bank or credit union via ACH. The shareholder’s bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent or its subagent for credit to the shareholder’s account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

To establish this service, please complete a Bank Option Application and attach a voided check if applicable. Upon acceptance of the authorization form (usually within two weeks) shareholders may call toll free 800.243.1574 prior to 3:00 p.m. (Eastern Time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent or its subagent will then contact the shareholder’s bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder’s account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

Systematic Withdrawal Program

The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing NAV on the date of redemption. The Program also provides for redemptions with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

Shareholders participating in the Program must own shares of the Fund worth $5,000 or more, as determined by the then current NAV per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A shares investor since a sales charge will be paid by the investor on the purchase of Class A shares at the same time as other shares are being redeemed. For this reason, investors in Class A shares may not participate in an automatic investment program while participating in the Program.

Notice to Non-U.S. Individual Shareholders

The Funds and their shares are only registered in the United States of America. Regulations outside of the United States may restrict the sale of Shares to certain non-U.S. investors or subject certain shareholder accounts to additional regulatory requirements. The Funds reserve the right, however, to sell shares to certain non-U.S. investors in compliance with applicable law. If a current shareholder in a Fund provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the Unites States may be restricted from purchasing additional shares.

In the course of their business, the Funds, their service providers and/or their selling agents may collect, record, store, adapt, transfer and otherwise process information by which prospective and current natural person investors may be directly or indirectly identified. The Funds, their service providers and/or their selling agents shall comply with all applicable data protection regulation in processing personal data within their respective possession, including the EU General Data Protection Regulation (EU/2016/679) (“GDPR”). For shareholders who are residents or citizens of the European Union, personal data will be generally processed to open an account, manage and administer holding(s), including further subscriptions, redemptions, transfers or conversions, or otherwise as necessary to comply with legal obligations under GDPR.

TAXATION

(See “DIVIDENDS, DISTRIBUTIONS AND TAXES”

in the Funds’ prospectuses.)

The following summary of certain U.S. federal income tax considerations generally applicable to an investment in a Fund is intended for general informational purposes only. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions in effect as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly on a retroactive basis.

You are advised to consult your own tax adviser with respect to the specific tax consequences of an investment in a Fund in light of your particular circumstances and the possible application of foreign, state and local tax laws. This discussion is not intended as a substitute for careful tax planning. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

U.S. Federal Income Taxation-in General

Each Fund has elected to be treated as a “regulated investment company” (a “RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than those of the U.S. government or other RICs) of any one issuer, or of two or more issuers that the Fund controls and that are engaged in the same, or similar trades or businesses or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c) distribute with respect to each taxable year at least 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). MLPs in which a Fund invests, if any, generally are expected to be qualified publicly-traded partnerships. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains that it distributes to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below) in a timely manner.

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify for treatment as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Any taxable income, including any net capital gain, retained by a Fund will be subject to tax at the Fund level at regular corporate rates. If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or November 30 or December 31 of that year, if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year, if the Fund is eligible to make and makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that is eligible to make and makes the election described above, no such gains or losses will be so treated. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to certain loss carryforwards) annually. Taxable income, including any net capital gain, that is retained by a Fund will be subject to tax at the Fund level at regular corporate rates. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is deemed to have owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Each Fund expects that, as a result of its investment objectives and strategies, its income will consist primarily of short-term capital gains, which are taxable as ordinary income when distributed to shareholders. Along with any items of ordinary income, such distributions of short-term capital gain, in the case of non-corporate shareholders, can be reduced by capital losses only to the extent of $3,000 (or $1,500 in the case of a married taxpayer filing separately) per year, and in the case of corporate shareholders cannot be reduced by capital losses.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

Any dividend declared and made payable to shareholders of record in October, November or December of a calendar year is deemed to have been paid by a Fund and received by shareholders on December 31 of such calendar year, provided that the Fund pays the dividend in January of the following year.

Distributions are taxable to shareholders in the same manner whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by a Fund will result in a reduction in the fair market value of the Fund’s shares. A distribution may be taxable to a shareholder even though, from an investment standpoint, it may constitute a partial return of capital. In particular, an investor that purchases shares of the Fund just prior to a taxable distribution will then receive a return of investment upon distribution, which will nevertheless be taxable to this shareholder as ordinary income or capital gain.

Distributions of investment income reported by a Fund as derived from qualified dividend income will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided certain holding period and other requirements are met at the shareholder and Fund level. The Funds generally do not expect a substantial amount of their distributions will be eligible for treatment as qualified dividend income.

A portion of the dividends paid by the Funds to shareholders that are corporations (other than S corporations) may be eligible for the dividends-received deduction to the extent such dividends are derived from dividends received from U.S. corporations, provided certain holding period and other requirements are met at the shareholder and Fund level. The Funds generally do not expect that a significant portion of their distributions will be eligible for the corporate dividends-received deduction.

Any distribution of Fund income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Subject to any further regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP, as applicable, will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s current and accumulated earnings and profits, in which case the excess generally will be treated as a return of capital to shareholders to the extent of each shareholder’s tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Fund shares, thus reducing any loss or increasing any gain on the subsequent taxable disposition by the shareholder of those shares.

Sale, Exchange or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed. See the Funds’ combined prospectus for more information.

Taxation of the Fund’s Investments

Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation of which (i) 75% or more of the corporation’s gross income for the taxable year is passive income, or (ii) the average percentage of assets (generally by value, but by adjusted tax basis in certain cases) held by such corporation during the taxable year that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and (solely for purposes of this mark-to-market election) repurchased those holdings on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Dividends paid by PFICs will not be eligible to be treated as qualified dividend income (described above). Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Options and Futures. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The termination of a Fund’s obligation under an option other than through the exercise of the option will result in gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Subject to certain exceptions, some of which are described below, such gain or loss generally will be short-term. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by Section 1256 of the Code (“section 1256 contracts”). Non-equity options for this purpose can include options on certain stock indexes. Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences. Certain of a Funds’ investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if a Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code: (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security; (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security; and (iii) the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury Department has issued final regulations providing that this rule does not apply to the accrual of market discount. If Section 451 were to apply to the accrual of market discount, a Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity - that is, at a premium - the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.

High Yield Obligations; At-Risk or Distressed Securities. A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Mortgage-Related Securities. A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”), including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect, or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted under “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder (see below), will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Other Taxation

Foreign Taxes. Income, gain or net proceeds received by a Fund (or an investment company in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Backup Withholding. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a Fund that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of a Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Foreign Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by a Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests, as described below. If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such foreign shareholder within the United States, or (ii) in the case of an individual shareholder, the foreign shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of a Fund (as described below).

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or real estate investment trust that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that holder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax adviser, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends). The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends a Fund pays.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. Early in each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions made by the Fund during the prior year.

The foregoing discussion is a general summary of certain material U.S. federal income tax consequences of owning and disposing of shares in a Fund.

Shareholders of a Fund may be subject to state, local and foreign taxes on distributions received from the Fund and on redemptions of the Fund’s shares. Also, this summary does not deal with all aspects of U.S. federal income taxation that may be relevant to particular shareholders in light of their particular circumstances. Accordingly, prospective shareholders should consult their tax advisers about the application of the provisions of tax law described in this SAI and the specific federal tax consequences of purchasing, holding, and disposing of shares in a Fund, in light of their particular tax situations.

Capital Loss Carryforward

As of December 31, 2020, TMF had no post-October and $30,067,004 of late-year losses. As of December 31, 2020, CEF did not have any post-October ordinary losses deferred, on a tax basis. As of December 31, 2020, EDF did not have any post-October ordinary losses deferred, on a tax basis. As of December 31, 2020, TMF had no short-term or long-term capital loss carryover. As of December 31, 2020, EDF had no short-term or long-term capital loss carryover. As of December 31, 2020, CEF had no short-term or long-term capital loss carryover.

ORGANIZATION AND CAPITALIZATION

General

The Merger Fund is an open-end management investment company established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated April 12, 1982, as amended and restated on July 30, 2013 (the “Merger Fund Declaration of Trust”). Previously known as the Risk Portfolio of The Ayco Fund, the Fund commenced doing business as The Merger Fund on January 31, 1989. The Fund’s name was formally changed to The Merger Fund on August 22, 1989.

Each of Virtus WCM Event-Driven Fund and Virtus WCM Credit Event Fund is a series of [Westchester Capital Funds], an open-end management investment company established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated March 20, 2013 (the “WCF Declaration of Trust” and, together with the Merger Fund Declaration of Trust, the “Declarations of Trust”). Prior to [September 1, 2021,] Virtus WCM Event-Driven Fund was known as WCM Alternatives: Event-Driven Fund and Virtus WCM Credit Event Fund was known as WCM Alternatives: Credit Event Fund.

Each Fund’s activities are supervised by its Trustees. The Declarations of Trust permit the Trustees to issue an unlimited number of full and fractional shares of each Fund. The Trustees are also empowered by the Declarations of Trust and each Fund’s By-Laws to create additional series of shares, or portfolios.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless required by the 1940 Act. In such an event, the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Except for the foregoing and unless removed by action of the shareholders in accordance with a Fund’s By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trustees shall only be liable in cases of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The shares of each Fund are divided into two classes: Class A and Class I. The share classes each have different eligibility and minimum investment requirements, which are disclosed in the Funds’ combined prospectus. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The underlying assets attributable to a class of a Fund are charged with the expenses attributable to that class of the Fund and with a share of the general expenses of the Fund. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated in proportion to net assets of such class except where an alternative method of allocation can more appropriately be used.

Shares of each Fund’s common stock entitle their holders to one vote per share. Shares have non-cumulative voting rights in the election of Trustees, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares of classes may have different voting rights, such as (i) when required by the Investment Company Act of 1940; or (ii) when the Trustees determine that such a matter affects only the interests of a particular class. Shares have no preemptive or subscription rights.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. The following persons or entities each hold of record 5% or more of the outstanding shares of each class of the Fund as of [_____], 2021: [To be updated by amendment]

The Merger Fund

Name and Address	Class	Percent Held
NATIONAL FINANCIAL SERVICES LLC	Institutional	27.20%
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

CHARLES SCHWAB & CO INC	Institutional	23.49%
REINVEST A/C 0010003986
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO, CA 94105-1905

Name and Address	Class	Percent Held
TD AMERITRADE INC FOR THE	Institutional	8.36%
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA, NE 68103-2226

WELLS FARGO BANK NA FBO	Institutional	6.84%
OMNIBUS ACCOUNT CASH/CASH
XXXX0
PO BOX 1533
MINNEAPOLIS MN 55480-1533

PERSHING LLC	Institutional	6.04%
1 PERSHING PLZ
JERSEY CITY, NJ 07399-0001

MORGAN STANLEY SMITH BARNEY LLC	Institutional	5.86%
FOR THE EXCLUSIVE BENEFIT OF ITS
CUSTOMERS
1 NEW YORK PLZ FL 12
NEW YORK, NY 10004-1901

CHARLES SCHWAB & CO INC	Investor	32.59%
REINVEST A/C 0010003986
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

NATIONAL FINANCIAL SERVICES LLC	Investor	18.31%
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

MERRILL LYNCH PIERCE FENNER & SMITH	Investor	12.33%
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

TD AMERITRADE INC FOR THE	Investor	11.12%
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226

LPL FINANCIAL	Investor	5.77%
OMNIBUS CUSTOMER ACCOUNT
ATTN LINDSAY O TOOLE
4707 EXECUTIVE DR
SAN DIEGO, CA 92121-3091

PERSHING LLC	Investor	5.46%
1 PERSHING PLZ
JERSEY CITY, NJ 07399-0001

WCM Alternatives: Event-Driven Fund

Name and Address	Class	Percent Held
CHARLES SCHWAB & CO INC	Institutional	66.08%
REINVEST A/C 0010003986
ATTN MUTUAL FUNDS DEPT
211 MAIN ST
SAN FRANCISCO CA 94105-1905

TD AMERITRADE INC FOR THE	Institutional	17.38%
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226

NATIONAL FINANCIAL SERVICES LLC	Institutional	14.52%
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

NATIONAL FINANCIAL SERVICES LLC	Investor	46.45%
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

TD AMERITRADE INC FOR THE	Investor	42.91%
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA, NE 68103-2226

WCM Alternatives: Credit Event Fund

Name and Address	Class	Percent Held
TD AMERITRADE INC FBO	Institutional	34.12%
OUR CLIENTS
PO BOX 2226
OMAHA, NE 68103-2226

PERSHING LLC	Institutional	22.69%
1 PERSHING PLZ
JERSEY CITY, NJ 07399-0001

J.P. MORGAN SECURITIES LLC	Institutional	13.14%
FBO 741-45714-19
4 CHASE METROTECH CTR
BROOKLYN NY 11245-0001

WESTCHESTER CAPITAL MANAGEMENT LLC	Institutional	8.09%
100 SUMMIT LAKE DR
VALHALLA NY 10595-1364

CHARLES SCHWAB & CO INC	Institutional	7.32%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO, CA 94105-1905

Name and Address	Class	Percent Held
ASCENSUS TRUST COMPANY FBO	Institutional	5.82%
WESTCHESTER CAPITAL MANAGEMENT
401K PLAN #257374
PO BOX 10758
FARGO, ND 58106-0758

PERSHING LLC	Investor	40.76%
1 PERSHING PLZ
JERSEY CITY, NJ 07399-0001

VANGUARD BROKERAGE SERVICES	Investor	19.46%
LINK TO BIN: 11111111
PO BOX 1170
VALLEY FORGE, PA 19482-1170

CHARLES SCHWAB & CO INC	Investor	11.18%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

US BANK NA CUST	Investor	6.90%
PETER A HOGGAN IRA ROLLOVER
19 HENDRICKSON RD
LAWRENCEVILLE, NJ 08648-1613

DENISE L ADAMS	Investor	6.85%
2010 W 49TH ST
MINNEAPOLIS, MN 55419-5228

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Persons controlling a Fund will be able to affect the outcome of matters presented for a vote of that Fund’s shareholders and may be able to determine the outcome of any proposal submitted to the shareholders for approval, including changes to that Fund’s fundamental policies or the terms of its investment advisory or subadvisory agreement. In addition, control persons may subject a Fund to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Subadviser, will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Subadviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

The following entities each hold of record 25% or more of the outstanding securities of the Fund as of [______], 2021: [To be updated by amendment]

The Merger Fund

	Percent	Jurisdiction of	Parent
Name and Address	Held	Organization	Company
CHARLES SCHWAB & CO INC	25.74%	CA	The Charles
SPECIAL CUSTODY A/C FBO			Schwab
CUSTOMERS			Corporation
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO, CA 94105-1905

NATIONAL FINANCIAL SERVICES LLC	25.00%	DE	Fidelity
FOR THE EXCLUSIVE BENEFIT OF OUR			Brokerage
CUSTOMERS			Company
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

WCM Alternatives: Event-Driven Fund

	Percent	Jurisdiction of	Parent
Name and Address	Held	Organization	Company
CHARLES SCHWAB & CO INC	60.21%	CA	The Charles
SPECIAL CUSTODY A/C FBO			Schwab
CUSTOMERS			Corporation
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

WCM Alternatives: Credit Event Fund

	Percent	Jurisdiction of	Parent
Name and Address	Held	Organization	Company
TD AMERITRADE INC FBO	33.39%	NY	TD Ameritrade
OUR CLIENTS			Online Holdings
PO BOX 2226			Corp.: TD
OMAHA NE 68103-2226			Ameritrade
Holding
Corporation

Management Ownership

[To be updated by amendment] As of [______], 2021, the Trustees and officers of the Funds, as a group, owned less than 1% of the outstanding equity securities of each class of each Fund.

Shareholder and Trustee Liability

Each Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Each Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund and provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability of shareholders is remote. The Declarations of Trust do not require the Funds to hold annual meetings of shareholders. However, a Fund will hold special meetings when required by federal or state securities laws. The holders of at least 10% of a Fund’s outstanding shares have the right to call a meeting of shareholders for the purpose of voting upon the removal of one or more Trustees, and in connection with any such meeting, the Fund will comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.

The Merger Fund Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Each Trustee has also entered into an Indemnification Agreement with each Trust. The Indemnification Agreement provides that each Trust shall indemnify and hold harmless a Trustee against any and all expenses actually and reasonably incurred by a Trustee in any proceeding arising out of or in connection with the Trustee’s service to a Trust, to the fullest extent permitted by the relevant Trust’s governing documents and the governing law of the relevant Trust, the Securities Act, the Securities Exchange Act of 1934, and the 1940 Act.

PORTFOLIO MANAGERS

The following shows information regarding other accounts managed by each portfolio manager as of December 31, 2020.

				Number of	Total Assets
				Accounts	in Accounts
				Where	Where
				Advisory Fee	Advisory Fee
		Number		is Based on	is Based on
Name of		of	Total Assets	Account	Account
Portfolio Manager	Category	Accounts	in Accounts	Performance	Performance
Roy D. Behren	Registered	3	$344,905,089	0	$0
	Investment
	Companies

	Other Pooled	1	$52,193,811	1	$52,193,811
	Investment
	Vehicles

	Other Accounts	0	$0	0	$0

Michael T. Shannon	Registered	3	$344,905,089	0	$0
	Investment
	Companies

	Other Pooled	1	$52,193,811	1	$52,193,811
	Investment
	Vehicles

	Other Accounts	0	$0	0	$0

Steven V. Tan	Registered	0	$0	0	$0
	Investment
	Companies

	Other Pooled	0	$0	0	$0
	Investment
	Vehicles

	Other Accounts	0	$0	0	$0

[To be updated by amendment] Each of Messrs. Behren and Shannon has entered into a service agreement with the Adviser under which he receives distributions in his capacity as a principal of a limited liability company that is a member of the Adviser. Their compensation is not linked by formula to the absolute or relative performance of the Funds, the Funds’ net assets or to any other specific benchmark. Because Mr. Behren and Mr. Shannon are members of the Adviser, their compensation is determined in large part by the Adviser’s overall profitability, an important component of which is the level of fee income earned by the Adviser. Pursuant to Advisory Contracts between the Adviser and each Fund, the Adviser is paid a fixed percentage of the net assets of each Fund and, therefore, its fee income will vary as those assets increase or decrease due to investment performance and subscription and redemption activity.

[To be updated by amendment] Messrs. Behren and Shannon also receive compensation from their interests in an affiliated registered investment adviser which manages an investment trust and other private investment funds that engage in merger arbitrage. For its services, the affiliated adviser receives both a management fee and a percentage of the profits, if any, generated by such trust or funds.

The fact that Messrs. Behren and Shannon serve as portfolio managers of each Fund and as portfolio managers of other institutional and non-registered investment accounts creates the potential for a conflict of interest, since receipt of a portion of any profits realized by the accounts that are charged a performance-based fee could, in theory, create an incentive to favor such accounts (e.g., by allocating to them the most favorable investment opportunities or by allocating more resources and time to managing those accounts). However, the Subadviser believes that any conflicts of interest are mitigated, at least in part, for the following reasons: (i) the Funds and the other accounts all engage in merger arbitrage and, in many respects, are managed in a similar fashion; (ii) the Subadviser follows strict and detailed written allocation procedures designed to allocate securities purchases and sales among the Funds and the other institutional and non-registered investment accounts in a fair and equitable manner over time; and (iii) all allocations and fair-value pricing reports are subject to review by the Subadviser’s Chief Compliance Officer.

As of December 31, 2020, the portfolio managers owned the following dollar range of equity securities in each of the Funds*:

		Virtus WCM	Virtus WCM
	The Merger Fund	Event-Driven Fund	Credit-Event Fund*
Roy D. Behren	Over $1,000,000	Over $1,000,000	Over $1,000,000
Michael T. Shannon	$500,001 - $1,000,000	Over $1,000,000	Over $1,000,000
Steven V. Tan	N/A*	N/A*	$100,001 - $500,000

* Mr. Tan is a portfolio manager of WCM Alternatives: Credit-Event Fund only.

ALLOCATION OF PORTFOLIO BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Funds are made by the Subadviser. The Subadviser is authorized to allocate the orders placed by it on behalf of a Fund to broker-dealers who may, but need not, provide research or other services in respect of commissions paid by the Fund.

In selecting a broker-dealer to execute any given transaction, the Subadviser may take the following factors, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of a Fund on a continuing basis.

Broker-dealers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker-dealer would have charged for executing the transaction if the Subadviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided, either in terms of the particular transaction or the Subadviser’s overall responsibilities for accounts over which the Subadviser exercises investment discretion.

When placing brokerage orders on behalf of the Funds, the Subadviser uses reasonable efforts to select broker-dealers whose services are available at competitive commission rates, although the Subadviser does not select broker-dealers solely on the basis of commission rates. Consequently, the Adviser may pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

In allocating portfolio brokerage, the Subadviser may select broker-dealers who also provide brokerage, research and other services that may be useful to other accounts over which the Subadviser or its affiliate exercises investment discretion. Some of the services received as the result of Fund transactions may benefit accounts other than the Funds that generated the benefits.

When the Funds and the other accounts over which the Subadviser [or its affiliate] exercises investment discretion are engaged in the simultaneous purchase or sale of the same securities, the Subadviser [and its affiliate] may aggregate the orders. As a result of the practice of bunching orders, the Subadviser [and its affiliate] often must allocate purchases and sales of securities among different client accounts following the execution of a bunched purchase or sale order. The Subadviser maintains a policy of allocating the executions in a manner which seeks to treat all the accounts involved fairly and equitably over time.

For each of the last three fiscal years or the periods since a Fund’s inception, if shorter, The Merger Fund, Virtus WCM Event-Driven Fund and Virtus WCM Credit Event Fund paid the following brokerage commissions:

		Virtus WCM	Virtus WCM
	The Merger Fund	Event-Driven Fund	Credit Event Fund*
December 31, 2020	$5,116,676	$1,047,343	$10,994
December 31, 2019	$4,582,562	$713,323	$1,798
December 31, 2018	$3,837,542	$431,404	$3,591

* Virtus WCM Credit Event Fund commenced operations on January 2, 2018.

For the fiscal year ended December 31, 2020, The Merger Fund paid brokerage commissions of $828,285 to one broker-dealer with respect to research services provided by third parties, an amount equal to approximately 16.19% of the brokerage commissions paid by The Merger Fund during the period. For the fiscal year ended December 31, 2020, Virtus WCM Event-Driven Fund paid brokerage commissions of $379,274 to one broker-dealer with respect to research services provided by third parties, an amount equal to approximately 36.21% of the brokerage commissions paid by Virtus WCM Event-Driven Fund during the period. For the fiscal year ended December 31, 2020, Virtus WCM Credit Event Fund paid brokerage commissions of $1,663 to one broker-dealer with respect to research services provided by third parties, an amount equal to approximately 15.13% of the brokerage commissions paid by Virtus WCM Credit Event Fund during the period.

PORTFOLIO TURNOVER

The portfolio turnover rate may be defined as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) short positions. For each of the last two fiscal years since a Fund’s inception, each Fund’s portfolio turnover rates were as follows*:

		Virtus WCM	Virtus WCM
	The Merger Fund	Event-Driven Fund	Credit Event Fund
December 31, 2020	188%	320%	208%
December 31, 2019	167%	238%	106%

Each Fund may invest portions of its assets to seek short-term capital appreciation. A Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Merger-arbitrage investments and investments in event-driven opportunities are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination. Many mergers and acquisitions are consummated in less than six months, while tender offers are often completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund has selected [____________], [_______________], as its independent registered public accounting firm.

CUSTODIAN, TRANSFER AGENT, SUB-TRANSFER AGENT AND DIVIDEND-
PAYING AGENT, ADMINISTRATOR AND
SUB-ADMINISTRATIVE AND ACCOUNTING SERVICES AGENT

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 is the Funds’ transfer agent and dividend-paying agent. U.S. Bank, N.A. (“U.S. Bank”), Custody Operations, 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53102, acts as the Fund’s custodian. Fund Services and U.S. Bank are affiliated companies.

The custody services performed by U.S. Bank include maintaining custody of each Fund’s assets, record keeping, processing of portfolio securities transactions, collection of income, special services relating to put and call options and making cash disbursements. U.S. Bank is also custodian for the IRA Plans and other qualified retirement plans through which certain investors may invest in the Funds. U.S. Bank takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by a Fund. The Funds pay U.S. Bank a custodian fee, payable monthly, based on a percentage of the value of each Fund’s assets, plus a fee for each transaction with respect to the Fund’s portfolio securities, which varies depending on the nature of the transaction. For the fiscal year ended December 31, 2020, The Merger Fund, Virtus WCM Event-Driven Fund and Virtus WCM Credit Event Fund paid U.S. Bank custodian fees of $320,992, $53,549, and $7,424, respectively.

Virtus Fund Services, LLC (“VFS” or the “Transfer Agent”) acts as transfer agent for the Trust. VFS is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser. Pursuant to a Transfer Agent and Service Agreement, VFS receives a fee, based on the average net assets at an annual rate ranging from 0.045% to 0.0375%. In calculating the breakpoints for this fee, the Funds’ assets will be aggregated with those of the other Virtus Mutual Funds and Virtus Variable Insurance Funds. VFS is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by VFS or the Fund. Pursuant to an agreement among the Trust, VFS and Fund Services, Fund Services serves as sub-transfer agent to perform certain shareholder servicing functions for the Funds. For performing such services, Fund Services receives a monthly fee from each Fund as approved by the Board. Because VFS was not the Transfer Agent prior to the date of this SAI, it has received no fees for its transfer agency services to the Funds.

As the Funds’ sub-transfer agent and dividend-paying agent, subject to the oversight of the Transfer Agent, Fund Services provides services that include: performing customary transfer agent functions; making dividend and distribution payments; administering shareholder accounts in connection with the issuance, transfer and redemption of each Fund’s shares; performing related record keeping services; answering shareholders’ correspondence; mailing reports, proxy statements, confirmations and other communications to shareholders; and filing tax information returns. For the fiscal year ended December 31, 2020, The Merger Fund, Virtus WCM Event-Driven Fund, and Virtus WCM Credit Event Fund paid Fund Services transfer agent and shareholder servicing agent fees of $463,288, $19,406, and $1,942, respectively.

VFS is the administrator of the Trust (the “Administrator”). For its services as Administrator, VFS receives an administration fee based upon the average net assets across all series of the Virtus Mutual Funds at the following annual rates:

First $15 billion	0.10%
$15+ billion to $30 billion	0.095%
$30+ billion to $50 billion	0.09%
Greater than $50 billion	0.085%

For the purposes of applying the fee breakpoints, the Virtus Mutual Funds’ average net assets may be aggregated with the average net assets of the series of VVIT.

Because VFS was not the Administrator prior to the date of this SAI, it has received no fees for its administrative services to the Funds.

Fund Services also serves as the Funds’ accounting services agent and Sub-Administrator. As such, subject to the oversight of the Administrator, Fund Services provides a variety of administrative and accounting services to the Funds, such as accounting relating to the Funds’ portfolio and portfolio transactions, the determination of NAV and pricing of each Fund’s shares of beneficial interest, and maintaining the books of account of the Funds. Accounting services for the Funds are provided pursuant to a separate agreement with Fund Services. The Funds pay Fund Services a percentage of the value of each Fund’s assets. For the fiscal year ended December 31, 2020, The Merger Fund, Virtus WCM Event-Driven Fund, and Virtus WCM Credit Event Fund paid Fund Services accounting fees of $332,252, $56,115, and $7,009, respectively.

Under the Sub-Administration Servicing Agreement, Fund Services maintains the books, accounts and other documents required by the 1940 Act; prepares each Fund’s financial statements and tax returns; prepares certain reports and filings with the SEC; furnishes statistical and research data, clerical, accounting and bookkeeping services and office supplies; and generally assists in all aspects of each Fund’s operations. Fund Services, as Sub-Administrator, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required pursuant to the agreement. For the foregoing, each Fund pays Fund Services a fee, payable monthly, based on a percentage of the Fund’s average daily net assets. For the fiscal year ended December 31, 2020, The Merger Fund, Virtus WCM Event-Driven Fund, and Virtus WCM Credit Event Fund paid Fund Services administration fees of $1,043,852, $67,940 and $16,836, respectively. The Funds also reimburse Fund Services for all out-of-pocket expenses.

Additional Payments For Other Services. The Funds may make payments to financial intermediaries for sub-transfer agency or other shareholder services. Those payments are referred to below as “Services Payments.” These financial intermediaries are firms that, for compensation, provide certain administrative and account maintenance services to mutual fund shareholders. These financial intermediaries may include, among others, brokers, financial planners or advisers, banks (including bank trust departments), retirement plan and qualified tuition program administrators, third-party administrators, and insurance companies.

In some cases, a financial intermediary may hold its clients’ shares of a Fund in nominee or street name. Financial intermediaries may provide shareholder services, which may include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual and semiannual reports, shareholder notices, and other SEC-required communications; processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Funds or by VP Distributors, the Transfer Agent or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid to different financial intermediaries varies. In addition, the Funds, VP Distributors, the Transfer Agent and their affiliates may also make payments to financial intermediaries to offset the cost associated with processing transactions in Fund shares or to pay financial intermediaries one-time charges for setting up access for the Funds on particular platforms, as well as transaction fees, or per position fees. For the fiscal year ended December 31, 2020, The Merger Fund paid Service Payments of $1,141,071 and $1,963,728 in respect of Class A shares and Class I shares, respectively. Virtus WCM Event-Driven Fund paid Services Payments of $23,500 and $207,094 in respect of Class A and Class I shares, respectively. Virtus WCM Credit Event Fund paid Service Payments of $231 and $4,409 in respect of Class A and Class I shares, respectively.

COUNSEL

The firm of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036, is counsel to the Funds. Further, Sullivan & Worcester, LLP, 1666 K Street, NW, Washington, DC 20006, acts as legal counsel to the Trust and its Independent Trustees and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Funds have been audited by [__________], [______________], an independent registered public accounting firm, which serves as the Funds’ experts in accounting and auditing. Such financial statements, including the notes thereto and the report of the Funds’ independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of The Merger Fund, Virtus WCM Event-Driven Fund and Virtus WCM Credit Event Fund dated [__________]. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Trust from time to time.

PERFORMANCE INFORMATION

Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Business Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor’s The Outlook and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the broad market indexes listed in the Funds’ combined prospectus.

Advertisements, sales literature and other communications may contain information about a Funds’ and the Subadviser’s current investment strategies and management style. Current strategies and style may change to allow a Fund to respond quickly to changing market and economic conditions. From time to time a Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, a Fund may separate its cumulative and average annual returns into income and capital gains components.

Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund’s investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

Total Return

Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (whereP=a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A shares, and assume that all dividends and distributions on each class of shares are reinvested when paid.

For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

The Funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the NAV of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of a Class A share’s maximum sales charge of 5.50% and assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

Yield

The 30-day yield quotation as to a class of shares may be computed by dividing the net investment income for the period as to shares of that class by the maximum offering price of each share of that class on the last day of the period, according to the following formula:

Where:

a = dividends and interest earned during the period.

b = net expenses accrued for the period.

c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.

d = the maximum offering price per share of the class on the last day of the period.

FINANCIAL STATEMENTS

For each Fund, the statements of assets and liabilities, including the schedule of investments, as of December 31, 2020, the related statements of operations for the fiscal year ended December 31, 2020, statements of changes in net assets for the fiscal years ended December 31, 2020 and December 31, 2019, as applicable, the financial highlights, and notes to the financial statements and the independent registered public accounting firm’s report to the Trustees and shareholders of the Funds dated [______] (included in the Funds’ Annual Report) are incorporated herein by reference. A copy of The Merger Fund’s, Virtus WCM Event-Driven Fund’s, and Virtus WCM Credit Event Fund’s Annual Report may be obtained without charge from Fund Services by calling 1-800-343-8959.

APPENDIX A

Description of Moody’s Investors Service and S&P Global Ratings

The ratings of securities in which the Funds may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, the Subadviser may use the highest rating assigned by any agency. The Subadviser will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody’s Investors Service

Global Long-Term Rating Scale

Aaa - Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

Note: For more information on long-term ratings assigned to obligations in default, please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of Moody’s Rating Symbols and Definitions publication.

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid rid security indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Obligation Ratings

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global Ratings

Long-Term Issue Credit Ratings

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Note: Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Short-Term Issue Credit Ratings

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ’D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

(This Page Intentionally Left Blank.)

PART C [to be updated by Amendment]

OTHER INFORMATION

Item 28.	Exhibits.

(a)	Articles of Incorporation

(i) Amended and Restated Declaration of Trust dated July 30, 2013. (Previously filed as Exhibit (a)(i) to Post-Effective Amendment No. 53 to the Registration Statement.)

(ii) Amendment No. 1 to Second Amended and Restated Declaration of Trust dated November 21, 2017. (Previously filed as Exhibit (a)(ii) to Post-Effective Amendment No. 59 to the Registration Statement.)

(b)	Bylaws

(i) By-laws, as amended to date. (Previously filed as Exhibit 2 to Post-Effective Amendment No. 45 to the Registration Statement.)

(c)	Instruments Defining Rights of Security Holders - Incorporated by reference to the Amended and Restated Declaration of Trust.

(d)	Investment Advisory Agreement

(i) Investment Advisory Agreement between the Fund and Virtus Investment Advisers, Inc. (“VIA”), dated [September 1, 2021], to be filed by amendment.

(ii) Fee Waiver Agreement between the Fund and Westchester Capital Management, LLC, dated as of May 1, 2018. (Previously filed as Exhibit (d)(ii) to Post-Effective Amendment No. 61 to the Registration Statement.)

(iii) Assignment of Fee Waiver Agreement to VIA, dated [September 1, 2021], to be filed by amendment.

(iv) Expense Limitation Agreement dated [September 1, 2021], to be filed by amendment

(e)	Underwriting Agreement

(i) Distribution Agreement between the Fund and VP Distributors, LLC, dated [September 1, 2021], to be filed by amendment

(f)	Bonus or Profit Sharing Contracts

(i) Trustee Deferred Compensation Plan to be filed by amendment.

(g)	Custody Agreement

(i) Amended and Restated Custody Agreement between the Fund and U.S. Bank National Association, dated as of July 15, 2008. (Previously filed as Exhibit 7 to Post-Effective Amendment No. 39 to the Registration Statement.)

(ii) First Amendment to the Amended and Restated Custody Agreement by and between the Fund and U.S. Bank, N.A., dated as of January 19, 2011. (Previously filed as Exhibit 7-1 to Post-Effective Amendment No. 45 to the Registration Statement.)

(iii) Third Amendment to the Amended and Restated Custody Agreement between the Fund and U.S. Bank National Association, dated as of January 1, 2017. (Previously filed as Exhibit (g)(iii) to Post-Effective Amendment No. 59 to the Registration Statement.)

(iv) Form of Amendment to the Amended and Restated Custody Agreement between the Fund and U.S. Bank, N.A., dated as of January 1, 2019. (Previously filed as Exhibit (g)(iv) to Post-Effective Amendment No. 64 to the Registration Statement.)

(h)	Other Material Contracts

(i)(A) Amended and Restated Transfer Agent Servicing Agreement by and between the Fund and U.S. Bancorp Fund Services, LLC, dated as of February 2011. (Previously filed as Exhibit 8-2 to Post-Effective Amendment No. 45 to the Registration Statement.)

(i)(B) Second Amendment to the Amended and Restated Transfer Agent Agreement by and between the Fund and U.S. Bancorp Fund Services, LLC, dated as of January 1, 2017. (Previously filed as Exhibit (h)(i)(B) to Post-Effective Amendment No. 59 to the Registration Statement.)

(i)(C) Form of Amendment to the Amended and Restated Transfer Agent Servicing Agreement by and between the Fund and U.S. Bancorp Fund Services d/b/a U.S. Bank Global Fund Services, LLC, dated as of January 1, 2019. (Previously filed as Exhibit (h)(i)(C) to Post-Effective Amendment No. 64 to the Registration Statement.)

(i)(D) Amendment to the Amended and Restated Transfer Agent Servicing Agreement by and between the Fund and U.S. Bancorp Fund Services d/b/a U.S. Bank Global Fund Services, LLC, dated [September 1, 2021], to be filed by amendment.

(ii)(A) Fund Accounting Servicing Agreement between the Fund and U.S. Bancorp Fund Services, LLC, dated January 11, 2006. (Previously filed as Exhibit 8-2 to Post-Effective Amendment No. 31 to the Registration Statement.)

(ii)(B) Amendment to the Fund Accounting Servicing Agreement by and between the Fund and U.S. Bancorp Fund Services, LLC, dated as of February 26, 2008. (Previously filed as Exhibit 8-4 to Post-Effective Amendment No. 39 to the Registration Statement.)

(ii)(C) Second Amendment to the Fund Accounting Servicing Agreement by and between the Fund and U.S. Bancorp Fund Services, LLC, dated as of January 19, 2011. (Previously filed as Exhibit 8-4(a) to Post-Effective Amendment No. 45 to the Registration Statement.)

(ii)(D) Fourth Amendment to the Fund Accounting Servicing Agreement by and between the Fund and U.S. Bancorp Fund Services, LLC, dated as of January 1, 2017. (Previously filed as Exhibit (h)(ii)(D) to Post-Effective Amendment No. 59 to the Registration Statement.)

(ii)(E) Form of Amendment to the Fund Accounting Servicing Agreement by and between the Fund and U.S. Bancorp Fund Services d/b/a U.S. Bank Global Fund Services, LLC, dated as of January 1, 2019. (Previously filed as Exhibit (h)(ii)(E) to Post-Effective Amendment No. 64 to the Registration Statement.)

(ii)(F) Amendment to the Fund Accounting Servicing Agreement by and between the Fund and U.S. Bancorp Fund Services d/b/a U.S. Bank Global Fund Services, LLC, dated [September 1, 2021], to be filed by amendment.

(iii)(A) Fund Administration Servicing Agreement between the Fund and U.S. Bancorp Fund Services, LLC), dated as of January 1, 2017. (Previously filed as Exhibit (h)(iii)(A) to Post-Effective Amendment No. 59 to the Registration Statement.)

(iii)(B) Form of Amendment to the Administration Servicing Agreement between the Fund and U.S. Bancorp Fund Services, dated as of January 1, 2019. (Previously filed as Exhibit (h)(iii)(B) to Post-Effective Amendment No. 64 to the Registration Statement.)

(iii)(C) Amendment to the Administration Servicing Agreement between the Fund and U.S. Bancorp Fund Services, dated [September 1, 2021], to be filed by amendment.

(iv) Administration Agreement between the Fund and Virtus Fund Services, LLC, dated [September 1, 2021], to be filed by amendment.

(v) Transfer Agency and Service Agreement between the Fund and Virtus Fund Services, LLC, dated [September 1, 2021], to be filed by amendment.

(vi) Powers of Attorney. (Previously filed as Exhibit (h)(iv) to Post-Effective Amendment No. 53 to the Registration Statement.)

(vii) Master Securities Loan Agreement between the Fund and Bear, Stearns Securities Corp. dated October 3, 2007. (Previously filed as Exhibit 8-6 to Post-Effective Amendment No. 38 to the Registration Statement.)

(i)	Legal Opinion (Previously filed as Exhibit 9 to Post-Effective Amendment No. 45 to the Registration Statement.)

(i) Legal Consent of Fund Counsel - (Previously filed as Exhibit (i)(i) to Post-Effective Amendment No. 51 to the Registration Statement.)

(j)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(k)	Omitted Financial Statements-Not applicable.

(l)	Initial Capital Agreements-Not applicable.

(m)	Rule 12b-1 Plan- The Merger Fund Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated January 16, 2021. (Previously filed as Exhibit (m) to Post-Effective Amendment No. 68 to the Registration Statement.)

(n)	Amended and Restated Rule 18f-3 Plan to be filed by amendment.

(o)	Reserved.

(p)	Codes of Ethics to be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

Inapplicable.

Item 30.	Indemnification.

The Trustees and officers of the Registrant are insured under a directors’ and officers’ liability insurance policy against loss incurred solely because of their positions as Trustees and officers of the Registrant. The policy coverage is, however, subject to a number of exclusions.

Reference is made to Section [18] of the Distribution Agreement between the Fund and VP Distributors, LLC, dated as of [September 1, 2021].

ARTICLE IV of the Registrant’s Amended and Restated Declaration of Trust provides as follows:

Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder; and, to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes of Shares, may be allocated among one or more Classes of Shares of such Series. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

(iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: (A) by the court or other body approving the settlement or other disposition; or (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a Person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation, or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Section 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust Property, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

Section 4.6. Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Custodian, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each Trustee has also entered into an Indemnification Agreement with each Trust. The Indemnification Agreement provides that each Trust shall indemnify and hold harmless a Trustee against any and all expenses actually and reasonably incurred by a Trustee in any proceeding arising out of or in connection with the Trustee’s service to a Trust, to the fullest extent permitted by the relevant Trust’s governing documents and the governing law of the relevant Trust, the Securities Act, the Securities Exchange Act of 1934, and the 1940 Act.

Item 31.	Business and Other Connections of the Investment Adviser.

See [“Management of the Funds”] in the Prospectus and [“Investment Advisory and Other Services”] and [“Management of the Trust”] in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subadviser, reference is made to the Adviser’s and Subadviser’s current Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference

SEC File No.:
Adviser: VIA	801-5995
Subadviser: Westchester Capital Management, LLC	801-72002

Item 32.	Principal Underwriters.

(a)

VP Distributors, LLC serves as the principal underwriter for the following registrants:

The Merger Fund, [Westchester Capital Funds], The Merger Fund VL, Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Investment Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Strategy Trust and Virtus Variable Insurance Trust.

(b)	Directors and executive officers of VP Distributors, One Financial Plaza, Hartford, CT 06103 are as follows:

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant
George R. Aylward	Executive Vice President	President and Trustee
Kevin J. Carr	Vice President, Counsel and Secretary	Senior Vice President, Chief Legal Officer, Counsel and Secretary
Nancy J. Engberg	Senior Vice President and Assistant Secretary	Senior Vice President and Chief Compliance Officer
David Hanley	Senior Vice President and Treasurer	None
Barry Mandinach	President	None
David C. Martin	Vice President and Chief Compliance Officer	Anti-Money Laundering Officer
Richard W. Smirl	Executive Vice President	Executive Vice President

(c)	None

Item 33.	Location of Accounts and Records.

[To be updated by amendment] Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of the Registrant at 100 Summit Lake Drive, Valhalla, New York 10595, at the offices of the Registrant’s distributor, Compass Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, at the offices of the Registrant’s transfer agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at the offices of the Registrant’s custodian, U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, or at Infostore Records Management, 374 Starke Road, Carlstadt, NJ 07072.

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940 (the “1940 Act”), each as amended, the Registrant, The Merger Fund, certifies that it has duly caused this Post-Effective Amendment No. 71 under the Securities Act and Amendment No. 72 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valhalla and State of New York, on the 2nd day of July, 2021.

The Merger Fund

By:	/s/ Roy Behren
Roy Behren
Title:	Co-President; Treasurer and Trustee

By:	/s/ Michael T. Shannon
Michael T. Shannon
Title:	Co-President and Trustee

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 71 to The Merger Fund’s Registration Statement under the Securities Act has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Roy Behren Roy Behren	Co-President; Treasurer and Trustee	July 2, 2021

/s/ Michael T. Shannon Michael T. Shannon	Co-President; Trustee	July 2, 2021

/s/ Barry Hamerling* Barry Hamerling	Trustee	July 2, 2021

/s/ Richard V. Silver* Richard V. Silver	Trustee	July 2, 2021

/s/ Christianna Wood* Christianna Wood	Trustee	July 2, 2021

* By:	/s/ Roy Behren
Roy Behren
Attorney-in-Fact**

**	Pursuant to Powers of Attorney for each of Barry Hamerling, Richard V. Silver, and Christianna Wood previously filed as Exhibit (h)(iv) to Post-Effective Amendment No. 53 to the Registration Statement filed on April 28, 2014.

132